UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01911

Schroder Capital Funds (Delaware)
(Exact name of registrant as specified in charter)

875 Third Avenue, 22nd Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Schroder Capital Funds (Delaware) P.O. Box 8507 Boston, MA 02266
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-464-3108

Date of fiscal year end:	October 31, 2013

Date of reporting period:	April 30, 2013

Item 1.   Reports to Stockholders.

Schroder Mutual Funds

April 30, 2013	Semi-Annual Report

Schroder North American Equity Fund
Schroder U.S. Opportunities Fund
Schroder U.S. Small and Mid Cap Opportunities Fund
Schroder Emerging Market Equity Fund
Schroder International Alpha Fund
Schroder International Multi-Cap Value Fund
Schroder Global Multi-Cap Equity Fund (formerly Schroder Global Quality Fund)
Schroder Total Return Fixed Income Fund
Schroder Absolute Return EMD and Currency Fund

Schroder Mutual Funds

Table of Contents

Letter to Shareholders	1

Management Discussion and Analysis	3

Schedules of Investments

North American Equity Fund	25

U.S. Opportunities Fund	34

U.S. Small and Mid Cap Opportunities Fund	37

Emerging Market Equity Fund	40

International Alpha Fund	43

International Multi-Cap Value Fund	45

Global Multi-Cap Equity Fund (formerly Global Quality Fund)	66

Total Return Fixed Income Fund	77

Absolute Return EMD and Currency Fund	87

Statements of Assets and Liabilities	92

Statements of Operations	94

Statements of Changes in Net Assets	96

Financial Highlights	100

Notes to Financial Statements	104

Disclosure of Fund Expenses	120

Proxy Voting (Unaudited)

A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schroder Mutual Funds

June 9, 2013

Dear Shareholder:

There is a sense of déjà vu hanging over investors at present. For the past three years, equity markets have started the year strongly on the back of increased optimism about the world economy, only to lose faith in the spring and fall back. The “sell in May and go away” strategy has worked well.

Recent figures suggest that 2013 is following a similar pattern. The latest Purchasing Manager’s Indices’ (PMIs) gave a downbeat message indicating a loss of manufacturing momentum in April. Output PMI’s fell in the US, China and the Euro area, suggesting a deceleration in global industrial production.

The inventory cycle picked up at the end of last year when firms realized that the tail risks of a Euro break up or hard landing in China were not going to materialize, as central banks stepped up policy support. As we entered 2013, it also became clear that the US was not about to commit fiscal suicide by going over the cliff. Consequently as demand held up, firms had to increase production to boost inventory levels. The PMI figures suggest this effect has now played out. On the US fiscal front, although the worst was not realized, taxes still rose by around 1% of GDP, primarily on wage earners. The initial reaction suggested that spending had withstood the hit as consumption held up over the first quarter. However, this was only achieved through a sharp fall in the household savings rate and the signs are that consumers are now bringing spending back into line with disposable income.

In addition, we have had the sequester kick in from March 1st bringing sharp cuts in defense and welfare spending. There will be cuts in public employment and defense orders as a result. Although we do not expect total job losses to meet the 750,000 predicted by the Congressional Budget Office, non-farm payroll figures could be impacted with possible losses.

Despite increasing signs of slower activity, equity markets and risk assets generally continue to rally. It is possible that the signs of slowdown have yet to percolate through to investors and that we are heading for a significant correction later in the 3rd quarter 2013 as this becomes apparent. Alternatively, investors may be simply looking through the current weakness and taking the view that the US is on the road to recovery having made considerable progress in de-leveraging and restoring the health of its banking system. From this perspective, the recent data heralds a soft patch rather than the start of a new recession or slump.

This would be in line with our macro view where we see the US economy picking up pace again in the second half of the year. Growth can head back toward 3% as we still see scope for an improvement in the cyclical components of activity such as housing and autos, which remain depressed by historic standards. News that issuance of sub-prime auto loan securities are booming (up 60% year-on-year in the first quarter according to the Financial Times) supports this forecast.

While the idea of looking through the soft patch is consistent with our own view of the US, it does not tie in completely with the wider global story. For example, we are less optimistic about Europe. More policy stimulus is needed as there is little sign that the easing of financial conditions since last summer has fed through to stronger lending activity and growth. In the emerging markets, growth is still good by developed world standards, but there has been weakness in commodity prices, a pick-up in inflationary pressure and policy makers are considering tighter monetary policy. Brazil has already raised its policy rate and slower growth seems in prospect.

The three speed world has become a feature of the world economy with the emerging world still enjoying the strongest growth, the US recovering and Europe stagnating.

To some extent the equity markets are reflecting this picture. The emerging equity markets are lagging the US in terms of performance. And from a multi-asset perspective we have seen the rise in risk assets accompanied by a rally in government bonds. Such a combination is relatively unusual as equity and bond markets tend to have been negatively correlated for much of the post-crisis era as growth expectations have waxed and waned (i.e., rising growth expectations have been accompanied by rising equity markets and falling bond prices/rising yields).  This pattern of market behavior during the first part of 2013 suggests liquidity is driving risk assets by forcing bond yields down and pushing investors out along the risk curve in a search for yield. More recently, bond yields have started to rise, but the demand for risk assets has not abated.

Looking at the sector breakdown of the rally it is clear that the search for yield is driving markets, not expectations of stronger global growth. According to the Wall Street Journal, within the 9% rise in the S&P500 this year as of April 30, healthcare is up 19%, consumer staples 17% and utilities 16%. These defensive sectors are bought for their steady dividends and relative insulation from the economic cycle. By contrast the underperformers are the cyclical sectors: IT, energy and materials.

From this perspective, quantitative easing in Japan, alongside that in the US, is driving the equity rally as investors search for stocks which resemble bonds. Slower growth could lead to lower valuations in the near term, but if it leads to expectations of even more quantitative easing or other central bank action, 2013 could buck the recent trend and the rally will continue.

As we stated in the Funds’ Annual Report, in this type of environment, we believe that the investor who maintains a diversified portfolio — both across asset classes and geographic borders — should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors or regions. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

Sincerely,

Mark A. Hemenetz, CFA
President

The views expressed in the following report were those of each respective Fund’s portfolio management team as of the date specified, and may not reflect the views of the portfolio managers on the date this Semi-Annual Report is published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in these reports may no longer be held by the Funds and therefore may no longer appear in the Schedules of Investments as of April 30, 2013.

Schroder North American Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 9, 2013)

Performance

In the six-month period ended April 30, 2013, the Schroder North American Equity Fund (the “Fund”) rose 13.87% (Investor Shares) and 13.72% (Advisor Shares).  For the same six-month period, the S&P 500 Index (the “Index”) rose by 14.42%.

Market Background

US equity markets enjoyed strong gains over the six-month period. There was some nervousness in the early part of the period due to the looming fiscal cliff, while concerns over global growth also hit investor confidence. However, US equities started 2013 on a positive footing after a last minute agreement was reached to avert the fiscal cliff. Solid non-farm payroll data also lifted sentiment. Investor confidence was slightly dented by the release of minutes from the Federal Open Market Committee’s (FOMC) January meeting, which indicated that some officials were worried about the costs and risks of further asset purchases.

Towards the end of February, fears grew that sequestration — the $85 billion of programmed spending cuts due to begin in March — would have a negative impact on the economy. However, further better macroeconomic indicators — including encouraging jobs data, strong housing market figures and improvement in the manufacturing sector — helped to support positive sentiment. April saw the release of weaker-than-expected first quarter US GDP data, but this disappointment was offset by a rise in consumer spending and some decent corporate results which helped propel gains in equity markets. In addition, the FOMC’s March meeting brought no surprises, reaffirming the Fed Funds rate at 0.00-0.25% and that agency mortgage-backed securities would continue to be purchased at a pace of $40 billion per month.

Portfolio Review

The Fund and the Index both delivered strong gains over the six-month period, with the Fund’s returns marginally underperforming the Index. Much of this performance gap can be attributed to weaker stock selection in the materials sector, with gold and mining holdings accounting for most of the underperformance. Energy was also a detractor, with weakness in oil and gas exploration and production holdings offsetting gains in oil and gas refiners. Consumer discretionary holdings were a drag on performance with weakness in media stocks.

Turning to contributors, the Fund’s larger relative exposure to healthcare helped pare some of the underperformance with stronger stock selection in the biotech sector. Financials also made a positive contribution, driven by life and health insurers and by complex banks.

Outlook

We believe the Fund’s portfolio remains well diversified in a broad range of opportunities across the market and that it is structured to perform across a broad range of market environments. Multiple investment strategies are spread across a large number of small stock positions to capture broad themes and limit stock-specific risk, while top down risks (such as those arising from region and sector positions) we believe are carefully managed.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2013	Five Years Ended April 30, 2013 (a)	Annualized Since Inception
Schroder North American Equity Fund —
Investor Shares	15.88%	5.07%	7.16	%(b)
Advisor Shares	15.42%	4.69%	6.80	%(c)
Standard & Poor’s (S&P) 500 Index	16.89%	5.21%	6.87%

(a)	Average annual total return.
(b)	The Investor Shares commenced operations on September 17, 2003.
(c)

The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the above table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Net Assets
ExxonMobil	2.7%
Apple	2.7
Johnson & Johnson	1.8
Microsoft	1.7
Chevron	1.7

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Net Assets
Information Technology	17.0%
Financials	15.9
Healthcare	13.6
Consumer Discretionary	10.4
Consumer Staples	10.2
Energy	10.0
Industrials	9.6
Materials	2.7
Telecommunication Services	2.5
Utilities	1.5
Short-Term Investment	3.7
Other Assets and Liabilities	2.9

Schroder U.S. Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 9, 2013)

Performance

For the six-month period ended April 30, 2013, the Schroder U.S. Opportunities Fund (the “Fund”) rose 14.14% (Investor Shares) and 13.94% (Advisor Shares) compared to the Russell 2000 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 16.58%.

Market Background

The US equity market has enjoyed a strong run over the reporting period beginning shortly after the presidential election last November.  In contrast to earlier periods which were characterized by “risk on/risk off”, this period showed a unique flavor of “risk on”.  The singularity is that during this period the lower beta sectors have led the rally while the high beta sectors have lagged.  While there are a few exceptions to this, the overall trend has been clear. What is unusual is to have a powerful rally fueled by the lower beta groups. Specifically, sectors with a beta below one (financials, consumer staples, healthcare) outperformed.  The lone exception was utilities.  High beta sectors such as energy, technology and materials and processing lagged.  Four of the five leading sectors have a beta of less than one: healthcare (0.93), financials (0.83) and consumer staples (0.83).  The lone exception was consumer discretionary (1.08).

The period was characterized by generally positive news in the US from the labor and housing markets, which, when combined with accommodative Fed policy, has supported an environment hospitable to risk assets (i.e., equities and equity substitutes).  GDP growth is on a moderate recovery path; the primary drag on the economy currently is a negative contribution from the government sector as expenditures and employment are down due to austerity measures and balanced budget mandates at the state and local levels.

Portfolio Review

The Fund lagged the Index for the six-month period ended April 30, 2013.  Given the strength of the market over this time frame, this is consistent with the Fund’s general tendency to lag in strongly rising environments.  As noted in the commentary above, this period has been in sharp contrast to the prior fiscal year in that lower beta stocks in general outperformed high beta names in the current period.

The Fund’s underperformance was driven by cash and lagging stock selection in three sectors: energy, healthcare and materials and processing.  The energy lag came from exposure to higher beta names in the exploration and production industry such as Laredo Petroleum Holdings and PetroQuest Energy.  We believe that recent asset sales have improved Laredo’s balance sheet; we believe that the company’s holdings in the Permian Basin will positively impact future results.  PetroQuest has had several stumbles, and we have exited the position.  In healthcare, the Fund was hurt by an underweight in pharmaceuticals, which was one of the strongest performing industries in the sector.  The Fund also lagged in the medical and dental instruments group as companies with exposure overseas (e.g., Volcano), particularly in Japan, were hurt by weakening demand and currencies in those markets.  We added value in medical services and health care facilities, areas we expect to benefit from the January 2014 implementation of the Affordable Care Act (ACA or Obamacare) due to the large increase in the population having health insurance, but this was not enough to overcome the drags noted above.  Finally, in materials and processing, the Fund’s biggest drag was from its gold exposure.  Gold prices have been falling and this has a direct impact on these stocks. Pretium Resources is an example, and as a pre-development company, it has been particularly vulnerable to the falling commodity price.  Given its high quality gold deposits in Canada, seasoned management team and expectations of being able to produce gold at $400 per ounce (as of this writing current gold prices are approximately $1,380/ounce), we are positive on Pretium’s longer term prospects.

On the positive side, the Fund saw good stock selection in producer durables, financials and technology.  In producer durables the Fund benefitted from holdings in the trucking industry, HR and consulting industry and air transport.  Roadrunner Transportation Systems, a trucking company, reported better than expected earnings and margin expansion.  Projections of increasing volume further boosted the stock. Towers Watson, an HR and actuarial consulting firm, is poised to benefit from the ACA.  On Assignment was another salutary holding as the staffing firm, which specializes in medical, scientific and technology placements, benefitted from the improving labor market.  In the air travel industry, discount airline Spirit Airlines reported strong earnings with expanding margins and an industry-leading return on invested capital.

Outlook

The US equity market has had a very strong run since mid-November. This has created some difficulties for the Fund’s style, as long-term observers might expect.  We believe there will be a market pullback at some point.  This should provide the opportunity to make some adjustments in the Fund’s portfolio as more attractive price points are presented for initiating and adding to positions.

One area where we are spending significant time and effort is the implementation of the ACA, which begins in large part in January 2014. The legislation is not only complicated, it contains multiple layers of complexity.  We are working to identify likely winners and losers as the American health care system enters a profound systemic change.  It is our feeling that some changes are not well understood or impacts are overestimated by investors.

For example, the current common wisdom is that hospitals will be winners due to a larger number of patients with insurance coverage, which would translate into both higher revenues and lower bad debt expense for the hospitals.  While we generally agree, we are not confident that higher revenue expectations will be fully met as some of the payment rates are likely to be lower than anticipated.  Another interesting development is an emerging trend for a number of companies to self-insure for healthcare coverage and to use insurance brokers to effectively function as re-insurance agents to cover the potential risk of non-routine (i.e., high cost) treatments in their covered populations.

While we believe that overall levels of market valuation are not cheap, we do feel we can work with them.  We are believers in the recovery in the US which is being led by housing, manufacturing and energy. The housing and energy stories are well known.  In the manufacturing sector, it is worth noting that auto sales in the US are now running just slightly below their pre-Lehman peak at a rate of 15.3 million units, applying Seasonally Adjusted Annual Rates.  While this is not at the 17 million sales level seen in the early 2000s, it is a strong recovery from the 2009 bottom of 9.2 million.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2013	Five Years Ended April 30, 2013 (a)	Ten Years Ended April 30, 2013 (a)
Schroder U.S. Opportunities Fund (b) —
Investor Shares	14.62%	6.25%	12.35%
Advisor Shares	14.28%	5.98%	12.08	%(c)
Russell 2000 Index	17.69%	7.27%	10.47%

(a)	Average annual total return.
(b)	Effective May 1, 2006, the management fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.
(c)

The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Net Assets
NorthWestern	1.9%
Parexel International	1.5
Finish Line	1.4
Brinker International	1.4
Alterra Capital Holdings	1.4

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Net Assets
Financial Services	17.0%
Consumer Discretionary	16.9
Producer Durables	16.7
Healthcare	10.9
Technology	10.1
Materials & Processing	9.0
Utilities	5.2
Other Energy	4.3
Consumer Staples	2.6
Short-Term Investment	7.6
Other Assets and Liabilities	(0.3)

Schroder U.S. Small and Mid Cap Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 9, 2013)

Performance

In the six-month period ended April 30, 2013, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Fund”) rose 14.76% (Investor Shares) and 14.64% (Advisor Shares) compared to the Russell 2500 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 17.94%.

Market Background

The US equity market enjoyed a strong run over the reporting period beginning shortly after the presidential election last November.  In contrast to earlier periods which were characterized by “risk on/risk off”, this period showed a unique flavor of “risk on”.  The singularity is that during this period the lower beta sectors have led the rally while the high beta sectors have lagged.  While there are a few exceptions to this, the overall trend has been clear. What is unusual is to have a powerful rally fueled by the lower beta groups. Specifically, sectors with a beta below one (financials, consumer staples, healthcare) outperformed.  The lone exception was utilities.  High beta sectors such as energy, technology and materials and processing lagged.  Four of the five leading sectors have a beta of less than one: healthcare (0.93), financials (0.83) and consumer staples (0.83).  The lone exception was consumer discretionary (1.08).

The period was characterized by generally positive news in the US from the labor and housing markets, which, when combined with accommodative Fed policy, has supported an environment hospitable to risk assets (i.e., equities and equity substitutes).  GDP growth is on a moderate recovery path; the primary drag on the economy currently is a negative contribution from the government sector as expenditures and employment are down due to austerity measures and balanced budget mandates at the state and local levels.

Portfolio Review

The Fund lagged the Index for the six-month period ended April 30, 2013.  Given the strength of the market over this time frame, this is consistent with the Fund’s general tendency to lag in strongly rising environments.  As noted in the commentary above, this period has been in sharp contrast to the prior fiscal year in that lower beta stocks, in general, outperformed high beta names in the current period.

From an asset allocation viewpoint, the Fund’s biggest detractor was cash, which averaged 5.9% during the six-month reporting period.  Although still a detractor, it is worth noting that the Fund’s cash levels are down significantly from its historical average.  Two other allocation positions are noteworthy: our overweight in technology and our underweight in financials detracted from performance, as financials were one of the strongest sectors for the half year.

Within the sectors, the Fund had negative contributions to relative return from its stock selection in materials and processing, financial services and energy.  In the materials and processing group, the Fund’s biggest detractors were Yamana Gold and Royal Gold - both gold producers which fell with the declining price of gold.  In financial services, a big part of the lag was due to the Fund’s underweight in REITs. Also, two positions in the property-casualty industry, PartnerRe and Willis Group Holding, despite rising 14.67% and 14.84% respectively, contributed to the lag.

We did add value through stock selection, however, driven by the Fund’s holdings in healthcare, producer durables and technology. Life Technologies was the Fund’s biggest contributor as the company announced its agreement to be acquired by ThermoFisher Scientific. Producer durables were led by the Fund’s holdings in air transport companies, Spirit Airlines and Alaska Air Group. Alaska Air operates two subsidiaries: Alaska Air and Horizon Air.  Alaska Air’s stock has been rising due to growth in passenger volume and strong metrics on revenues per passenger mile. Spirit is a low cost airline which is focused on high asset utilization, high density and actively separating ancillary services from base ticket prices.  Ancillary revenues (baggage fees, etc.) account for 40% of total revenues.

Outlook

The US equity market has had a very strong run since mid-November. This has created some difficulties for the Fund’s style, as long-term observers might expect.  We believe there will be a market pullback at some point.  This should provide an opportunity to make some adjustments in the Fund’s portfolio as more attractive price points are presented for initiating and adding to positions.

One area where we are spending significant time and effort is the implementation of the Affordable Care Act (ACA or Obamacare) which begins in January 2014. The legislation is not only complicated, it contains multiple layers of complexity.  We are working to identify likely winners and losers as the American health care system enters a profound systemic change.  It is our feeling that some changes are not well understood or impacts are overestimated by investors.

For example, the current common wisdom is that hospitals will be winners due to a larger number of patients with insurance coverage, which would translate into both higher revenues and lower bad debt expense for the hospitals.  While we generally agree, we are not confident that higher revenue expectations will be fully met as some of the payment rates are likely to be lower than anticipated. Another interesting development is an emerging trend for a number of companies to self-insure for healthcare coverage and to use insurance brokers to effectively function as re-insurance agents to cover the potential risk of non-routine (i.e., high cost) treatments in their covered populations.

While we believe that overall levels of market valuation are not cheap, we do feel we can work with them.  We are believers in the recovery in the US which is being led by housing, manufacturing and energy. The housing and energy stories are well known.  In the manufacturing sector, it is worth noting that auto sales in the US are now running just slightly below their pre-Lehman peak at a rate of 15.3 million units, applying Seasonally Adjusted Annual Rates.  While this is not at the 17 million sales level seen in the early 2000s, it is a strong recovery from the 2009 bottom of 9.2 million.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2013	Five Years Ended April 30, 2013 (a)	Annualized Since Inception (b)
Schroder U.S. Small and Mid Cap Opportunities Fund —
Investor Shares	12.39%	6.11%	6.58%
Advisor Shares	12.06%	5.82%	6.31%
Russell 2500 Index	18.96%	7.95%	5.72%

(a)  Average annual total return.

(b)  From commencement of fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Net Assets
Ross Stores	2.0%
Gardner Denver	1.7
CareFusion	1.7
PartnerRe	1.7
Sealed Air	1.7

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Net Assets
Consumer Discretionary	20.4%
Financial Services	17.0
Healthcare	12.3
Materials & Processing	11.7
Technology	11.5
Producer Durables	11.3
Other Energy	4.2
Utilities	3.1
Consumer Staples	1.4
Auto & Transportation	1.4
Short-Term Investment	5.4
Other Assets and Liabilities	0.3

Schroder Emerging Market Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 9, 2013)

Performance

For the six-month period ended April 30, 2013, the Schroder Emerging Market Equity Fund (the “Fund”) gained 5.93% (Investor Shares) and 5.84% (Advisor Shares), compared to the MSCI Emerging Markets Index (the “Index”), a broad-based basket of international stocks, which rose 5.29% during the same period.

Market Background

Global equity markets (“GEMs”) delivered positive returns over the period with US markets hitting record highs. Growth in the US has shown gradual signs of improvement, and the avoidance of the ‘fiscal cliff’ at the beginning of 2013 was positive for market sentiment.  Elsewhere, Japanese market performance was boosted by the appointment of a new governor at the Bank of Japan with a mandate to beat deflation by engaging in aggressive quantitative easing. In Europe, sentiment was negatively affected by political uncertainty in Spain and Italy, as well as a banking crisis in Cyprus. However, investor concerns about these issues eased somewhat later in the period and the European Central Bank’s commitment to maintain loose monetary policy in the Eurozone was supportive. Emerging markets lagged their developed peers over the period. This is likely owing to a number of factors including underperformance in China (see below) and US dollar strength following signs of a recovery in US growth, which has traditionally weighed on emerging market returns.

Emerging Asia was the best performing region over the period. The Philippines, Thailand and Indonesia all outperformed versus the Index, supported by robust economic growth over the period. Furthermore, the Philippines received an investment grade rating and Thailand’s sovereign debt rating was upgraded to one notch below investment grade by Fitch Ratings. Taiwan outperformed amid a rebound in exports while the fall in oil prices over the period was positive for the Indian market. Sentiment was further supported by easing wholesale price inflation (WPI) and the central bank’s reduction of interest rates from 8% at the beginning of the period to 7.25% in early May. Malaysia performed broadly in line with the Index. Ongoing delays to elections weighed on sentiment for much of the period, but the market responded positively to the dissolution of parliament in early April and the scheduling of elections for May 5th (which were subsequently won by Prime Minister Najib Razak’s Barisan National party). China underperformed amid moves by authorities to curb real estate price growth and investor concerns about the increased level of ‘shadow banking’ finance. Economic growth slowed in China from 7.9% year on year in Q4 2012 to 7.7% in Q1 2013. On the political front, the leadership transition was completed during March, and Xi Jinping was formally appointed as president. The South Korean market underperformed. Sentiment was negatively affected by yen depreciation (Japan is one of South Korea’s main export competitors, particularly for auto makers). Investor confidence also suffered as tensions on the Korean peninsula increased with North Korea declaring a ‘state of war’ with South Korea.

Emerging Latin America performed broadly in line with the Index. The Mexican equity market was the only market to outperform. President Pena Nieto’s implementation of a variety of reform measures boosted market sentiment and the recent improvement in inflation figures allowed the central bank to cut interest rates for the first time in almost four years by 50 bps to an all-time low of 4%. Brazil performed broadly in line with its emerging market peers. Falling commodity prices, persistently high inflation and policy uncertainty, amid widespread government intervention, weighed on the market. However, the interest rate cut in April (from 7.5% to 7.25%) was supportive as was strength in the Real over the period. Chile and Colombia underperformed. Colombia was negatively affected by poor performance from the energy sector where Index heavyweight Ecopetrol suffered on falling oil prices and disappointing profit results. In Peru, weaker metals prices weighed on the market.

Emerging EMEA (Europe, the Middle East, and Africa) underperformed broader emerging markets. The only market to outperform was Turkey, which was supported by a moderation in the size of the current account deficit, abundant global liquidity and two upgrades to its sovereign debt rating; one from Fitch Ratings in November 2012 to investment grade and one from Standard & Poor’s in March 2013 from BB to BB+. The Polish market suffered as growth continued to slow despite a reduction in interest rates from 4.75% to 3.25% (rates were subsequently further reduced to 3% in early May). Russia underperformed amid falling energy prices and continued high inflation while South Africa underperformed as Fitch Ratings downgraded its rating on the country’s sovereign debt in January following similar moves by Moody’s and Standard & Poor’s in September and October 2012 respectively. The rand also weakened over the period, driven lower by concerns about industrial action in the mining and agriculture sectors. Hungary and the Czech Republic performed poorly amid weak economic growth. Furthermore, poor economic policy decision-making and the downgrade of Hungary’s sovereign debt rating by Standard & Poor’s in November 2012 weighed on sentiment. The Egyptian market lagged its emerging market peers significantly. Market confidence suffered on widespread political unrest, renewed political uncertainty following the opposition party’s threat to boycott parliamentary elections and continued delays to a conclusion of an IMF loan agreement. The country also suffered as all three major ratings agencies downgraded Egypt’s sovereign credit rating.

Portfolio Review

The Fund outperformed the Index over the six months ended April 30, 2013. Both country allocation and stock selection added to returns. The overweights to Thailand and Turkey, both of which outperformed, added value as did the underweight position in South

Africa, which underperformed. This was somewhat offset by the underweight in Taiwan which outperformed. Stock selection was positive in China (overweight China Resources Power Holdings, AAC Technologies Holdings and AIA Holdings Group), Russia (overweight Magnit and Mobile Telesystems, underweight Gazprom) and India (positive ADR versus local line premium/discount timing effects as well as overweight ICICI Bank, Lupin and Tata Motors). Stock selection was negative in Taiwan (overweight Hon Hai Precision Instruments).

Outlook

Global markets have continued to move higher recently, led by the US and Japan. However, evidence is building of a moderation in the economic recovery over the short-term, reflecting the impact of tighter fiscal policy and ongoing deleveraging in the developed world. Year-to-date, GEMs have lagged their more developed peers with investors choosing to focus on signs of an improvement in growth prospects in the developed world, albeit from anemic levels.

Despite recent soft data releases in the US, the dollar has continued to strengthen, likely reflecting a combination of loose monetary policy and weaker growth around the developed world. US unemployment has been falling, although this has been aided by a falling participation rate, leading commentators to question the longevity of quantitative easing. Schroders’ economics team estimate, policy stimulus will begin to slow at the beginning of 2014, but tighter policy, including interest rate increases, remain some way off. Eurozone growth continues to be particularly weak with disappointing purchasing manager’s indices (PMI) and industrial production data releases recently. The European Central Bank (ECB) cut interest rates to a record low of 0.5% in a further attempt to spur growth but the impact is anticipated to be limited. Despite little signs of progress on structural reforms and the existence of several tail risks including a potential bail-out of Slovenia, a fragile political situation in Greece and deteriorating political environment in France, there are some signs of stabilization in the Eurozone. A new government has been formed in Italy, and Portugal successfully issued 10-year debt yielding 5.65%, only marginally higher than the existing debt yield. In Japan, the new central bank governor announced significant monetary policy easing measures and the yen depreciated further against the US dollar. Schroders’ economics team forecasts global, US, Eurozone and Japanese GDP growth over 2013 to be 2.4%, 2.1%, -0.6% and 1.0% respectively. However, they expect growth to improve in 2014.

We believe the structural and fundamental case for GEMs remains intact, and at a 10.1X prospective price-to-earnings ratio (PER) with forecast earnings growth of around 14%, the Index is cheaper than the MSCI World Index and enjoy superior growth. Muted inflationary pressure is allowing many GEMs policymakers to refocus on supporting growth which should also be positive for earnings. However, GEMs have underperformed the developed world year-to-date and may continue to struggle over the short-term while investors remain focused on signs of improvement in the developed world and while GEMs earnings growth continues to disappoint in comparison to record high levels of profitability in the US. There has been little change to our current strategy, and we remain with a beta of around 1. That said, we are carefully monitoring whether global markets are heading towards a turning point. Consensus growth forecasts are for global growth to improve to 3.1% in 2014 and, coupled with likely still expansive monetary policy around the world, markets could begin to rotate away from what we believe to be an expensive-looking US market to GEMs.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2013	Five Years Ended April 30, 2013 (a)	Annualized Since Inception (b)
Schroder Emerging Market Equity Fund —
Investor Shares	5.12%	0.36%	7.10%
Advisor Shares	4.86%	0.17%	6.89%
MSCI Emerging Markets Index	3.97%	(0.33)%	6.45%

(a)       Average annual total return.

(b)       From commencement of fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Samsung Electronics	6.3%
China Construction Bank Class H	2.8
LUKOIL ADR	2.5
Sberbank Savings Bank of the Russian Federation ADR	2.3
Taiwan Semiconductor Manufacturing	2.3

Geographic Allocation

% of Net Assets
Asia/Far East	62.5%
Latin America	18.4
Europe	11.3
Mid-East	4.3
Africa	2.5
Short-Term Investment	1.0
Other Assets and Liabilities	0.0

Schroder International Alpha Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 9, 2013)

Performance

In the six-month period ended April 30, 2013, the Schroder International Alpha Fund (the “Fund”) gained 12.92% (Investor Shares) and 12.76% (Advisor Shares), compared to the MSCI EAFE Index (the “Index”), a broad-based basket of international stocks, which rose 16.90%.

Market Background

Global equity markets rose over the six-month period, although risk aversion often resurfaced as global growth concerns persisted. The aftermath of Hurricane Sandy and concerns about lackluster global growth affected sentiment; however, an agreement on the creation of a European banking union was supportive towards the end of 2012.  Markets enjoyed a strong start to the 1st Quarter of 2013 as investors’ reallocation from bonds into stocks gained traction and the aversion of the US fiscal cliff improved risk appetite. However, the Italian election and Cyprus bailout triggered a renewed bout of risk aversion and, although markets have continued to rise, defensive sectors have been the main beneficiaries. Weaker macro indicators in April saw investors continue to favor defensive and high yield stocks. China data were mixed, but the broad trend continues to show improvement. Japanese markets rallied, thanks to aggressive policy from the Bank of Japan (“BoJ”), yen weakness and the election outcome.

Within the benchmark, the strongest sectors were consumer discretionary, financials and healthcare, while energy, materials and utilities lagged. Regionally, Japan was strongest in the benchmark, while Africa/Middle East and the UK detracted.

Portfolio Review

An early phase of out-performance was quickly reversed, setting a theme for the rest of the reporting period.  In the aggregate though, performance held up reasonably well to February, with a positive contribution from the Fund’s more economically sensitive names, which started to gain traction and garner broader market support.  Performance was, however, significantly set back in March and April, as a sharp rotation away from cyclical risk adversely affected many of these same names (which has again been reversed through May, at the time of this writing). Together, performance in March and April dominated the relative returns over the period of review, accounting for 57% of the underperformance in the period ended April 30, 2013. Despite a generally improving macro environment, markets have been driven higher by ultra-defensive stocks which continue to trade, by general consensus, at extreme valuations. This is an environment where fundamentals and forward growth expectations are largely irrelevant and one in which our style will inevitably struggle over shorter periods. This environment is, however, unusual and, to our mind, unsustainable, particularly as sentiment continues to improve and risk appetite normalizes.

Within the Fund’s portfolio, telecoms was the largest contributor from a sector perspective, helped by strong stock selection. A poorly received spectrum auction by the Indian government was deemed positive for Idea Cellular and others in the Indian telecom space at the end of 2012. Positive momentum continued into 2013, and the stock was further buoyed by excellent fourth quarter results showing impressive volume growth, strong margins and healthy data revenues. The Fund’s underweight to utilities and stock selection in healthcare also contributed to performance. In healthcare, Roche Holdings gained approvals for a number of drugs including rheumatoid arthritis treatment Actemra and breast cancer drug Perjeta. Q1 2013 results were strong on high US demand for Roche’s Tamiflu and solid sales in cancer medicines.

Materials and consumer discretionary weighed on performance. In the former, Newcrest Mining has suffered from a number of production setbacks caused by weather disruption, iron ore grade degradation which has increased production costs across the industry, and equipment issues. More recently gold producers have been hurt by the large drop in gold prices. We believe that the market reaction was overly negative and the stock is very attractively valued and has good upside in the longer term.  In consumer discretionary, Hyundai Motor’s share price has come under pressure, along with other Korean exporters, due to the market perception of the impact of the falling Japanese yen. This is despite its local manufacturing bases, attractive models and exposure to the fast growing markets in Asia.

From a regional perspective, strong stock selection in Continental Europe was the most significant source of added value. The Fund’s focus on companies in core Europe with very strong global footprints continues to be beneficial. The Fund’s emerging markets exposure also contributed, helped by its holdings in Idea Cellular. Japan detracted, with the Fund’s underweight exposure combined with our performance in industrials hurting relative performance, as quantitative easing measures continued to buoy the Japanese stock market. Pacific ex Japan also detracted, hurt by materials (e.g., Newcrest Mining).

Outlook

We remain positive on global equities for 2013. Markets have flattened out in recent weeks, given softer economic indicators and renewed uncertainty in the Eurozone. Given the strong run since November, some consolidation was to be expected, and we will use market volatility to buy quality stocks at what we perceive to be attractive valuations. The global economy is fragile, but we believe the experience is behind us and the two main engines of growth, China and the US, are recovering. Japan is also improving, as “Abenomics” is increasing confidence in the country’s ability to grow again. While risks remain, global growth is slowly improving and share buybacks and M&A activity are increasing. While investors believe that equity valuations remain cheap compared to bonds, flows are returning to equities.

While US manufacturing data have been mixed, we believe the outlook is good with strong competitiveness and cheap energy prices. The housing recovery continues to gain traction and consumer spending is relatively robust. However, we believe we are yet to see the full impact of sequestration and expect this to feed through in the coming weeks. We believe that the US is on the road to recovery, though mixed data points and an unsettled global backdrop mean we remain cautious in our optimism.

Chinese growth, though down from previously high levels, remains in recovery. With the new leadership transition complete, the country is now looking forward to further domestic rebalancing and an emphasis on consumption-driven growth. However, there are a number of headwinds of which we remain cognizant. We will be watching closely to see how the government addresses structural adjustments in the financial and property sectors. Rising military tensions in the region (North Korea and the South China Sea) should be watched carefully.

Political gridlock in Italy and the controversial terms of the Cyprus bailout deal mean progress in Europe has taken a step back. The election outcome in Italy has led, following a period of turmoil, to a coalition government that will focus less on austerity. This is an interesting policy change that has not seen the level of outrage from Germany that would have been inevitable in 2011 or 2012, perhaps indicating a change of tack in the European growth versus austerity policy agenda. The Cyprus bailout is manageable given that at 10 billion Euros it is a relatively small proportion of Eurozone GDP. Further, fears that a new deposit tax could be used in Spain and Italy are, in our view, misplaced. However, with the German election in September, one must be aware of the ramifications of the Cyprus incident beyond Cyprus itself and — especially given Russian involvement — into the overall EU decision making process.

Recent European GDP and PMI data highlight that economic conditions remain poor, including in Germany and France. How well these countries can absorb the trauma in peripheral Europe will be key going forward. In France cyclical and structural issues combined with some degree of political tension are adding to the pressures and leading to higher unemployment.  With regards to the European debt crisis overall, a lot of progress has been made and long-term structural problems are being addressed in most countries, despite recent setbacks. Furthermore, the global economy is stronger today than it was in 2011 and 2012, which we believe will support further progress. We believe the current situation is therefore unlikely to deteriorate as it did in 2011 and 2012.

Sentiment regarding Japan has started to improve since the government under Prime Minister Abe came to power on a mandate of radical central bank action aimed at ending the country’s crippling deflation. In January the BoJ doubled its inflation target to 2% and the BoJ’s new governor has already announced aggressive easing measures which have had a noticeable impact on the yen/dollar rate. The extension of duration for Japanese Government Bond purchases and the adoption of a two-year time horizon to achieve the inflation target suggest a fairly radical change of direction. We are watching closely to see if this translates into improvements of substance. However, the challenges facing Japan are large, and while we believe there are some good opportunities to be found in the country, we remain selective given the country’s demographic headwinds and growth potential and will focus on companies with what we perceive to be strong or increasing competitive advantage.

With this backdrop in mind, we believe the Fund’s portfolio is well structured with growth defensives and cyclically-oriented holdings. The Fund’s trading activity will continue to focus on stock-specific situations with sustainable growth, valuation upside and catalysts ahead.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2013	Five Years Ended April 30, 2013 (a)	Ten Years Ended April 30, 2013 (a)
Schroder International Alpha Fund (b) —
Investor Shares	13.38%	0.19%	9.84%
Advisor Shares	13.10%	(0.05)%	9.56	%(c)
MSCI EAFE Index	19.39%	(0.93)%	9.23%

(a)            Average annual total return.

(b)            Effective April 1, 2006, the management fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during the period prior to April 1, 2006, the returns would have been lower.  Effective March 21, 2012, the management fees of the Fund decreased to 0.80% per annum. If the Fund had paid such lower fees during prior periods, the returns of the Fund would have been higher.

(c)             The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Sumitomo Mitsui Financial Group	3.4%
Roche Holding	2.8
Nestle	2.6
Sanofi	2.5
SMC	2.2

Geographic Allocation

% of Net Assets
Continental Europe	41.9%
United Kingdom	19.8
Japan	19.7
Pacific ex-Japan	6.6
Emerging Markets	5.2
North America	3.9
Middle East	1.8
Short-Term Investment	0.9
Other Assets and Liabilities	0.2

Schroder International Multi-Cap Value Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 9, 2013)

Performance

In the six-month period ended April 30, 2013, the Schroder International Multi-Cap Value Fund (the “Fund”) gained 13.41% (Investor Shares) and 13.25% (Advisor Shares) compared to the MSCI EAFE Index (the “Index”), a broad-based basket of international stocks, which rose 16.90% during this same period.

Market Background

The end of 2012 saw a strong recovery from Continental Europe, despite ongoing doubts over Greece and worries about lack of growth. Emerging Markets enjoyed very good performance in December. Equities started 2013 on firmer footing as the last minute agreement on the US fiscal cliff fed growing optimism regarding the global economy.

However, Continental Europe saw a shift at the start of 2013 with confidence hit by a combination of disappointing data from Spain, political gridlock in Italy and rising German unemployment. The crisis in Cyprus took its toll on sentiment amid worries over the potential implosion of the Cypriot banking sector and uncertainty over plans to resolve the situation. Data released in February showed that the Eurozone’s GDP contracted by 0.6% in the fourth quarter of 2012, representing the sharpest fall since 2009 for the region.

UK equities made a strong start to 2013, but Eurozone worries dampened enthusiasm and market performance. There was some support for equities from dovish comments from the Bank of England, indicating that further quantitative easing may be forthcoming. Ratings agency Moody’s downgraded the UK’s sovereign debt rating by one notch to Aa1 from Aaa.

Japan saw very strong performance in early 2013, with sentiment buoyed by yen weakness. The Bank of Japan (BoJ) doubled its inflation target to 2%. In March, Haruhiko Kuroda was confirmed as new BoJ governor, and markets were supported by expectations that he would push for measures to boost growth.

Asia ex Japan saw muted performance amid some profit-taking in Chinese equities in February and March. New measures introduced by the government to curb soaring property prices also dented sentiment. South Korea was down with exporters hit by global growth concerns and the strengthening won.

As the period wore on, emerging market equities underperformed developed market peers. Falling energy prices in February and March weighed on Russia, while Egypt suffered sovereign ratings downgrades from both Moody’s and Fitch.

Portfolio Review

Both the Fund and the Index delivered absolute positive returns for the period although the Fund’s performance lagged the Index. This was primarily due to weaker stock selection in Japan, while Pacific ex Japan was also a drag on the Fund’s performance, again due to stock selection. Exposure to emerging markets also resulted in declines. By contrast, the UK was a positive contributor, helped by the Fund’s relative underweight allocation as well as better stock selection.

On a sector view, the materials sector was the main detractor due to weaker stock selection. The Fund’s underweight to the expensive consumer staples sector, particularly food and drink companies, was a key detractor. Financials was another area that proved a drag on returns, due both to the Fund’s underweight allocation and to stock selection. The Fund’s relative overweight allocation to energy stocks also weighed on performance although better stock selection here helped pare losses. The utilities sector was the main contributor to returns, with stock selection adding value.

Outlook

Within defensives, the Fund is underweight healthcare, both pharmaceuticals and health care providers. The Fund has very little exposure to the low beta / consumer staples bubble. We have increased exposure to some utilities stocks which have underperformed and we believe are now looking attractive. Within telecoms we favor Emerging Markets stocks.

The fund is overweight resources (both energy and materials) which are currently very unfashionable — this has produced what we feel are some attractive investment opportunities. Resources also account for a reasonable weight within our Emerging Markets exposure. The Fund is underweight financials across all regions and has a preference for asset managers and insurers over banks.

We have been buying into selected consumer discretionary and industrials stocks and the Fund’s exposure to cyclical sectors has increased over the quarter.

Regionally, the Fund remains significantly underweight Europe including the UK in order to fund allocations to Canada and Emerging Markets where we favor telecoms, technology and resources.  We remain more wary of Emerging Market financials. The Fund continues to have a risk-adjusted overweight position in Japanese small/mid cap value stocks although we have taken some profits here.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2013	Five Years Ended April 30, 2013 (a)	Annualized Since Inception (b)
Schroder International Multi-Cap Value Fund(c) —
Investor Shares	16.53%	2.39%	5.03%
Advisor Shares	16.09%	2.19%	4.80%
MSCI EAFE Index	19.39%	(0.93)%	1.80%

(a)            Average annual total return.

(b)            From commencement of fund operations on August 30, 2006.

(c)             Effective March 21, 2012, the management fees of the Fund decreased to 0.80% per annum. If the Fund had paid such lower fees during prior periods, the returns would have been higher.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Net Assets
Teva Pharmaceutical Industries	0.7%
GlaxoSmithKline	0.7
Sanofi	0.7
AstraZeneca	0.7
Novartis	0.7

* Excludes Short-Term Investment.

Schroder Global Multi-Cap Equity Fund (formerly Schroder Global Quality Fund)

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 9, 2013)

Performance

For the six-month period ended April 30, 2013, Schroder Global Multi-Cap Equity Fund (the “Fund,” formerly, Schroder Global Quality Fund) returned 12.64% for both its Institutional Shares and its Institutional Service Shares compared to the MSCI World Index (the “Index”), a broad-based basket of global stocks, which returned 14.67% during this same period.

Market Background

US equities started the period slowly amid worries over the fiscal cliff, but gained strength after a last-minute deal was reached and began 2013 on a firmer footing. Some better macroeconomic data regarding jobs, housing and manufacturing also helped lift sentiment towards the US market.

The Eurozone saw a turbulent period politically with Italy’s election resulting in deadlock and destabilising indecision regarding the response to the crisis in Cyprus. In addition, GDP data revealed a 0.6% contraction in euro area GDP for the fourth quarter of 2012, and the European Central Bank (ECB) lowered its 2013 GDP growth forecast for the single currency bloc.

UK equities made good progress over the period, though performance was slightly dented in February/March by concerns over the outlook for the Eurozone. Comments from the Bank of England and its incoming governor indicated that monetary policy is set to remain loose with the possibility of further quantitative easing on the way.

The Japanese equity market had a stellar start to 2013, with yen weakness helping drive outperformance among cyclical exporters. Sentiment was further lifted by news of new appointments at the Bank of Japan, including the naming of Haruhiko Kuroda as the next governor.

Asia ex Japan saw a mixed period with Chinese shares surging in December and January but succumbing to profit-taking in February and March as sentiment was dampened by the government’s introduction of new measures to curb property prices. Another factor was the decline in the official Chinese Purchasing Managers Index (PMI) which fell to 50.1 in February.

Emerging Markets began the period solidly but came under pressure as 2013 began. The weakness in Emerging Markets is becoming more widespread, extending now to Asian and European markets.

Portfolio Review

The Fund and Index delivered gains over the period, but the Fund’s returns were below the Index. Weaker stock selection in Japan was the primary driver of this underperformance, due to not owning some cyclical exporters - notably auto stocks - which have rallied strongly on yen weakness. The Fund’s relative overweight allocation to Emerging Markets Europe, Middle East and Africa (EMEA) also weighed on returns. On the contributor side, strong stock selection in the US helped pare losses elsewhere, while stock selection in the UK also made a positive contribution to returns.

By sector, good stock selection among information technology helped offset losses elsewhere, while holdings in utilities also made a positive contribution. Exposure to unfashionable resources stocks in materials and energy detracted from performance, as did stock selection in consumer staples.

Outlook

Within defensives, the Fund’s largest sector overweight continues to be healthcare, especially equipment companies. The Fund’s exposure to telecoms is mainly comprised of Emerging Markets stocks while we are underweight US telecoms.

Within resources, the Fund is biased towards fertiliser and energy equipment stocks and underweight steel and chemical stocks. Within technology, the Fund is overweight semis and information technology services. The Fund remains underweight autos within consumer discretionary and is increasing its exposure to quality industrials.

Within financials, we retain a preference for UK and US financials, remaining underweight Continental European and Pacific financials. The Fund remains underweight both banks and real estate stocks, preferring insurers and asset managers.

The Fund’s regional allocations remain broadly unchanged: the strategy is underweight Continental Europe in order to fund positions in Emerging Markets, predominantly in Asia. We believe the UK also looks attractive, offering high quality companies at what appear to be reasonable valuations.

PERFORMANCE INFORMATION*

		Annualized
	One Year Ended	Since
	April 30, 2013	Inception
Schroder Global Multi-Cap Equity Fund —
Institutional Shares	14.80%	9.45	%(a)
Institutional Service Shares	14.79	9.44	%(b)
MSCI World Index	16.70%	9.05%

(a)     Institutional Shares commenced operations on November 9, 2010. Rate shown is annualized since inception.

(b)     Institutional Service Shares commenced operations on September 28, 2012. The performance information provided in the above table for periods prior to September 28, 2012 reflects the performance of the Institutional Shares of the Fund, adjusted to reflect the distribution fees paid by Institutional Shares.

*             Effective June 1, 2013, the Schroder Global Quality Fund changed its name to Schroder Global Multi-Cap Equity Fund, and the Fund transitioned its investment approach from investing in “quality” issuers to a mix of “quality” and “value” issuers. Therefore, the performance of the Fund for periods prior to June 1, 2013, is not necessarily representative of the Fund’s current investment strategy. The change in investment approach may affect the Fund’s performance.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the period reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Net Assets
Apple	0.8%
Microsoft	0.8
AstraZeneca	0.7
Abbott Laboratories	0.7
AbbVie	0.7

* Excludes Short-Term Investment.

Schroder Total Return Fixed Income Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 9, 2013)

Performance

During the six-month period ending April 30, 2013, the Schroder Total Return Fixed Income Fund (the “Fund”) returned 1.88% (Investor Shares) and 1.75% (Advisor Shares), compared to the Barclays Capital U.S. Aggregate Bond Index (the “Index”), a broad-based basket of US debt securities, which rose 0.90%.

Market Background

The bond market registered a positive return over the six-month reporting period, overcoming periods of volatility and political uncertainty.  Economic data improved marginally as consumer confidence and spending were supported by marginally better job creation, pushing the unemployment rate down to 7.5% and Q1 GDP growth to 2.5%.

The government’s recent fiscal austerity programs are weighing on the recovery.  On January 1, 2013, President Obama and the Republicans in Congress agreed to let a payroll tax cut expire and tax rates rise on the rich.  Also, the two parties failed to come to agreement on a bargain to avoid the sequester, which will result in $85 billion of spending cuts over the remainder of the fiscal year.  Most entitlements, such as pensions and health-care, are excluded, which makes the reduction in other areas more severe: 13% in defense spending and a 9% cut to other domestic discretionary programs.

European headline risk represented another potential headwind to the recovery.  An anti-austerity party scored a startlingly large share of the vote in Italy’s general election. The political uncertainty intensified the already weak economic conditions. In March, Cyprus’s initial plan to tax both uninsured and insured bank deposits was a shock to the market.  A 10 billion Euro bailout package was finally reached, but hasty implementation is effectively rewriting bankruptcy legislation and reducing bondholders’ rights and protections.  The bail-in of depositors (albeit uninsured deposits) sets a precedent that senior bank creditors may now incur losses.  For all practical purposes, this marks the end of central bank (taxpayer) funded bailouts and much higher issuer (bondholder) risks.

The combination of tighter fiscal policy in the US and the re-emergence of financial/growth risks in the EU reinforced the resolve of the Federal Reserve to maintain easy monetary policy. Fed Chairman Ben Bernanke offered strong new assurances he wouldn’t back away from his easy-money policies, despite worries that its programs could destabilize the financial system.  At the same time, Bernanke sought to reassure the public that the Fed is better prepared to find and address financial instability than it was before the 2008 crisis.

Treasury yields declined marginally over the reporting period, with 10-year Treasuries falling 2 bps to 1.67%.  Yields moved higher in the first quarter of 2013 as the improving economic picture led to a shift in demand towards riskier assets.  However, yields came back down in April as economic data worsened and the Fed reaffirmed the continuation of its asset purchase program until there is substantial improvement in the labor market.

The Index returned 0.90% over the period, while Treasuries returned 0.79%. Returns on investment grade corporate bonds were higher than government bonds as investors were compensated for taking on more credit risk in the market.  Within corporates, financials were the best performing sector over the period, producing an excess return of 1.97%. Utilities and industrials performed worse, posting excess returns of 0.44% and -0.33%, respectively.

The securitized sector posted an excess return of -0.33%.  Specifically, mortgage-backed securities (“MBS”) excess returns were -0.41% and the smaller commercial MBS (“CMBS”) sector performed much better, recording a 1.00% return above Treasuries.  Asset-backed securities outperformed Treasuries, with auto and credit card receivable securities providing added income versus cash alternatives.

Portfolio Review

The Fund outperformed the benchmark during the six-month period ending April 30, 2013, primarily due to its investment strategy in the securitized sector and security selection within corporates.

Sector exposure remained deeply underweight US government securities throughout the period, which added to performance.  The Fund’s overweight to residential MBS throughout the period added to performance even though the allocation to Government National Mortgage Association 3% coupon MBS detracted early in the year when the Fed spurred fear of an earlier than expected end to quantitative easing (3% is the favorite Fed buying target).  The Fund’s overweight position in Agency collateralized mortgage obligations (CMOs) and CMBS also were both consistent contributors to performance throughout the period.

Notable within the credit sector was a continuation of spread compression between higher and lower yielding sectors, seen most clearly in the spread between financials and industrials. We increased the Fund’s allocation to corporates, selectively adding to both investment grade and high yield issuers. At the same time, we reduced the Fund’s exposure to companies with rising risk of re-leveraging their balance sheets.  We are on high alert for leveraged buyout (LBO) risk and the Fund’s portfolio did not have exposure to Dell or other significant underperformers.    We also added several more Emerging Markets credits as we gradually rotate into more exposure to companies with businesses outside of developed markets.

The Fund’s bias towards lower rated securities, specifically mid-rated triple-B and double-B, also added to performance.  We continue to like the combination of yield and balance sheet strengthening activity in these ratings categories.

The Fund’s longer than benchmark duration and higher yield added modestly to performance.

Outlook

We expect economic headwinds from sequestration-related fiscal reductions to take effect in the coming months.  These are well anticipated and the impact should be moderate, especially as many of the cuts take the form of decreases to planned spending and hiring rather than widespread layoffs. Growth in Europe has also fallen off sharply and credit creation across much of the region has been contracting.  The severe losses taken by senior lenders (depositors) to Cypriot banks, following on the full losses of Dutch SNS Bank subordinated bond holders in February, marks a significant change in the response metric of the ECB and IMF.  Taxpayer funded bail-outs are effectively over and bondholder/depositor bail-ins should be expected for bank crisis resolution.  This means wider risk premiums for senior bank debt in part of the EU, but reduces pressure on sovereign rates and also limits the risk of contagion outside of Europe — hence a slightly positive influence for US financial issuers.  It does, however, reinforce the weak European growth environment.

With positive but slow growth being confirmed in the US and budget/fiscal decisions deferred for now, we expect asset performance will be heavily determined by monetary policy changes.  The Fed has made it clear that the exit strategy for ending Treasury and MBS purchases (Quantitative Easing, or “QE”) will be one of tapering off instead of an abrupt halt and will occur once economic improvement is significant and sustained.  We expect that we are still at least several quarters away from slowing QE, judging by the weak details underlying the unemployment rate and the cumulative fiscal tightening still hitting the economy.  This should provide continued support for bond investors.

In addition to Fed-provided liquidity, we expect the Bank of Japan’s (“BoJ”) April announcement of a massive stimulus program that entails increasing central bank purchases to the equivalent of $75 billion/month and extending maturity of the BoJ’s existing holdings will encourages asset flows out of Japan and into long duration assets, which we expect will benefit the US bond market.

Portfolio construction in this low growth environment continues to emphasize a neutral to slightly long duration stance and high allocations to non-government sectors with limited exposure to economic surprises.  The Fed’s liquidity program appears to be working, encouraging investors to move out of cash, though allocations during Q1 seem to have leap-frogged investment grade sectors in favor of equities and the riskier end of the bond market — high yield and leveraged loans. As we expected, there has been very little evidence of a broader rotation out of fixed income to stocks, and the recent data further erodes the case for selling fixed income.

We continue to like corporate bonds relative to Treasuries, believing that the best returns and level of credit quality improvement are behind us, and so expect industry and issue selection to rise in importance.  At this time the Fund’s exposure to high yield securities is relatively limited and focused heavily on issuer selection. The same is true for Emerging Market issuers. MBS remains a large overweight given the relatively large risk premium available for interest rate risk.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2013	Five Years Ended April 30, 2013 (a)	Annualized Since Inception (b)
Schroder Total Return Fixed Income Fund —
Investor Shares	6.42%	7.10%	6.10%
Advisor Shares	6.15%	6.83%	5.82%
Barclays U.S. Aggregate Bond Index	3.68%	5.72%	5.31%

(a)  Average annual total return.

(b)  From commencement of fund operations on December 31, 2004.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Net Assets
FNMA, 2.630%, 10/10/24	4.1%
FHLMC, 1.140%, 10/15/18	3.4
GNMA TBA, 3.000%, 06/15/43	3.2
FNMA, 2.600%, 10/01/27	2.4
FNMA TBA, 2.500%, 06/25/28	1.8

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Net Assets
U.S. Government Mortgage-Backed Obligations	40.9%
Corporate Obligations	32.0
U.S. Treasury Obligations	10.9
Collateralized Mortgage Obligations	10.0
Short-Term Investment	8.0
Asset-Backed Securities	3.8
Municipal Bonds	2.7
Commercial Mortgage-Backed Obligations	0.9
Sovereign Government	0.6
Other Assets and Liabilities	(9.8)

Schroder Absolute Return EMD and Currency Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 9, 2013)

Performance

For the six-month period ended April 30, 2013, the Schroder Absolute Return EMD and Currency Fund (the “Fund”) gained 4.30% (Investor Shares) and 4.07% (Advisor Shares), compared to the LIBOR 3-Month USD Fixed Index (the “Index”), a widely used measure of short term corporate returns, which rose 0.15%.

Market Background

The end of the reporting period brought further evidence that the conditions for continued recovery in the US economy are in place, that the Eurozone debt crisis has been contained and that key Emerging Market (EM) policymakers such as those of China and India have shown renewed commitment to reforms.  These positive dynamics were still met with scepticism from market participants.

Portfolio Review

After a period of disappointing returns during the first half of 2012, the Fund’s performance has improved markedly during the course of the reporting period under review. These renewed gains are predominantly due to:

(i)	the rally in the restructured Greek bonds held by the Fund;

(ii)	other selected bond market positions taken in Hungary, Vietnam, South Africa and in a number of Asian Corporate Convertible bonds;

(iii)

most of the Fund’s currency positions. These have either remained firmly in their appreciation trend (in Asia) or are recovering from the weakness experienced during the first half of 2012 (in Europe).

Therefore, portfolio activity during the reporting period has focused on averaging up the profitable positions highlighted above.

Recent developments have corroborated the Fund’s investment strategy. Amongst these developments, there was the Greek debt buyback, which has been a resounding success that led to a further decline in the stock of debt owed to the private sector. This buyback was used as an opportunity by the investment team to tender a portion of the Fund’s Greek bond holdings as part of a strategy to take some of the hefty profits made on this exposure.

Another encouraging development has been the continued recovery in European currencies, despite the renewed political tensions in Italy. Hungarian long-dated local bonds (approximately 5% of NAV) have also rallied further, providing more evidence that Hungary is following the predominating regional trajectory towards fiscal sustainability. Promising policies have equally been adopted by the Russian Central Bank, which has increased one of its policy rates, thus showing that it is amongst the rare monetary authorities that are still paying some attention to inflationary risks. This has improved even more the prospects for further recovery of the ruble from what we perceive to be its recent oversold levels.

Finally, Asian currencies have remained broadly in their long-term appreciation trend as evidenced by the Korean won, which has appreciated in December 2012 to a new high for the period.

The Fund performed well during the month of April.  The main contributors to these gains are:

i.	Greek bonds, which have resumed their rally after the sideways consolidation experienced during the first quarter of 2013 (below we provide a brief update on the latest developments in Greece);

ii.	A number of currencies such as the Mexican peso, the Polish zloty and the Indian rupee. These currencies have regained ground against the US dollar;

iii.	A basket of convertible bonds, which have broadly continued to rally, supported by favourable domestic liquidity conditions in most EM countries and by attractive stock market valuations.

The Fund’s investment strategy remained unchanged during the period under review.  Bond and credit markets were generally approached with caution as they remain over-owned and continue to exhibit poor valuations, as evidenced by the ultra-low yield of the Emerging Markets Bond Index Plus (4.6% yield with a duration of 8 years).  However, there are some few exceptions which remain attractively valued.  These are the government bonds of Greece and Vietnam, inflation linkers in Thailand and a wide range of convertible bonds.  All these markets remain a core holding in the Fund.

Currencies have also been a major focus for the Fund, as exposure was increased to this sector by more than 10% during the month of April.  These currency positions were added either because we have averaged-up profitable exposures (e.g., the Mexican peso and the Chinese renminbi) or because we have reinstated some of the positions which were previously closed as a precautionary risk reduction measure.  The reason why we have reinstated these currencies (e.g., the Taiwanese dollar, the Russian ruble and the Hungarian forint) is because there are some improvements in our technical and sentiment indicators, which suggest that the recent correction may have run its course.

The Chinese renminbi has become, at the time of writing this, the largest currency exposure held by the Fund.  This currency remains attractive because we believe that it has limited downside risk, that it will benefit from the reformist bias of the new Chinese leadership and that it resides strongly in its long-term revaluation trend.  Indeed, the renminbi 12-month non-deliverable forward (NDF) rate has recently rallied to its strongest level since the global credit crisis of 2007-08.

This continued gradual appreciation of the Chinese currency corroborates our recently adopted view that the policy bias has clearly tilted towards reforms.  More liberalization in China may be painful in the short-term for domestic economic activity (as the credit and investment excesses of recent years are corrected) but we believe this is supportive in the long-term for more rebalanced and sustainable economic activity.  We will probably hear more negative growth headlines stories from China in the short term, but we expect financial assets to be well supported by the encouraging policy direction.

Progress in reforms has been even more noticeable in Greece, allowing the Fund to benefit handsomely from its exposure to the restructured Greek government bonds.

Outlook

Our analysis concluded that we are unlikely to see a reversal in the improving trends which have been in place since mid-2012. These positive dynamics can be summarized as follows:

(i)

Asset reflation has continued, with global stock markets recently becoming the main beneficiary of this phenomenon. We believe that we have probably reached a stage in the global liquidity cycle when it will next be the turn of commodity markets (particularly oil) to perform strongly;

(ii)

Credit growth in the US remains supportive as evidenced by the continued strength in commercial and industrial loans. Many EM countries are actually experiencing an acceleration in monetary aggregates, which we expect will herald a much stronger economic activity than what is widely anticipated by market participants;

(iii)

Credit conditions are less favourable in Europe but the healing process in this region is still firmly in place, which is corroborated by the recent resilience of European peripheral bond markets in the face of negative news headlines;

(iv)

Our Quantitative Analysis continues to highlight that the major global macro-economic imbalances that have prevailed in recent years have been — to a large extent — corrected. Consequently, we believe the risk of a major balance of payments or a banking system blow-up has been greatly reduced.

Despite these reassuring developments, extraordinary monetary policies have been maintained globally or escalated further despite already excessive liquidity. We believe the risk to global financial stability has thus become predominantly related to the monetary policy mistakes that are now being made. In this regard, we believe that the on-going monetary experiments have been conducted for far too long and that inflationary pressures (particularly in EM) could surface quickly.

Therefore, we believe generally over-valued and over-owned bond markets could sooner rather than later become the biggest casualty of this monetary policy, especially as policymakers themselves appear to have recognised the dangers of the on-going speculative behaviour in credit markets.  The Fund will seek to maintain an overall low portfolio duration exposure. It should be noted that a number of long-dated EM US Dollar bonds have already performed poorly so far this calendar year, and we believe there is a high risk that this incipient trend could accelerate. In contrast, selected convertible and inflation-linked bonds should benefit from what we believe will be a slow policy reaction to a possible resurgence in inflation; exposure to these sectors will likely be increased further this quarter.

In currency markets, developments in policy have equally started to lead to a marked divergence in performance. For example, countries with poor or deteriorating policy frameworks (e.g., South Africa, Hungary and Indonesia) have seen their currencies come under pressure. Others where policy has broadly preserved long-term growth drivers (e.g., Philippines, Thailand and Mexico) have experienced strong currency performance. We believe that this “differentiation” trend will remain a dominant theme in 2013. Therefore, the Fund’s currency investments will be very selective.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2013	Annualized Since Inception (a)
Schroder Absolute Return EMD and Currency Fund —
Investor Shares	5.35%	3.33%
Advisor Shares	5.01%	3.02%
3-month USD Fixed LIBOR	0.36%	0.41%

(a)                    From commencement of fund operations on December 15, 2011.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Sector Allocation

Sector	% of Net Assets
Foreign Government Bonds	48.7%
U.S. Treasury Obligations	39.8
Convertible Bonds	9.3
Short-Term Investment	2.9
Other Assets and Liabilities	(0.7)

Schroder North American Equity Fund

Schedule of Investments

April 30, 2013 (unaudited)

Shares		Value $

	COMMON STOCK — 93.4%
	Bahamas — 0.0%
3,100	Steiner Leisure (1)	150,133

	Bermuda — 0.5%
8,600	Arch Capital Group (1)	456,316
2,300	Argo Group International Holdings	95,335
7,600	Assured Guaranty	156,788
12,400	Axis Capital Holdings	553,412
4,900	Endurance Specialty Holdings	239,953
8,100	Knightsbridge Tankers	55,485
9,700	Marvell Technology Group	104,372
5,700	PartnerRe	537,738
5,200	RenaissanceRe Holdings	488,228
11,000	Validus Holdings	424,710
3,800	Xyratex	40,584
		3,152,921
	Canada — 2.3%
3,900	Aecon Group	48,002
20,400	Alacer Gold	61,152
9,800	Allied Properties REIT	335,503
16,500	Artis REIT	278,917
4,700	Atco Class I	450,149
11,500	Baytex Energy Trust	454,429
19,400	BCE	908,716
20,700	Bird Construction	268,548
3,200	Boardwalk REIT	209,225
7,800	Calfrac Well Services	198,126
11,000	Canadian Apartment Properties REIT	284,322
26,300	Canadian Oil Sands Trust	516,628
10,100	Canyon Services Group	105,166
12,600	Celestica (1)	108,809
1,700	Cogeco Cable	75,664
8,000	Cominar REIT	190,580
2,000	Constellation Software	272,966
2,600	Domtar	180,726
2,000	Dorel Industries	86,357
7,900	Dundee REIT	290,217
15,700	EnCana	289,393
18,100	Ensign Energy Services	304,706
6,600	First Capital Realty	127,486
9,800	Freehold Royalties Trust	238,519
10,500	Genworth MI Canada	261,080
11,100	HudBay Minerals	88,143
22,500	IAMGOLD	120,825
34,100	Ithaca Energy (1)	55,849
7,600	Jean Coutu Group PJC	126,359
10,500	Magna International Class A	631,595
15,900	Major Drilling Group International	118,842
16,600	Manulife Financial	245,346
4,800	Metro Class A	325,511
25,500	Nevsun Resources	95,424
2,400	Northern Property REIT	76,923
14,100	Pacific Rubiales Energy	298,109
12,100	Pan American Silver	159,139
9,800	Pason Systems	167,800
11,500	Penn West Petroleum	106,159
11,272	PetroBakken Energy	96,222
10,200	Petrobank Energy & Resources (1)	6,885
14,900	Petrominerales	82,231
8,500	Power Corp. of Canada	228,900
10,100	Power Financial	298,353
28,100	Research In Motion (1)	460,221
12,100	Rogers Communications Class B	596,803
10,700	Saputo	550,905
7,900	Savanna Energy Services	55,283
15,400	Shaw Communications Class B	350,664
64,300	Sino-Forest (1) (2) (3)	—
26,500	Suncor Energy	826,210
17,000	Teck Resources Class B	452,231
7,100	Tim Hortons	384,678
7,200	TransForce	142,078
13,400	Transglobe Energy (1)	106,141
10,100	Trinidad Drilling	68,974
42,100	Twin Butte Energy	93,189
8,600	Vermilion Energy	441,332
3,900	Wajax	133,478
14,000	Whitecap Resources	143,690
1,700	Zargon Oil & Gas Trust	11,036
		14,690,914
	Cayman Islands — 0.1%
15,800	Herbalife	627,418

	China — 0.0%
10,000	China Automotive Systems (1)	45,100
6,000	Focus Media Holding ADR	163,620
		208,720
	Ireland — 0.8%
33,652	Accenture Class A	2,740,619
27,900	Seagate Technology	1,023,930
42,300	Warner Chilcott	608,274
23,800	XL Group	741,132
		5,113,955

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Israel — 0.2%
27,500	Teva Pharmaceutical Industries ADR	1,052,975

	Netherlands — 0.3%
27,600	LyondellBasell Industries	1,675,320

	Puerto Rico — 0.0%
20,500	Doral Financial (1)	15,441
8,400	Triple-S Management Class B (1)	151,452
		166,893
	Russia — 0.0%
10,100	CTC Media (NASDAQ)	126,149

	Switzerland — 0.5%
23,300	ACE	2,076,962
3,500	Allied World Assurance Holdings	317,835
17,700	TE Connectivity	770,835
		3,165,632
	United Kingdom — 0.2%
26,600	Delphi Automotive	1,229,186

	United States — 88.5%
	Consumer Discretionary — 9.7%
6,200	Abercrombie & Fitch Class A	307,272
8,500	Aeropostale (1)	124,610
10,106	Amazon.com (1)	2,565,004
15,100	American Eagle Outfitters	293,695
3,100	American Public Education (1)	103,943
2,300	ANN (1)	67,942
12,800	Apollo Group Class A (1)	235,136
5,600	Autoliv	427,952
15,300	Bed Bath & Beyond (1)	1,052,640
7,800	Belo	83,616
28,400	Best Buy	738,116
5,300	Big Lots (1)	193,026
9,700	Bridgepoint Education (1)	104,566
2,300	Buckle	111,665
4,100	Capella Education (1)	145,222
4,000	Cato (1)	96,040
5,100	Cheesecake Factory	203,082
13,000	Chico’s FAS	237,510
2,000	Children’s Place (1)	97,840
17,600	Coach	1,035,936
4,300	Coinstar (1)	227,083
81,200	Comcast Class A	3,353,560
10,900	Cooper Tire & Rubber	271,301
6,700	Crocs (1)	107,334
2,600	Darden Restaurants	134,238
6,100	DeVry	170,861
31,656	DIRECTV (1)	1,790,463
7,600	Discovery Communications Class A (1)	599,032
3,500	Dollar Tree (1)	166,460
3,700	Dorman Products	139,638
8,900	Express (1)	162,069
7,700	Finish Line	149,303
12,000	Foot Locker	418,440
75,700	Ford Motor	1,037,847
4,800	Fred’s	68,304
16,500	Gannett	332,640
24,400	Gap	926,956
14,000	Garmin	491,120
5,800	Gentherm (1)	88,334
14,400	Genuine Parts	1,099,152
4,100	Gordmans Stores (1)	46,248
7,600	Grand Canyon Education (1)	194,332
8,400	Guess?	232,512
7,600	Harman International Industries	339,796
7,400	Hasbro	350,538
7,700	hhgregg (1)	104,027
70,393	Home Depot	5,163,326
4,000	ITT Educational Services (1)	73,240
5,800	John Wiley & Sons Class A	221,386
1,100	Johnson Controls	38,511
4,100	JOS A Bank Clothiers (1)	179,088
10,600	LeapFrog Enterprises (1)	94,764
2,700	Lear	156,006
18,200	Lowe’s	699,244
21,300	Macy’s	949,980
31,600	Mattel	1,442,856
47,381	McDonald’s	4,839,495
19,900	McGraw-Hill	1,076,789
5,800	Men’s Wearhouse	194,300
2,100	Meredith	81,522
1,700	Morningstar	112,217
1,300	National Presto Industries	97,500
41,100	News Class A	1,272,867
13,600	Nike Class B	864,960
11,600	Omnicom Group	693,332
8,900	O’Reilly Automotive (1)	955,148
700	Panera Bread (1)	124,061
4,300	Papa John’s International (1)	270,900
10,100	PetSmart	689,224
5,200	Polaris Industries	448,188
1,700	priceline.com (1)	1,183,183
2,900	Rent-A-Center	101,297
4,252	Ross Stores	280,930

The accompanying notes are an integral part of the financial statements.

Shares		Value $

4,000	Scholastic	109,800
12,200	Scripps Networks Interactive Class A	812,276
3,700	Select Comfort (1)	78,514
3,400	Shoe Carnival	70,822
10,000	Skullcandy (1)	51,400
9,600	Smith & Wesson Holding (1)	84,288
5,500	Standard Motor Products	168,520
37,400	Staples	495,176
14,900	Starbucks	906,516
2,800	Strayer Education	132,608
3,800	Sturm Ruger	194,826
2,600	Superior Industries International	47,736
14,700	Target	1,037,232
8,400	Texas Roadhouse	197,400
20,245	Time Warner	1,210,246
11,600	Time Warner Cable	1,089,124
44,700	TJX	2,180,019
2,900	True Religion Apparel	78,474
5,000	TRW Automotive Holdings (1)	300,350
7,400	Tupperware Brands	594,220
2,800	UniFirst	254,940
16,600	Universal Travel Group (1)	3,320
6,100	VF	1,087,142
26,600	Viacom Class B	1,702,134
2,800	WABCO Holdings (1)	202,244
64,672	Walt Disney	4,063,989
7,100	Williams-Sonoma	381,128
25,300	Yum! Brands	1,723,436
7,700	Zagg (1)	52,129
		62,840,724
	Consumer Staples — 10.0%
75,000	Altria Group	2,738,250
10,300	Church & Dwight	658,067
182,016	Coca-Cola	7,704,737
28,791	Colgate-Palmolive	3,437,933
10,473	Costco Wholesale	1,135,587
40,217	CVS Caremark	2,339,825
4,100	Fresh Del Monte Produce	104,181
46,900	General Mills	2,364,698
2,100	Green Mountain Coffee Roasters (1)	120,540
14,600	Hershey	1,301,736
29,526	Hormel Foods	1,218,538
4,200	J&J Snack Foods	315,084
2,100	JM Smucker	216,783
28,400	Kimberly-Clark	2,930,596
13,166	Kraft Foods Group	677,918
6,000	Lancaster Colony	473,580
30,600	Lorillard	1,312,434
11,812	McCormick	849,755
30,700	Mondelez International	965,515
8,400	Monster Beverage (1)	473,760
2,000	National Beverage	29,460
11,800	Nu Skin Enterprises Class A	598,614
56,024	PepsiCo	4,620,299
73,691	Philip Morris International	7,044,123
106,211	Procter & Gamble	8,153,819
22,900	Reynolds American	1,085,918
15,100	Safeway	340,052
8,000	Spartan Stores	134,240
37,100	Sysco	1,293,306
3,100	Universal	178,405
5,000	USANA Health Sciences (1)	282,100
44,941	Walgreen	2,225,029
75,523	Wal-Mart Stores	5,869,648
1,700	Weis Markets	71,111
		63,265,641
	Energy — 9.3%
5,300	Alliance Resource Partners LP	394,479
7,400	Anadarko Petroleum	627,224
28,900	Apache	2,135,132
6,200	Arch Coal	30,070
1,600	Baker Hughes	72,624
6,000	Basic Energy Services (1)	82,380
1,400	BP Prudhoe Bay Royalty Trust	114,408
9,600	C&J Energy Services (1)	189,984
12,700	Chesapeake Energy	248,158
89,720	Chevron	10,946,737
10,200	Cloud Peak Energy (1)	199,308
56,959	ConocoPhillips	3,443,171
3,500	Delek US Holdings	126,315
7,000	Denbury Resources (1)	125,230
1,200	Devon Energy	66,072
9,200	Diamond Offshore Drilling	635,720
2,600	Dorchester Minerals	61,126
22,500	Ensco	1,297,800
1,200	EOG Resources	145,392
192,890	ExxonMobil	17,165,281
5,100	Global Geophysical Services (1)	18,564
38,400	Gran Tierra Energy (1)	212,352
46,537	Halliburton	1,990,387
11,200	Helmerich & Payne	656,544
7,400	HollyFrontier	365,930
42,600	Marathon Oil	1,391,742
20,600	Marathon Petroleum	1,614,216
4,100	Mitcham Industries (1)	60,885
18,320	Murphy Oil	1,137,489
7,600	National Oilwell Varco	495,672
9,600	Natural Resource Partners LP	229,248
12,400	Newfield Exploration (1)	270,196
42,733	Occidental Petroleum	3,814,348
5,900	Oceaneering International	414,003
16,800	Parker Drilling (1)	69,216

The accompanying notes are an integral part of the financial statements.

Shares		Value $

7,900	Patterson-UTI Energy	166,611
11,800	Peabody Energy	236,708
36,579	Phillips 66	2,229,490
20,700	RPC	274,068
43,272	Schlumberger	3,220,735
5,000	Stone Energy (1)	98,650
10,900	Tesoro	582,060
2,900	Unit (1)	121,887
18,600	Vaalco Energy (1)	124,992
27,800	Valero Energy	1,120,896
9,200	W&T Offshore	107,456
3,700	Western Refining	114,367
		59,245,323
	Financials — 14.4%
31,100	Aflac	1,693,084
1,400	Alleghany (1)	551,236
17,200	Allstate	847,272
21,300	American Capital (1)	322,269
13,100	American Capital Agency REIT	436,361
7,100	American Equity Investment Life Holding	108,204
27,827	American Express	1,903,645
8,100	American Financial Group	390,987
66,000	American International Group (1)	2,733,720
5,390	Amtrust Financial Services	170,647
19,900	Annaly Capital Management REIT	317,206
14,600	Anworth Mortgage Asset REIT	92,126
6,900	Apollo Investment (1)	60,789
9,400	Apollo Residential Mortgage	209,244
4,700	Arlington Asset Investment	127,323
2,142	Arrow Financial	51,815
3,100	Arthur J Gallagher	131,595
9,400	Aspen Insurance Holdings	358,986
5,600	Assurant	266,224
483,250	Bank of America	5,948,807
13,600	Bank of New York Mellon	383,792
1,100	BB&T	33,847
60,700	Berkshire Hathaway Class B (1)	6,453,624
19,200	BGC Partners Class A	109,824
3,900	BlackRock	1,039,350
3,000	BOK Financial	187,470
13,200	Broadridge Financial Solutions	332,376
20,900	Brookfield Properties	384,828
13,500	Calamos Asset Management Class A	153,225
23,200	Capital One Financial	1,340,496
12,600	Capstead Mortgage REIT	167,328
3,100	Cash America International	135,253
6,700	CBOE Holdings	251,451
108,200	Chimera Investment REIT	357,060
500	Chubb	44,035
139,142	Citigroup	6,492,366
15,100	CNA Financial	509,021
32,200	CNO Financial Group	364,504
10,400	Colony Financial	231,920
18,500	Comerica	670,625
10,605	Commerce Bancshares	425,367
8,600	Community Bank System	246,304
7,500	Corrections Corp. of America REIT	271,500
1,900	Credit Acceptance (1)	190,608
7,200	Cullen/Frost Bankers	434,952
20,300	CVB Financial	220,661
25,518	Discover Financial Services	1,116,157
17,400	Dynex Capital REIT	187,050
5,600	Eaton Vance	223,328
3,900	Encore Capital Group (1)	111,111
3,000	EPR Properties	169,620
15,400	Equifax	942,480
5,200	Ezcorp (1)	87,880
2,900	FactSet Research Systems	272,803
5,500	FBL Financial Group Class A	216,205
9,700	Federated Investors Class B	222,712
40,500	Fifth Third Bancorp	689,715
4,200	First Cash Financial Services (1)	216,174
4,800	First Financial Holdings	96,192
8,900	Franklin Resources	1,376,474
29,300	Genworth Financial Class A (1)	293,879
24,623	Goldman Sachs Group	3,596,682
7,900	Green Dot (1)	124,109
3,400	Greenhill	157,046
24,600	H&R Block	682,404
5,500	Hanmi Financial (1)	84,865
22,900	Hartford Financial Services Group	643,261
11,600	Hatteras Financial REIT	317,028
900	HCP	47,970
3,900	Homeowners Choice	103,506
7,900	Horace Mann Educators	178,145
34,300	Huntington Bancshares	245,931
13,000	Interactive Brokers Group	195,780
7,700	International Bancshares	149,380
11,900	Invesco Mortgage Capital REIT	254,660
10,300	Jack Henry & Associates	477,920
179,763	JPMorgan Chase	8,810,185
7,500	KCAP Financial	81,150
49,100	KeyCorp	489,527
22,100	Lincoln National	751,621
6,000	Main Street Capital	180,360
6,500	MarketAxess Holdings	275,080
32,500	Marsh & McLennan	1,235,325
8,200	Meadowbrook Insurance Group	63,796
53,300	MetLife	2,078,167
10,700	Montpelier Re Holdings	275,632
7,400	Moody’s	450,290

The accompanying notes are an integral part of the financial statements.

Shares		Value $

87,400	Morgan Stanley	1,935,910
5,600	Mortgage Investment Trust	144,872
1,200	Navigators Group (1)	69,456
7,000	Newcastle Investment	79,310
4,100	Northern Trust	221,072
6,700	OFG Bancorp	107,669
7,500	Omega Healthcare Investors	246,525
23,800	Paychex	866,558
5,700	Platinum Underwriters Holdings	323,475
29,900	PNC Financial Services Group	2,029,612
1,600	Portfolio Recovery Associates (1)	196,400
13,800	Principal Financial Group	498,180
8,000	ProAssurance	391,920
10,300	Protective Life	392,018
3,300	Provident Financial Holdings	53,460
22,000	Prudential Financial	1,329,240
3,100	PS Business Parks REIT	247,380
400	Public Storage REIT	66,000
1,900	Reinsurance Group of America	118,845
5,900	Renasant	134,638
1,900	Republic Bancorp Class A	42,180
5,100	SEI Investments	146,166
7,563	Simon Property Group REIT	1,346,743
1,389	Southside Bancshares	29,700
7,100	StanCorp Financial Group	306,578
11,200	Starwood Property Trust	307,888
2,100	State Auto Financial	36,498
4,700	State Street	274,809
3,500	Sterling Financial	76,300
23,700	Symetra Financial	323,031
21,800	T. Rowe Price Group	1,580,500
1,200	Tompkins Financial	50,160
3,881	Travelers	331,476
30,600	Trustco Bank	164,016
6,000	Trustmark	147,300
40,751	U.S. Bancorp	1,356,193
6,300	Universal Insurance Holdings	37,674
14,800	Unum Group	412,772
2,800	Urstadt Biddle Properties	62,356
1,000	Ventas REIT	79,630
9,700	Waddell & Reed Financial Class A	415,839
15,900	Washington Federal	273,003
200,172	Wells Fargo	7,602,533
18,200	Wilshire Bancorp (1)	116,298
2,700	World Acceptance (1)	239,922
6,000	WR Berkley	260,520
		91,797,552
	Healthcare — 13.2%
86,833	Abbott Laboratories	3,205,875
92,013	AbbVie	4,237,199
22,813	Aetna	1,310,379
3,300	Almost Family	65,142
34,026	Amgen	3,545,849
13,800	Amsurg (1)	463,128
41,372	Baxter International	2,890,662
10,700	Becton Dickinson	1,009,010
9,500	Biogen Idec (1)	2,079,835
9,400	Bio-Reference Labs (1)	239,700
92,471	Bristol-Myers Squibb	3,672,948
6,200	Cambrex (1)	77,438
13,800	Cardinal Health	610,236
19,200	Celgene (1)	2,266,944
6,600	Chemed	538,692
19,200	CIGNA	1,270,464
3,300	Computer Programs & Systems	173,118
1,200	Corvel (1)	56,964
12,500	CR Bard	1,242,000
63,161	Eli Lilly	3,497,856
7,924	Express Scripts Holding (1)	470,448
64,204	Gilead Sciences (1)	3,251,291
22,400	HCA Holdings	893,536
7,000	Hi-Tech Pharmacal	231,420
3,000	ICU Medical (1)	180,750
200	Intuitive Surgical (1)	98,458
131,484	Johnson & Johnson	11,206,381
14,300	Laboratory Corp. of America Holdings (1)	1,335,048
4,100	Magellan Health Services (1)	209,756
100	McKesson	10,582
7,500	MEDNAX (1)	665,475
62,703	Medtronic	2,926,976
148,607	Merck	6,984,529
14,000	Meridian Bioscience	284,060
8,400	Myriad Genetics (1)	233,940
27,100	PDL BioPharma	209,754
343,047	Pfizer	9,972,376
8,000	PhotoMedex (1)	130,400
18,700	Quality Systems	334,169
24,100	Quest Diagnostics	1,357,553
8,200	Questcor Pharmaceuticals	252,068
6,700	ResMed	321,734
18,200	Sciclone Pharmaceuticals (1)	86,086
14,400	Select Medical Holdings	118,800
6,000	Spectrum Pharmaceuticals	44,460
17,400	St. Jude Medical	717,228
11,200	STERIS	465,808
30,199	Stryker	1,980,450
4,100	Thermo Fisher Scientific	330,788
8,100	U.S. Physical Therapy	193,266
5,100	United Therapeutics (1)	340,578
49,700	UnitedHealth Group	2,978,521
6,600	Universal American	56,430

The accompanying notes are an integral part of the financial statements.

Shares		Value $

8,900	Universal Health Services Class B	592,651
6,200	Varian Medical Systems (1)	403,868
6,008	Waters (1)	555,139
3,600	WellPoint	262,512
23,300	Zimmer Holdings	1,781,285
		84,922,013
	Industrials — 9.5%
33,435	3M	3,500,979
6,600	Alaska Air Group (1)	406,824
1,700	Allegiant Travel	152,830
2,200	Amerco	353,540
3,500	Argan	61,950
330	Astronics (1)	8,943
19,500	Boeing	1,782,495
5,900	Carlisle	382,733
24,408	Caterpillar	2,066,625
15,000	CH Robinson Worldwide	890,850
13,500	Cintas	605,745
3,500	Copart (1)	123,375
78,098	CSX	1,920,430
13,100	Cummins	1,393,709
4,900	Danaher	298,606
22,700	Deere	2,027,110
7,000	Deluxe	266,980
12,900	Diana Shipping (1)	122,421
15,200	Dover	1,048,496
6,200	EnerSys (1)	284,208
2,500	Exponent	131,750
6,400	FedEx	601,664
5,600	Flowserve	885,472
9,800	Fluor	558,404
19,947	General Dynamics	1,475,280
385,089	General Electric	8,583,634
12,100	Hawaiian Holdings (1)	66,429
33,291	Honeywell International	2,448,220
5,100	Hubbell Class B	489,396
2,200	Hyster-Yale Materials Handling Class A	114,818
3,400	ICF International (1)	92,174
30,100	Illinois Tool Works	1,943,256
4,700	Insperity	129,861
2,800	Intersections	26,768
10,600	Joy Global	599,112
6,200	Kimball International	56,978
12,900	Kla-Tencor	699,825
9,300	Knoll	144,708
7,500	L-3 Communications Holdings	609,375
6,200	Landstar System	338,892
7,600	Lincoln Electric Holdings	400,976
17,300	Lockheed Martin	1,714,257
15,400	McDermott International (1)	164,472
7,100	MFC Industrial	57,439
800	Middleby (1)	119,664
5,700	Miller Industries	86,127
3,900	MSC Industrial Direct Class A	307,320
1,100	NACCO Industries	63,822
21,193	Norfolk Southern	1,640,762
18,800	Northrop Grumman	1,423,912
9,000	Orbital Sciences (1)	162,180
13,200	Parker Hannifin	1,169,124
16,700	Pitney Bowes	228,289
500	Precision Castparts	95,645
24,000	Raytheon	1,473,120
12,700	Rockwell Automation	1,076,706
13,200	Rockwell Collins	830,544
10,800	RPX (1)	144,828
12,000	RR Donnelley & Sons	147,720
58,100	Southwest Airlines	795,970
5,600	Spirit Airlines (1)	149,520
11,800	Steelcase Class A	149,860
2,500	TAL International Group	103,500
6,000	Timken	315,420
6,000	Toro	270,060
24,600	Union Pacific	3,639,816
18,864	United Parcel Service Class B	1,619,286
27,595	United Technologies	2,519,148
6,000	US Ecology	163,200
2,900	Valmont Industries	422,617
4,400	Wabtec	461,736
3,332	WW Grainger	821,238
		60,433,143
	Information Technology — 16.6%
11,200	Actuate (1)	68,768
12,700	American Software	105,537
12,700	Amphenol Class A	959,104
24,900	Analog Devices	1,095,351
38,739	Apple	17,151,692
29,100	Automatic Data Processing	1,959,594
6,100	Benchmark Electronics (1)	108,824
6,900	BMC Software (1)	313,812
15,200	Booz Allen Hamilton Holding	230,888
46,300	Brocade Communications Systems (1)	269,466
42,000	CA	1,132,740
4,500	CACI International Class A (1)	263,205
249,085	Cisco Systems	5,210,858
6,100	Cognizant Technology Solutions Class A (1)	395,280
15,000	Computer Sciences	702,750
2,900	Comtech Telecommunications	71,369
124,300	Corning	1,802,350
5,500	CSG Systems International (1)	118,855

The accompanying notes are an integral part of the financial statements.

Shares		Value $

5,200	Datalink (1)	58,188
16,400	Dice Holdings (1)	138,416
3,000	Dolby Laboratories	98,550
32,100	eBay (1)	1,681,719
8,900	Ebix	165,629
1,800	Electro Rent	29,826
56,200	EMC (1)	1,260,566
10,400	First Solar (1)	484,224
1,600	FleetCor Technologies (1)	123,040
21,200	FLIR Systems	515,372
2,300	Gartner (1)	133,055
4,200	Globecomm Systems (1)	51,450
10,449	Google Class A (1)	8,615,932
11,000	Hackett Group	53,680
13,067	Harris	603,695
41,033	Hewlett-Packard	845,280
6,900	Higher One Holdings (1)	68,034
11,900	Ingram Micro Class A (1)	211,939
6,100	Insight Enterprises (1)	110,532
5,500	Integrated Silicon Solution (1)	50,435
234,674	Intel	5,620,442
4,700	InterDigital	208,727
45,894	International Business Machines	9,295,371
20,500	Intuit	1,222,620
3,900	IXYS	35,334
8,400	j2 Global	341,880
21,300	Kulicke & Soffa Industries (1)	246,228
9,500	Lexmark International Class A	287,945
23,900	Linear Technology	872,350
4,800	Littelfuse	335,136
1,600	Manhattan Associates (1)	112,336
6,600	Mantech International Class A	176,154
3,700	Mastercard Class A	2,045,841
16,800	Maxim Integrated Products	519,624
1,500	MAXIMUS	119,535
334,150	Microsoft	11,060,365
12,700	Molex	350,139
3,100	Monotype Imaging Holdings	71,889
4,600	MTS Systems	280,370
2,300	Multi-Fineline Electronix (1)	35,052
38,700	NVIDIA	532,899
183,381	Oracle	6,011,229
7,900	Photronics (1)	62,331
4,800	Plantronics	210,336
6,700	Plexus (1)	180,699
14,200	QLogic (1)	154,212
73,477	QUALCOMM	4,527,653
5,300	Sohu.com (1)	272,632
47,600	Symantec (1)	1,156,680
6,700	SYNNEX (1)	231,820
5,200	Syntel	328,484
19,100	TeleNav (1)	100,084
3,800	Telular	48,526
6,300	Teradata (1)	321,741
20,300	Teradyne (1)	333,732
2,800	Tessco Technologies	57,232
50,322	Texas Instruments	1,822,160
12,600	Total System Services	297,612
3,500	Travelzoo (1)	89,355
1,700	Unisys (1)	32,521
9,300	ValueClick (1)	286,998
13,800	Visa Class A	2,324,748
100	Vishay Intertechnology (1)	1,404
17,800	Western Digital	983,984
54,800	Western Union	811,588
26,400	Xilinx	1,000,824
6,600	Zebra Technologies Class A (1)	307,890
		102,986,717
	Materials — 2.2%
3,900	A Schulman	101,283
7,600	Air Products & Chemicals	660,896
12,600	Bemis	495,810
8,600	Boise	68,714
5,000	Buckeye Technologies	187,950
4,982	CF Industries Holdings	929,193
11,800	Cliffs Natural Resources	251,812
8,100	Coeur d’Alene Mines (1)	123,444
18,800	Dow Chemical	637,508
21,200	E.I. du Pont de Nemours	1,155,612
49,500	Freeport-McMoRan Copper & Gold	1,506,285
9,400	FutureFuel	115,150
5,600	Gold Resource	57,344
800	Great Northern Iron Ore Properties	55,688
4,000	Innophos Holdings	205,240
3,300	Innospec	145,233
14,300	International Paper	671,814
10,800	KapStone Paper and Packaging	319,464
13,500	Kronos Worldwide	238,680
16,340	Monsanto	1,745,439
5,600	Mosaic	344,904
1,200	NewMarket	322,440
42,000	Newmont Mining	1,360,800
4,200	Praxair	480,060
16,800	Resource Capital	110,712
4,100	Schnitzer Steel Industries Class A	100,573
4,400	Schweitzer-Mauduit International	177,276
5,600	Sensient Technologies	220,360
7,700	Sigma-Aldrich	605,913
9,700	Southern Copper	323,301
1,500	Terra Nitrogen LP	320,925

The accompanying notes are an integral part of the financial statements.

Shares		Value $

9,300	United States Steel	165,540
		14,205,363
	Telecommunication Services — 2.1%
194,739	AT&T	7,294,923
19,200	Iridium Communications (1)	128,832
2,250	Lumos Networks	30,353
20,600	Neutral Tandem	61,388
122,330	Verizon Communications	6,594,810
40,000	Vonage Holdings (1)	122,000
		14,232,306
	Utilities — 1.5%
4,900	American States Water	271,852
6,100	Consolidated Edison	388,265
4,300	Dominion Resources	265,224
1,733	Duke Energy	130,321
43,071	Emerson Electric	2,390,871
7,100	Energen	336,682
3,300	Exelon	123,783
900	FirstEnergy	41,940
7,500	NeuStar Class A (1)	329,025
2,600	NextEra Energy	213,278
18,500	NV Energy	400,155
10,200	Pinnacle West Capital	621,180
14,900	Portland General Electric	480,525
17,400	PPL	580,812
35,600	Public Service Enterprise Group	1,303,316
13,708	Southern	661,137
9,300	UGI	381,114
100	USA Mobility	1,357
5,300	Wisconsin Energy	238,182
		9,159,019
	Total United States	563,087,801
	TOTAL COMMON STOCK
	(Cost $479,663,206)	594,448,017

	SHORT-TERM INVESTMENT (4) — 3.7%
23,678,988	JPMorgan Prime Money Market Fund, 0.010%
	(Cost $23,678,988)	23,678,988
	TOTAL INVESTMENTS — 97.1%
	(Cost $503,342,194)	618,127,005
	OTHER ASSETS LESS LIABILITIES — 2.9%	18,399,149
	NET ASSETS — 100%	$636,526,154

(1)         Denotes non-income producing security.

(2)         Security considered illiquid. On April 30, 2013 the value of this security amounted to $0, representing 0.0% of the net assets of the Fund.

(3)         Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(4)         The rate shown represents the 7-day current yield as of April 30, 2013.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2013 (unaudited)

The open futures contracts held by the Fund at April 30, 2013, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
S&P 500 Index E-MINI	478	Jun-2013	$1,137,489

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2013, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
State Street Bank	5/23/13	CAD	14,390,335	USD	14,004,579	$(271,086)

ADR — American Depositary Receipt

CAD — Canadian Dollar

LP — Limited Partnership

NASDAQ — National Association of Securities Dealers Automated Quotations

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

USD — United States Dollar

The following is a summary of the inputs used as of April 30, 2013, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock (2)	$594,448,017	$—	$—	$594,448,017
Short-Term Investment	23,678,988	—	—	23,678,988
Total Investments in Securities	$618,127,005	$—	$—	$618,127,005

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Appreciation	$1,137,489	$—	$—	$1,137,489
Forwards — Unrealized Depreciation	—	(271,086)	—	(271,086)
Total Other Financial Instruments	$1,137,489	$(271,086)	$—	$866,403

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)            All securities in this category are Level 1 securities except for securities fair valued at zero. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Opportunities Fund

Schedule of Investments

April 30, 2013 (unaudited)

Shares		Value $

	COMMON STOCK — 92.7%
	Consumer Discretionary — 16.9%
17,500	Aeropostale (1)	256,550
20,900	Ameristar Casinos	551,551
12,400	Asbury Automotive Group (1)	497,116
25,000	Bally Technologies (1)	1,332,000
49,400	Brinker International	1,921,660
128,800	Callaway Golf (1)	862,960
21,268	Children’s Place (1)	1,040,431
23,700	Domino’s Pizza	1,308,240
24,400	Elizabeth Arden (1)	999,180
101,000	Finish Line	1,958,390
16,100	Fortune Brands Home & Security	585,879
9,200	Group 1 Automotive	556,416
23,400	Harman International Industries	1,046,214
15,200	Home Inns & Hotels Management ADR (1)	378,784
75,200	Hot Topic	1,049,040
56,100	Ignite Restaurant Group (1)	978,384
16,200	John Wiley & Sons Class A	618,354
25,100	LKQ (1)	604,408
12,500	Madison Square Garden (1)	753,375
19,600	Red Robin Gourmet Burgers (1)	948,052
17,800	Rent-A-Center	621,754
13,900	Six Flags Entertainment	1,012,893
51,334	Standard Parking (1)	1,103,168
14,500	Steiner Leisure (1)	702,235
36,708	Waste Connections	1,393,068
		23,080,102
	Consumer Staples — 2.6%
18,500	Casey’s General Stores	1,071,335
5,400	Chefs’ Warehouse (1)	99,306
17,500	Core-Mark Holding	910,700
50,600	Dean Foods (1)	968,484
8,400	Universal	483,420
		3,533,245
	Financial Services — 17.0%
57,156	Alterra Capital Holdings	1,860,428
22,000	Amerisafe (1)	718,520
7,000	Bank of Hawaii	333,830
53,600	Brown & Brown	1,661,064
65,018	Colonial Properties Trust REIT	1,509,068
19,600	eHealth (1)	410,424
12,337	Equity Lifestyle Properties REIT	1,002,381
23,200	EverBank Financial	371,200
53,200	First Horizon National	553,280
72,200	FirstMerit	1,236,786
25,000	FXCM	338,750
48,900	Genpact	909,540
7,100	Health Care REIT	532,287
46,700	HFF	978,365
6,900	Infinity Property & Casualty	391,506
26,300	Lakeland Financial	704,840
27,023	LaSalle Hotel Properties REIT	700,706
30,100	MB Financial	745,276
20,511	Mid-America Apartment Communities	1,409,721
11,400	Ocwen Financial (1)	417,012
79,800	Old National Bancorp	971,964
28,029	Parkway Properties	510,969
8,300	Primerica (1)	281,868
10,700	ProAssurance	524,193
60,793	Redwood Trust REIT	1,387,296
16,300	Reinsurance Group of America	1,019,565
22,300	Simmons First National Class A	546,796
8,029	Stifel Financial (1)	258,694
64,200	Susquehanna Bancshares	749,214
		23,035,543
	Healthcare — 10.9%
9,000	Centene (1)	415,800
20,800	Cepheid (1)	793,104
11,300	Cooper	1,247,520
22,300	Fluidigm (1)	375,532
24,600	Haemonetics (1)	947,100
55,300	HealthSouth (1)	1,520,750
218,800	Lexicon Pharmaceuticals (1)	433,224
18,100	LifePoint Hospitals (1)	868,800
24,400	Masimo	489,464
15,600	Myriad Genetics (1)	434,460
6,300	Onyx Pharmaceuticals (1)	597,240
50,000	Parexel International (1)	2,047,500
2,200	Puma Biotechnology (1)	70,796
19,800	Salix Pharmaceuticals (1)	1,035,342
19,000	Sirona Dental Systems (1)	1,397,260
18,400	Spectranetics (1)	343,160
7,200	Techne	461,808
112,518	Unilife (1)	222,786
26,900	Volcano (1)	545,801
9,200	West Pharmaceutical Services	587,512
		14,834,959
	Materials & Processing — 9.0%
17,900	Armstrong World Industries (1)	913,616
83,200	Berry Plastics Group (1)	1,580,800
12,993	Cabot	488,017
33,800	Globe Specialty Metals	441,428
32,200	Hexcel (1)	982,100
34,500	Horsehead Holding (1)	369,150
20,700	Innophos Holdings	1,062,117
14,800	Kaiser Aluminum	932,400
15,300	Minerals Technologies	621,639

The accompanying notes are an integral part of the financial statements.

Shares		Value $

49,300	MRC Global (1)	1,476,535
29,100	Packaging Corp. of America	1,383,996
92,900	Pretium Resources (1)	680,957
4,600	Quaker Chemical	283,912
43,700	Taminco (1)	658,559
8,500	Universal Forest Products	328,100
		12,203,326
	Other Energy — 4.3%
49,000	Carrizo Oil & Gas (1)	1,186,780
56,100	Helix Energy Solutions Group (1)	1,292,544
57,000	Laredo Petroleum Holdings (1)	980,400
9,300	Oil States International (1)	831,048
34,000	StealthGas (1)	351,560
51,900	Thermon Group Holdings (1)	1,017,240
		5,659,572
	Producer Durables — 16.7%
54,400	ABM Industries	1,226,720
10,400	Allegiant Travel	934,960
42,200	Applied Industrial Technologies	1,782,950
10,100	Belden	499,142
11,700	CAI International (1)	298,233
43,400	Compass Diversified Holdings	733,894
36,800	EnerSys (1)	1,686,912
27,800	EnPro Industries (1)	1,369,984
12,100	Genesee & Wyoming Class A (1)	1,030,920
56,700	Great Lakes Dredge & Dock	392,364
26,716	IDEX	1,390,034
19,300	MTS Systems	1,176,335
27,800	MYR Group (1)	633,840
16,300	On Assignment (1)	395,601
40,900	Pinnacle Foods (1)	976,283
40,500	Primoris Services	892,620
11,300	Regal-Beloit	888,406
51,500	Roadrunner Transportation Systems (1)	1,159,265
44,100	Spirit Airlines (1)	1,177,470
8,663	Stantec (2)	370,442
20,086	Teekay	715,061
14,800	Towers Watson	1,079,216
70,700	Wabash National (1)	666,701
23,100	Zebra Technologies Class A (1)	1,077,615
		22,554,968
	Technology — 10.1%
144,500	Atmel (1)	934,915
42,600	Cadence Design Systems (1)	587,880
12,680	Comverse (1)	336,400
11,300	Electro Rent	187,241
36,000	Entegris (1)	341,280
34,800	Fabrinet (1)	477,804
76,800	Fairchild Semiconductor International (1)	990,720
32,500	Finisar (1)	417,300
7,100	Gartner (1)	410,735
5,800	Hittite Microwave (1)	325,438
137,500	Integrated Device Technology (1)	977,625
60,900	JDS Uniphase (1)	822,150
45,600	M (1)	639,768
19,900	Monolithic Power Systems	479,988
40,800	Nanometrics (1)	572,424
39,000	Netscout Systems (1)	889,590
73,500	PLX Technology (1)	343,245
75,760	PTC (1)	1,818,998
111,900	Sapient (1)	1,306,992
12,200	Scansource (1)	353,434
16,383	Verint Systems (1)	541,294
		13,755,221
	Utilities — 5.2%
32,800	Cleco	1,624,256
34,600	IDACORP	1,702,666
58,422	NorthWestern	2,513,315
19,300	SJW	489,448
14,400	UNS Energy	733,824
		7,063,509
	TOTAL COMMON STOCK
	(Cost $99,657,712)	125,720,445

	SHORT-TERM INVESTMENT (3) — 7.6%
10,346,356	JPMorgan Prime Money Market Fund, 0.010%
	(Cost $10,346,356)	10,346,356
	TOTAL INVESTMENTS — 100.3%
	(Cost $110,004,068)	136,066,801
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%	(363,392)
	NET ASSETS — 100%	$135,703,409

(1)         Denotes non-income producing security.

(2)         Canadian-domiciled company.

(3)         The rate shown represents the 7-day current yield as of April 30, 2013.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2013 (unaudited)

The following is a summary of the inputs used as of April 30, 2013,  in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$125,720,445	$—	$—	$125,720,445
Short-Term Investment	10,346,356	—	—	10,346,356
Total Investments in Securities	$136,066,801	$—	$—	$136,066,801

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)            All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Small and Mid Cap Opportunities Fund

Schedule of Investments

April 30, 2013 (unaudited)

Shares		Value $

	COMMON STOCK — 94.3%
	Auto & Transportation — 1.4%
1,893	Kansas City Southern	206,469
15,600	Ryder System	905,892
		1,112,361
	Consumer Discretionary — 20.4%
5,900	Aeropostale (1)	86,494
4,100	Asbury Automotive Group (1)	164,369
4,300	Autoliv	328,606
14,500	Bally Technologies (1)	772,560
33,000	Brinker International	1,283,700
16,758	Children’s Place (1)	819,801
9,200	Domino’s Pizza	507,840
11,900	Elizabeth Arden (1)	487,305
17,500	Fortune Brands Home & Security	636,825
17,200	Hanesbrands (1)	862,752
11,800	Harman International Industries	527,578
19,800	Hillenbrand	497,574
20,848	Jack in the Box (1)	747,401
32,400	KAR Auction Services	724,788
1,524	Liberty Media - Liberty Capital (1)	175,077
16,300	Life Time Fitness (1)	752,734
27,900	LKQ (1)	671,832
11,100	Rent-A-Center	387,723
25,900	Republic Services	882,672
23,912	Ross Stores	1,579,866
20,800	Sally Beauty Holdings (1)	625,248
3,700	Six Flags Entertainment	269,619
10,300	Snap-on	887,860
18,900	VeriSign (1)	870,723
16,376	Waste Connections	621,469
		16,172,416
	Consumer Staples — 1.4%
10,200	Casey’s General Stores	590,682
27,900	Dean Foods (1)	534,006
		1,124,688
	Financial Services — 17.0%
3,189	Affiliated Managers Group (1)	496,463
42,810	Apartment Investment & Management REIT Class A	1,331,819
16,100	Commerce Bancshares	645,771
10,100	Cullen/Frost Bankers	610,141
2,800	Erie Indemnity	222,796
42,900	First Horizon National	446,160
13,600	First Republic Bank	516,528
11,000	Genpact	204,600
17,695	HCC Insurance Holdings	753,807
3,343	Health Care REIT	250,625
144,400	Huntington Bancshares	1,035,348
10,787	Mack-Cali Realty	299,555
14,328	PartnerRe	1,351,703
23,088	PennyMac Mortgage Investment Trust REIT	582,972
13,400	Raymond James Financial	555,028
6,500	Reinsurance Group of America	406,575
16,900	Susquehanna Bancshares	197,223
7,800	Torchmark	484,146
22,900	Unum Group	638,681
56,954	Vantiv (1)	1,283,174
14,226	Willis Group Holdings	564,488
5,100	WR Berkley	221,442
14,500	Zions Bancorporation	356,990
		13,456,035
	Healthcare — 12.3%
41,000	CareFusion (1)	1,371,040
20,700	Coventry Health Care	1,025,685
1,800	DaVita (1)	213,570
10,300	DENTSPLY International	436,205
6,769	Henry Schein (1)	611,918
15,839	Life Technologies (1)	1,167,176
10,200	LifePoint Hospitals (1)	489,600
8,600	Masimo	172,516
10,700	Myriad Genetics (1)	297,995
2,300	Onyx Pharmaceuticals (1)	218,040
23,900	Parexel International (1)	978,705
13,200	Salix Pharmaceuticals (1)	690,228
10,700	Sirona Dental Systems (1)	786,878
16,717	Universal Health Services Class B	1,113,185
7,200	Wright Medical Group (1)	168,768
		9,741,509
	Materials & Processing — 11.7%
6,953	Airgas	672,008
14,900	Armstrong World Industries	760,496
49,000	Berry Plastics Group (1)	931,000
13,579	Cabot	510,027
10,500	Cabot Microelectronics	351,855
28,600	Crown Holdings (1)	1,220,648
24,600	Hexcel (1)	750,300
4,500	Martin Marietta Materials	454,455
32,400	MRC Global (1)	970,380
11,700	Reliance Steel & Aluminum	761,319
60,800	Sealed Air	1,344,896
43,370	Yamana Gold	533,451
		9,260,835
	Other Energy — 4.2%
6,000	Concho Resources (1)	516,780
73,400	Denbury Resources (1)	1,313,126
19,100	Energen	905,722
6,743	Oil States International (1)	602,554
		3,338,182

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Producer Durables — 11.3%
8,000	AGCO (1)	426,000
13,600	Alaska Air Group (1)	838,304
19,800	Applied Industrial Technologies	836,550
5,300	Carlisle	343,811
6,500	Dover	448,370
18,300	Gardner Denver	1,374,147
18,291	IDEX	951,681
9,300	Kennametal	371,907
15,000	Quanta Services (1)	412,200
6,300	Regal-Beloit	495,306
17,300	Rollins	420,736
22,000	Spirit Airlines (1)	587,400
700	TAL International Group	28,980
10,800	Towers Watson	787,536
10,551	Verisk Analytics Class A (1)	646,671
		8,969,599
	Technology — 11.5%
22,823	Amdocs	814,781
22,757	Arrow Electronics (1)	892,757
61,700	Atmel (1)	399,199
30,300	Avnet (1)	992,325
7,300	Gartner (1)	422,305
84,600	Integrated Device Technology (1)	601,506
40,200	JDS Uniphase (1)	542,700
18,200	Linear Technology	664,300
11,400	Microchip Technology	415,188
10,900	MICROS Systems (1)	462,269
7,489	Molex	206,472
48,400	PTC (1)	1,162,084
8,800	SBA Communications Class A (1)	695,112
21,994	Synopsys (1)	782,327
		9,053,325
	Utilities — 3.1%
19,900	Cleco	985,448
12,300	Portland General Electric	396,675
42,300	Questar	1,073,997
		2,456,120
	TOTAL COMMON STOCK
	(Cost $60,122,221)	74,685,070

	SHORT-TERM INVESTMENT (2) — 5.4%
4,260,050	JPMorgan Prime Money Market Fund, 0.010%
	(Cost $4,260,050)	4,260,050

	TOTAL INVESTMENTS — 99.7%
	(Cost $64,382,271)	78,945,120
	OTHER ASSETS LESS LIABILITIES — 0.3%	251,712

	NET ASSETS — 100%	$79,196,832

(1)         Denotes non-income producing security.

(2)         The rate shown represents the 7-day current yield as of April 30, 2013.

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2013 (unaudited)

The following is a summary of the inputs used as of April 30, 2013, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$74,685,070	$—	$—	$74,685,070
Short-Term Investment	4,260,050	—	—	4,260,050

Total Investments in Securities	$78,945,120	$—	$—	$78,945,120

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)            All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Market Equity Fund

Schedule of Investments

April 30, 2013 (unaudited)

Shares		Value $

	COMMON STOCK — 95.7%
	Brazil — 9.2%
586,982	Banco Bradesco ADR	9,738,028
588,200	BR Malls Participacoes	6,938,158
509,029	BR Properties	5,643,015
87,592	BRF - Brasil Foods	2,173,219
158,069	BRF - Brasil Foods ADR	3,924,853
846,156	Cia de Concessoes Rodoviarias	8,276,533
259,568	Cia Hering	5,286,716
430,000	Gerdau ADR	3,375,500
322,305	Iochpe-Maxion	3,970,920
140,200	Lojas Renner	5,322,800
90,178	Petroleo Brasileiro ADR	1,726,909
131,796	Petroleo Brasileiro ADR Class A	2,631,966
238,819	Raia Drogasil	2,565,148
237,000	Ultrapar Participacoes	6,301,837
75,600	Ultrapar Participacoes ADR	2,016,252
594,100	Vale ADR	10,153,169
		80,045,023
	China — 13.5%
1,211,000	AAC Technologies Holdings	5,906,632
821,500	Anhui Conch Cement Class H	2,974,704
6,368,000	Bank of China Class H	2,978,788
5,312,000	Brilliance China Automotive Holdings (1)	6,502,967
28,764,320	China Construction Bank Class H	24,093,359
3,229,600	China Pacific Insurance Group	11,611,353
13,878,000	China Petroleum & Chemical Class H	15,183,240
789,500	Hengan International Group	8,159,365
15,764,565	Industrial & Commercial Bank of China Class H	11,091,864
106,100	Mindray Medical International ADR	4,189,889
982,000	PetroChina Class H	1,248,989
521,700	Tencent Holdings	17,896,115
1,032,200	Weichai Power Class H	3,597,999
698,000	Zhuzhou CSR Times Electric	1,929,357
		117,364,621
	Colombia — 0.6%
200,700	Almacenes Exito	3,290,227
75,082	Cementos Argos	335,282
35,202	Ecopetrol ADR	1,674,559
		5,300,068
	Czech Republic — 0.2%
11,039	Komercni Banka	2,110,079

	Egypt — 0.5%
625,130	Commercial International Bank	2,757,721
46,050	OCI GDR (1)	1,472,218
		4,229,939
	Hong Kong — 7.0%
2,335,000	AIA Group	10,365,876
427,000	Belle International Holdings	696,613
1,080,000	China Mobile	11,822,710
3,594,000	China Overseas Land & Investment	10,976,308
3,168,000	China Resources Power Holdings	10,369,284
6,477,000	CNOOC	12,085,715
2,043,000	Dah Chong Hong Holdings	1,882,367
622,000	Hang Lung Properties	2,420,623
		60,619,496
	Hungary — 0.5%
99,231	OTP Bank	2,067,897
13,267	Richter Gedeon	1,970,227
		4,038,124
	India — 6.9%
318,917	HDFC Bank	4,038,925
226,600	HDFC Bank ADR	9,616,904
141,442	ICICI Bank	3,055,016
209,028	ICICI Bank ADR	9,786,691
497,395	ITC	3,036,071
547,508	Lupin	7,140,216
104,664	Mahindra & Mahindra	1,795,267
192,618	Mahindra & Mahindra GDR	3,303,919
214,883	Reliance Industries	3,143,773
248,624	Tata Consultancy Services	6,361,083
291,173	Tata Motors	1,621,381
260,075	Tata Motors ADR	7,162,465
		60,061,711
	Indonesia — 1.3%
6,393,000	Bank Mandiri	6,904,243
2,197,500	Semen Indonesia Persero	4,158,807
		11,063,050
	Malaysia — 3.6%
3,322,200	Axiata Group	7,392,373
2,178,500	CIMB Group Holdings	5,542,018
1,472,500	Genting	5,081,758
1,201,400	Public Bank	6,483,809
2,216,500	Sime Darby	6,877,160
		31,377,118
	Mexico — 5.3%
1,611,967	Alfa Class A	3,742,401
274,832	America Movil, Series L ADR	5,875,908
1,306,600	Fibra Uno Administracion	5,020,956
111,600	Fomento Economico Mexicano ADR	12,654,324
1,155,683	Grupo Financiero Banorte	8,708,811

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,308,605	Grupo Mexico	4,697,800
1,111,787	Mexichem	5,671,420
		46,371,620
	Netherlands — 0.1%
22,245	Yandex (1)	572,586

	Philippines — 1.1%
58,060	Ayala	904,190
6,290,200	Ayala Land	4,959,110
124,500	SM Investments	3,463,375
		9,326,675
	Poland — 1.4%
588,737	Cyfrowy Polsat	3,115,237
25,995	KGHM Polska Miedz	1,217,545
450,501	Powszechna Kasa Oszczednosci Bank Polski	4,690,565
24,047	Powszechny Zaklad Ubezpieczen	3,314,230
		12,337,577
	Qatar — 0.6%
117,020	Industries Qatar	5,528,150

	Russia — 9.0%
1,379,121	Gazprom ADR	10,964,012
345,466	LUKOIL ADR	21,988,911
164,454	Magnit GDR	8,387,154
129,171	Mail.ru Group GDR	3,487,617
415,800	Mobile Telesystems ADR	8,607,060
27,300	NovaTek GDR	2,762,760
78,866	Polymetal International	852,033
1,570,918	Sberbank Savings Bank of the Russian Federation ADR	20,202,005
120,526	Sberbank Savings Bank of the Russian Federation GDR (1) (2)	1,543,203
		78,794,755
	South Africa — 2.0%
67,164	Impala Platinum Holdings	916,577
110,473	Mr Price Group	1,587,876
87,358	Naspers Class N	5,845,933
73,199	Sasol	3,163,623
143,865	Shoprite Holdings	2,726,918
260,697	Standard Bank Group	3,256,715
		17,497,642
	South Korea — 17.4%
202,920	Cheil Worldwide	5,011,735
3,174	CJ CheilJedang	939,548
232,240	DGB Financial Group	3,247,522
226,270	Hana Financial Group	7,232,093
83,430	Hankook Tire	3,628,709
312,370	Hynix Semiconductor	8,480,761
54,779	Hyundai Department Store	7,958,449
116,574	Hyundai Engineering & Construction	6,118,203
79,045	Hyundai Motor	14,318,965
57,464	LG Chem	13,566,366
18,771	LG Household & Health Care	10,550,484
39,958	Samsung Electronics	55,149,512
148,110	Shinhan Financial Group	5,123,936
48,300	SK Inovation	6,578,589
18,738	SK Telecom	3,292,293
		151,197,165
	Taiwan — 6.0%
420,011	Asustek Computer	4,888,648
4,330,000	Cathay Financial Holding	5,824,783
2,898,074	Hon Hai Precision Industry	7,482,829
571,000	MediaTek	6,965,302
922,000	Radiant Opto-Electronics	3,748,984
2,923,337	Taiwan Cement	3,882,990
5,365,139	Taiwan Semiconductor Manufacturing	19,906,571
		52,700,107
	Thailand — 5.8%
918,100	Advanced Info Service	8,445,894
1,343,900	Bangkok Bank	10,394,048
1,743,700	CP ALL	2,614,065
1,146,000	Kasikornbank	8,433,935
1,116,400	Kasikornbank NVDR	8,063,945
738,100	PTT	8,198,317
1,649,300	PTT Global Chemical	4,102,177
49,400	Thai Oil	111,087
		50,363,468
	Turkey — 3.7%
812,682	Haci Omer Sabanci Holding	5,054,472
996,867	Turkcell Iletisim Hizmetleri (1)	6,172,207
1,120,705	Turkiye Garanti Bankasi	6,188,805
831,537	Turkiye Halk Bankasi	9,067,939
1,505,935	Turkiye Vakiflar Bankasi Tao	5,376,089
		31,859,512
	TOTAL COMMON STOCK
	(Cost $755,236,189)	832,758,486

	PREFERRED STOCK — 3.3%
	Brazil — 3.3%
211,504	Cia de Bebidas das Americas ADR	8,887,398
921,651	Itau Unibanco Holding ADR	15,511,386

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2013 (unaudited)

Shares		Value $

273,300	Vale ADR	4,443,858
	TOTAL PREFERRED STOCK
	(Cost $30,154,453)	28,842,642

	SHORT-TERM INVESTMENT (3) — 1.0%
8,603,926	JPMorgan Prime Money Market Fund, 0.010%
	(Cost $8,603,926)	8,603,926
	TOTAL INVESTMENTS — 100.0%
	(Cost $793,994,568)	870,205,054
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%	(351,789)

	NET ASSETS — 100%	$869,853,265

(1)         Denotes non-income producing security.

(2)         Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2013, the value of these securities amounted to $1,543,203, representing 0.2% of the net assets of the Fund.

(3)         The rate shown represents the 7-day current yield as of April 30, 2013.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

NVDR — Non Voting Depository Receipt

The following is a summary of the inputs used as of April 30, 2013, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$832,758,486	$—	$—	$832,758,486
Preferred Stock	28,842,642	—	—	28,842,642
Short-Term Investment	8,603,926	—	—	8,603,926

Total Investments in Securities	$870,205,054	$—	$—	$870,205,054

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)            All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder International Alpha Fund

Schedule of Investments

April 30, 2013 (unaudited)

Shares		Value $

	COMMON STOCK — 98.9%
	Australia — 1.1%
232,085	Atlas Iron	200,903
107,644	Newcrest Mining	1,875,903
		2,076,806
	Canada — 3.9%
14,566	Canadian Pacific Railway	1,815,382
80,925	Suncor Energy	2,523,058
32,472	Toronto-Dominion Bank	2,662,030
		7,000,470
	France — 15.2%
26,723	Arkema	2,503,621
56,844	BNP Paribas	3,167,358
26,530	Essilor International	2,985,162
16,640	L’Oreal	2,967,163
12,691	LVMH Moet Hennessy Louis Vuitton	2,197,814
10,403	PPR	2,288,624
62,050	Safran	3,047,219
40,773	Sanofi	4,468,583
50,213	Schneider Electric	3,828,813
		27,454,357
	Germany — 10.4%
26,455	Adidas	2,762,806
51,465	Daimler	2,847,645
66,583	Deutsche Bank	3,061,136
76,827	GEA Group	2,598,740
30,189	HeidelbergCement	2,173,538
322,807	Infineon Technologies	2,548,600
65,606	Symrise	2,799,355
		18,791,820
	Hong Kong — 5.5%
850,000	AIA Group	3,773,445
338,000	Hongkong Land Holdings	2,453,880
93,572	Jardine Strategic Holdings	3,649,308
		9,876,633
	India — 2.0%
1,460,331	Idea Cellular (1)	3,598,310

	Israel — 1.8%
70,122	Check Point Software Technologies (1)	3,269,088

	Japan — 19.7%
63,000	Astellas Pharma	3,664,256
86,400	Bridgestone	3,257,116
30,500	East Japan Railway	2,571,780
19,700	FANUC	2,970,611
60,100	Nippon Telegraph & Telephone	2,974,637
281,000	Sekisui Chemical	3,533,939
96,700	Seven & I Holdings	3,709,884
20,300	SMC	4,062,707
130,900	Sumitomo Mitsui Financial Group	6,183,459
108,100	Suzuki Motor	2,770,004
		35,698,393
	Netherlands — 1.4%
36,015	Heineken	2,543,195

	Norway — 3.5%
189,813	DnB NOR	3,102,380
134,152	Statoil	3,273,248
		6,375,628
	Russia — 1.7%
233,890	Sberbank Savings Bank of the Russian Federation ADR	3,007,825

	South Korea — 1.6%
15,811	Hyundai Motor	2,864,155

	Sweden — 1.3%
172,246	Sandvik	2,441,085

	Switzerland — 10.0%
2,833	Credit Suisse Group	78,553
65,740	Julius Baer Group	2,618,853
64,554	Nestle	4,610,008
20,168	Roche Holding	5,040,916
6,370	Syngenta	2,722,562
10,730	Zurich Insurance Group	2,995,814
		18,066,706
	United Kingdom — 19.8%
601,688	Barclays	2,673,515
202,183	BG Group	3,405,991
108,537	BHP Billiton	3,019,553
206,472	Capita	2,894,527
443,687	Centrica	2,556,936
96,491	Diageo	2,943,727
288,250	HSBC Holdings	3,149,943
469,622	Premier Oil (1)	2,720,258
159,299	Prudential	2,734,290
108,718	Shire	3,380,919
77,632	Unilever	3,359,628

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2013 (unaudited)

Shares		Value $

175,491	WPP	2,900,452
		35,739,739
	TOTAL COMMON STOCK (Cost $168,490,986)	178,804,210

	SHORT-TERM INVESTMENT (2) — 0.9%
1,549,916	JPMorgan Prime Money Market Fund, 0.010% (Cost $1,549,916)	1,549,916
	TOTAL INVESTMENTS — 99.8% (Cost $170,040,902)	180,354,126
	OTHER ASSETS LESS LIABILITIES — 0.2%	321,597

	NET ASSETS — 100%	$180,675,723

(1)         Denotes non-income producing security.

(2)         The rate shown represents the 7-day current yield as of April 30, 2013.

ADR — American Depositary Receipt

The following is a summary of the inputs used as of April 30, 2013, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$178,804,210	$—	$—	$178,804,210
Short-Term Investment	1,549,916	—	—	1,549,916
Total Investments in Securities	$180,354,126	$—	$—	$180,354,126

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)            All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder International Multi-Cap Value Fund

Schedule of Investments

April 30, 2013 (unaudited)

Shares		Value $

	COMMON STOCK — 98.3%

	Australia — 5.4%
19,201	Adelaide Brighton	67,679
4,874	Aditya Birla Minerals	1,718
8,973	ALS	91,070
41,254	AMP	230,947
13,973	Arrium	12,313
7,417	Aspen Group REIT	1,461
21,250	Ausdrill	33,375
6,195	Ausenco	17,790
47,820	AWE (1)	63,952
9,878	BC Iron	35,227
43,924	Beach Energy	61,929
5,561	BHP Billiton	188,518
7,522	Boart Longyear	7,447
10,653	Bradken	56,766
8,153	Breville Group	58,996
26,822	BWP Trust	67,291
11,362	Cabcharge Australia	56,303
47,794	Cape Lambert Resources (1)	7,432
9,772	Cardno	65,950
2,368	Cedar Woods Properties	13,600
17,440	CFS Retail Property Trust	39,776
4,757	Challenger Diversified Property Group	13,365
7,159	Charter Hall Group	31,617
20,078	Coca-Cola Amatil	315,137
18,314	Codan	64,363
27,070	Collection House	43,919
4,899	Credit Group	45,150
13,684	CSR	28,798
42,295	Cue Energy Resources (1)	5,919
13,299	Decmil Group	25,713
9,511	Downer EDI	48,413
7,355	DWS	11,590
44,827	Emeco Holdings	21,377
17,512	Energy Resources of Australia (1)	18,699
29,933	FKP Property Group	51,202
4,979	Fleetwood	44,133
3,192	Flight Centre	126,310
9,733	Forge Group	58,321
31,390	Gindalbie Metals (1)	5,858
96,376	Grange Resources	16,486
3,687	GUD Holdings	27,865
17,293	Hills Holdings	19,720
4,498	iiNET	28,771
16,177	Iluka Resources	150,098
18,750	Imdex	19,147
8,100	Incitec Pivot	24,268
7,046	Investa Office Fund REIT	23,959
8,377	IOOF Holdings	76,597
3,689	JB Hi-Fi	61,190
15,382	Kingsgate Consolidated	34,444
5,829	Leighton Holdings	120,798
17,059	M2 Telecommunications Group	99,567
22,709	Macmahon Holdings	4,238
11,262	Macquarie Group	457,555
28,619	MaxiTRANS Industries	36,642
2,953	Melbourne IT	6,674
16,820	Mincor Resources	11,421
9,034	Mineral Resources	91,314
5,412	Monadelphous Group	117,430
4,280	Mortgage Choice	9,140
65,895	Mount Gibson Iron	33,815
33,730	Myer Holdings	112,247
15,983	NRW Holdings	21,540
6,136	OrotonGroup	44,656
14,205	OZ Minerals	63,323
23,916	Perilya (1)	3,719
17,295	Platinum Asset Management	90,545
20,453	Programmed Maintenance Services	51,101
5,784	Qantas Airways (1)	11,393
48,779	Ramelius Resources (1)	10,114
16,895	RCR Tomlinson	39,584
39,248	Resolute Mining	38,857
2,867	Rio Tinto	165,850
10,664	Rubicon America Trust REIT (1) (2) (3)	—
9,360	Sedgman	7,181
11,216	Seven Group Holdings	108,021
1,799	Shopping Centres Australasia Property Group (1)	3,021
2,711	Sims Metal Management	27,149
15,561	Skilled Group	45,976
7,557	SMS Management & Technology	38,232
3,400	SouFun Holdings ADR	87,006
18,796	Southern Cross Media Group	30,300
47,029	SP AusNet	61,187
50,496	St. Barbara (1)	31,410
6,391	Stockland REIT	25,641
4,185	TABCORP Holdings	14,968
12,811	Tap Oil (1)	7,504
28,198	Tassal Group	62,851
109,240	Telstra	563,980
12,132	Thorn Group	25,406
11,588	Troy Resources	22,465
1,225	Washington H Soul Pattinson	18,465
17,644	Watpac	13,536
8,996	Woolworths	339,565
		5,797,356

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Austria — 1.0%
610	AMAG Austria Metall	18,838
8,310	Atrium European Real Estate	49,598
448	Erste Group Bank	14,042
3,855	EVN	52,038
3,604	IMMOFINANZ	14,737
961	Lenzing	79,492
735	Mayr Melnhof Karton	79,043
3,856	Oesterreichische Post	170,880
8,774	OMV	412,222
341	Raiffeisen Bank International	12,033
2,014	RHI	66,560
393	Semperit Holding	15,372
802	Vienna Insurance Group	42,501
		1,027,356
	Belgium — 1.4%
4,794	Ageas	175,640
671	Barco	59,692
832	Befimmo Sicafi REIT	57,656
563	Bekaert	18,128
13,897	Belgacom	320,279
290	Compagnie Maritime Belge	5,721
2,317	Econocom Group (1)	17,423
699	EVS Broadcast Equipment	47,408
1,082	Exmar	10,317
1,191	Gimv	61,297
3,292	Groupe Bruxelles Lambert	254,922
3,812	KBC Groep	149,602
231	Kinepolis Group	30,123
776	Melexis	15,769
5,227	Mobistar	124,664
989	Nyrstar	4,806
3,218	RHJ International (1)	15,596
512	Sipef	40,214
932	Sofina	88,679
359	Van de Velde	16,217
		1,514,153
	Bermuda — 0.4%
28,173	Catlin Group	229,972
13,000	Dickson Concepts International	6,919
398,000	Emperor International Holdings	111,294
23,100	Golden Ocean Group (1)	22,233
2,477	Lancashire Holdings	32,570
		402,988
	Brazil — 0.6%
1,900	Centrais Eletricas Brasileiras	5,138
11,000	Cia Energetica de Minas Gerais ADR	141,130
8,200	Cia Energetica de Sao Paulo	86,682
4,400	Cia Paranaense de Energia ADR	78,496
2,400	Energias do Brasil	14,646
6,800	Eternit	32,458
1,400	Fertilizantes Heringer (1)	8,110
11,500	MRV Engenharia e Participacoes	49,489
15,700	Rossi Residencial	26,445
8,800	Tractebel Energia	156,405
		598,999
	Cambodia — 0.1%
104,000	NagaCorp	82,555

	Canada — 5.0%
900	Agrium	82,500
6,200	Aimia	97,851
18,800	Alacer Gold	56,356
3,400	Allied Properties REIT	116,399
6,500	Amerigo Resources	3,871
7,900	Artis REIT	133,542
1,000	Atco Class I	95,776
4,000	Calfrac Well Services	101,603
4,300	Calvalley Petroleums (1)	8,195
3,800	Canadian Apartment Properties REIT	98,220
16,700	Canadian Oil Sands Trust	328,049
7,000	Canyon Services Group	72,887
13,700	Capstone Mining (1)	27,741
1,400	Cascades	6,837
7,000	Cathedral Energy Services	28,766
6,300	Celestica (1)	54,405
2,500	Chorus Aviation	9,529
9,300	CML HealthCare	71,357
400	Cogeco	17,093
700	Corby Distilleries	14,133
2,000	Corus Entertainment Class B Shares	49,114
2,300	Dorel Industries	99,310
1,600	Empire Class A	108,790
10,800	Ensign Energy Services	181,813
11,000	Essential Energy Services	22,602
1,700	Evertz Technologies	26,408
7,600	Genworth MI Canada	188,972
1,500	Heroux-Devtek	11,777
3,400	HudBay Minerals	26,999
4,000	Husky Energy	115,619
22,800	IAMGOLD	122,436
3,100	IGM Financial	138,130
6,000	Ithaca Energy (1)	9,827
5,200	Magna International Class A	312,790
3,100	Major Drilling Group International	23,170
3,100	Medical Facilities	46,125
1,600	Metro Class A	108,504
400	Morguard	47,089
1,300	Morguard REIT	23,627

The accompanying notes are an integral part of the financial statements.

Shares		Value $

19,600	Nevsun Resources	73,346
3,500	Nicholas Financial	51,170
2,000	Noranda Income Fund	9,926
6,800	Pan American Silver	89,434
3,500	Parkland Fuel	57,844
3,204	PetroBakken Energy	27,351
2,900	Petrobank Energy & Resources (1)	1,957
8,400	Petrominerales	46,359
9,000	Power Corp. of Canada	242,364
9,200	Power Financial	271,767
1,100	Quebecor	51,208
13,100	Research In Motion (1)	214,552
2,100	Rogers Communications Class B	103,577
49,000	San Gold (1)	9,484
4,600	Savanna Energy Services	32,190
6,300	Sherritt International	29,454
3,200	Shoppers Drug Mart	143,316
2,100	Sino-Forest (1) (2) (3)	—
13,900	Suncor Energy	433,370
6,400	Teck Resources Class B	170,252
1,700	Torstar Class B	11,441
3,400	Total Energy Services	47,181
2,600	Transcontinental	33,473
1,200	Valener	19,237
1,300	Wajax	44,493
12	Yellow Media (1)	103
		5,303,061
	Chile — 0.0%
19,304	AFP Habitat	38,448
69,891	Almendral	10,129
		48,577
	China — 1.6%
110,000	361 Degrees International	29,767
78,000	Anta Sports Products	65,334
45,000	Asia Cement China Holdings	24,935
30,000	Baoye Group	23,659
74,000	Beijing Capital Land	27,082
29,000	Cecep Costin New Materials Group	12,183
43,000	Changsha Zoomlion Heavy Industry Science and Technology Development Class H	43,055
44,000	Changshouhua Food	28,917
1,900	Changyou.com ADR	55,100
60,000	Chaoda Modern Agriculture Holdings (1) (2) (3)	—
32,000	China Communications Services Class H	23,422
122,000	China Construction Bank Class H	102,189
54,000	China Fishery Group	16,879
72,000	China Flooring Holding	13,268
68,000	China Petroleum & Chemical Class H	74,395
30,500	China Railway Construction	30,775
112,000	China Shanshui Cement Group	63,360
80,000	China Taifeng Beddings Holdings	20,103
60,000	Chongqing Machinery & Electric	7,964
88,000	Dongfeng Motor Group Class H	131,090
14,800	Giant Interactive Group ADR	110,852
10,000	Great Wall Technology Class H	1,804
96,000	Guangshen Railway	48,370
435,000	Inspur International	16,817
62,000	O-Net Communications Group	13,982
24,000	Pacific Online	9,587
49,000	Pacific Textile Holdings	60,491
150,000	Powerlong Real Estate Holdings	35,953
68,000	Qingling Motors	19,278
141,000	Shengli Oil & Gas Pipe Holdings (2) (3)	14,899
42,000	Shenzhou International Group Holdings	121,776
60,000	SinoMedia Holding	33,324
106,500	Sinotrans Shipping	26,075
38,000	Tiangong International	10,724
129,000	Travelsky Technology	81,953
46,000	Xiamen International Port	6,165
51,000	Xingda International Holdings	19,519
37,000	Xinhua Winshare Publishing and Media	20,931
184,000	Yangzijiang Shipbuilding Holdings	141,918
300,000	Yuanda China Holdings	27,448
134,000	Yuzhou Properties	34,190
176,000	Zhong An Real Estate (1)	26,082
		1,675,615

	Cyprus — 0.1%
11,166	ProSafe	107,177
5,607	Songa Offshore (1)	5,562
		112,739

	Czech Republic — 0.0%
1,215	Telefonica Czech Republic	17,555

	Denmark — 0.4%
21	AP Moeller - Maersk	149,420
1,200	Cato	28,812
1,230	D/S Norden	38,022
728	Danske Bank (1)	13,760
159	Dfds	9,816
318	FLSmidth	18,498
770	Royal UNIBREW	69,776

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,541	Schouw	51,039
		379,143

	Egypt — 0.0%
74,922	Centamin (1)	48,100

	Finland — 1.1%
2,777	Cramo	36,572
9,256	Elisa	175,532
1,292	Kesko Class B	38,794
6,845	Metso	281,163
10,871	Orion Class B	312,101
12,832	Outokumpu	8,914
1,579	PKC Group	38,803
4,265	Ramirent	42,238
1,668	Rautaruukki	10,729
1,627	Sampo Class A	64,923
9,006	Sponda	48,035
6,036	Stora Enso Class R	41,932
2,369	Technopolis	12,729
1,713	Tieto	36,681
6,154	UPM-Kymmene	64,350
		1,213,496
	France — 4.5%
2,450	ABC Arbitrage	14,068
981	Akka Technologies	32,143
1,439	Altamir Amboise	16,923
1,511	Alten	54,444
1,247	ANF Immobilier	37,771
2,107	April	33,908
9,784	AXA	183,161
10,081	BNP Paribas	561,715
1,614	Boursorama (1)	12,881
345	Casino Guichard Perrachon	37,288
202	Cegid Group	4,110
4,400	Cie Generale des Etablissements Michelin	371,607
711	Ciments Francais	38,849
18,042	CNP Assurances	255,543
5,390	Credit Agricole	49,341
180	Credit Agricole Nord de France	3,122
416	Eiffage	18,413
656	Eramet	70,072
140	Esso Francaise	8,754
1,355	Euler Hermes	129,374
406	FFP	16,436
242	Gecina REIT	29,101
190	Generale de Sante	2,675
229	Maisons France Confort	6,632
7,628	Maurel & Prom Nigeria (1)	35,461
1,418	Mercialys	31,644
665	Mersen	15,370
5,611	Metropole Television	93,919
3,052	Natixis	13,384
886	Neopost	58,277
313	Nexans	14,363
1,874	Nexity	67,375
3,854	PagesJaunes Groupe	8,121
3,561	Plastic Omnium	173,846
1,208	Renault	83,235
2,445	Saft Groupe	60,181
7,020	Sanofi	769,368
1,368	SCOR	41,518
2,886	SEB	209,192
9,231	Societe Generale	335,284
464	Societe Internationale de Plantations d’Heveas	37,263
63	Tessi	7,052
13,085	Total	659,480
856	Trigano (1)	10,845
1,911	Valeo	110,986
200	Vinci	9,629
		4,834,124
	Gabon — 0.1%
108	Total Gabon (1)	66,136

	Germany — 3.6%
244	Allianz	36,006
3,544	Aurubis	222,676
2,313	Axel Springer	97,475
6,675	Balda	37,905
3,392	BASF	316,806
147	Bijou Brigitte	14,703
2,904	Borussia Dortmund GmbH & KGaA	12,537
860	Cewe Color Holding	37,488
2,906	Commerzbank (1)	39,093
3,452	Continental	409,878
1,582	CropEnergies	12,188
418	Delticom	20,533
1,507	Deutsche Bank	69,284
1,151	Deutsche Lufthansa	23,010
4,556	Drillisch	92,040
27,294	E.ON	494,601
429	Elmos Semiconductor	4,463
5,786	Freenet	144,092
1,030	Generali Deutschland Holding	137,681
2,984	Hannover Rueckversicherung	251,978
386	Indus Holding	12,693
5,658	K+S	250,140
1,035	Kloeckner	12,475

The accompanying notes are an integral part of the financial statements.

Shares		Value $

719	Koenig & Bauer	17,338
1,792	Leoni	80,794
829	Muenchener Rueckversicherungs	165,783
2,368	NORMA Group	83,530
3,305	Prime Office REIT	13,885
3,124	Rheinmetall	147,966
4,144	RWE	149,179
640	Salzgitter	25,049
507	Siemens	52,948
1,652	SMA Solar Technology	40,901
7,052	Suedzucker	284,279
1,261	Takkt	21,041
296	Tipp24	17,187
1,796	Wacker Neuson	26,372
		3,875,997
	Greece — 0.2%
1,331	Eurobank Properties REIT (1)	11,008
8,100	JUMBO	76,271
4,412	Metka	66,994
7,295	OPAP	71,957
		226,230
	Hong Kong — 5.6%
54,000	Agile Property Holdings	69,865
116,000	Allied Properties HK	18,237
32,000	AMVIG Holdings	12,371
221,016	Asian Citrus Holdings	96,987
378,000	AVIC International Holding HK (1)	16,074
58,500	Billion Industrial Holdings	38,823
30,500	BOC Hong Kong Holdings	104,940
216,000	Bosideng International Holdings	56,782
138,000	BYD Electronic International	73,089
46,000	C C Land Holdings	15,471
38,000	Centron Telecom International Holdings	3,918
216,000	Century City International Holdings	15,866
53,000	Champion REIT	27,865
199,774	Champion Technology Holdings	3,038
69,000	Chaowei Power Holdings	32,454
8,000	Cheung Kong Holdings	120,410
122,000	China Aerospace International Holdings	13,049
234,000	China BlueChemical	142,629
129,000	China Green Holdings	17,953
36,000	China Lilang	22,128
580,000	China LotSynergy Holdings	9,716
10,000	China Merchants China Direct Investments	15,412
46,500	China Mobile	509,033
34,000	China Properties Group (1)	8,456
116,000	China Rare Earth Holdings	18,087
92,000	China Sanjiang Fine Chemicals	44,695
368,000	China South City Holdings	62,597
16,000	China Ting Group Holdings	1,031
432,000	China Tontine Wines Group	25,329
168,000	China Travel International Investment HK	34,206
21,000	City Telecom HK	6,359
81,000	CNOOC	151,141
310,000	Coastal Greenland	18,975
810,000	CSI Properties	38,099
1,280,000	CST Mining Group (1)	16,660
70,400	Dah Sing Banking Group	103,602
16,800	Dah Sing Financial Holdings	88,220
79,000	Dan Form Holdings	9,468
370	Digitalhongkong.com (1)	34
61,000	Dongyue Group	34,115
113,000	Dorsett Hospitality International	31,162
546,000	Enerchina Holdings (1)	9,850
9,500	Fairwood	20,273
79,000	Far East Consortium International	25,349
160,000	First Pacific	221,439
288,000	Fushan International Energy Group	112,451
48,000	Giordano International	47,999
23,000	Goldlion Holdings	12,122
20,279	Great Eagle Holdings	85,975
362,000	Hanergy Solar Group (1)	26,123
15,000	Henderson Land Development	108,632
28,000	HKR International	14,000
11,000	Hongkong & Shanghai Hotels	17,889
20,000	Hongkong Land Holdings	145,200
22,000	Hopewell Holdings	85,050
247,200	Hua Han Bio-Pharmaceutical Holdings	79,956
164,000	Hutchison Telecommunications Hong Kong Holdings	87,493
25,000	Hysan Development	123,870
132,000	K Wah International Holdings	72,122
30,500	Kerry Properties	137,955
5,000	Kingboard Chemical Holdings	13,595
17,000	Kowloon Development	22,520
824,000	Lai Fung Holdings	20,387
501,000	Lai Sun Development (1)	15,043
51,000	Lai Sun Garment International (1)	10,055
28,000	Lee & Man Chemical	12,989
339,000	Loudong General Nice Resources China Holdings	23,153
20,000	Luen Thai Holdings	8,917
226,000	MIE Holdings	52,130
64,000	Minmetals Land	9,155
54,000	Minth Group	96,586
74,000	New World China Land	32,517

The accompanying notes are an integral part of the financial statements.

Shares		Value $

49,602	New World Development	86,546
28,000	Norstar Founders Group (1) (2) (3)	—
125,000	Peak Sport Products	22,390
38,000	Pico Far East Holdings	13,809
52,000	Ports Design	40,675
167,000	Real Nutriceutical Group	44,332
51,000	Regal REIT	16,824
155,000	Regent Manner International	28,962
475,000	REXLot Holdings	39,175
21,000	Road King Infrastructure	19,890
45,000	Royale Furniture Holdings	3,653
89,000	Samson Holding	16,401
42,000	Sateri Holdings	9,850
10,000	Shandong Luoxin Pharmacy Stock	12,422
184,000	Shenzhen High-Tech Holdings	9,129
118,000	Silver Grant International	19,007
216,000	Sinolink Worldwide Holdings (1)	16,979
176,000	Sinoref Holdings	8,845
51,000	SITC International Holdings	18,730
61,500	SmarTone Telecommunications Holdings	109,525
8,000	SOCAM Development	11,526
20,000	Soundwill Holdings	48,865
64,000	Sun Hung Kai	44,783
10,000	Sun Hung Kai Properties	144,585
227,000	SUNeVision Holdings	58,797
46,000	Sunlight REIT	20,154
9,000	Swire Pacific Class A	114,412
41,000	TAI Cheung Holdings	32,757
76,000	TCC International Holdings	21,644
14,000	Television Broadcasts	105,449
234,000	Tianjin Port Development Holdings	33,471
90,000	Tianneng Power International	56,945
120,000	Tibet 5100 Water Resources Holdings	42,834
7,200	Transport International Holdings	16,237
8,000	Vanke Property Overseas	13,299
6,900	VTech Holdings	88,027
31,000	Wharf Holdings	276,638
44,000	Wheelock	244,944
89,500	XTEP International Holdings	37,483
140,000	Yanchang Petroleum International (1)	8,118
4,000	YGM Trading	11,495
49,500	Yue Yuen Industrial Holdings	171,269
26,000	Yuexiu Transport Infrastructure	13,301
		6,033,318
	Hungary — 0.1%
771	EGIS Pharmaceuticals	60,913

	Indonesia — 0.4%
78,000	Aneka Tambang	11,071
21,000	Indo Tambangraya Megah	79,378
70,500	Medco Energi Internasional	13,850
411,000	Perusahaan Perkebunan London Sumatra Indonesia	64,255
48,500	Resource Alam Indonesia	10,476
221,000	Telekomunikasi Indonesia	265,950
		444,980
	Ireland — 0.2%
11,750	Aer Lingus Group (1)	21,385
222,833	Bank of Ireland (1)	49,595
675	DCC	24,704
3,357	FBD Holdings	54,533
3,548	Irish Bank Resolution (1) (2) (3)	—
3,179	Origin Enterprises	19,886
17,066	Total Produce	15,688
		185,791
	Israel — 2.2%
58,579	Bank Hapoalim (1)	272,062
61,622	Bank Leumi Le-Israel (1)	218,642
186,671	Bezeq Israeli Telecommunication	270,764
262	Delek Group	68,917
1,023	Delta-Galil Industries	14,910
3,993	First International Bank of Israel (1)	58,130
28,117	Israel Chemicals	334,424
70,794	Israel Discount Bank Class A (1)	118,740
2,524	Ituran Location and Control	40,595
5,151	Mizrahi Tefahot Bank (1)	52,645
3,396	Nitsba Holdings (1995) (1)	39,492
1,536	Partner Communications	10,591
2,777	Strauss Group	40,861
20,456	Teva Pharmaceutical Industries	800,551
3,827	Union Bank of Israel (1)	14,497
		2,355,821
	Italy — 2.9%
13,024	Atlantia	232,752
7,307	Autostrada Torino-Milano (1)	87,088
97,650	Banca Monte dei Paschi di Siena	27,508
2,606	Banca Piccolo Credito Valtellinese	3,260
6,013	Banca Popolare dell’Emilia Romagna	50,918
111,461	Banca Popolare di Milano (1)	74,422
16,467	Banco Popolare	23,746
62,831	Beni Stabili REIT	44,269
444	Beni Stabili SPA REIT	304
1,315	Brembo	21,526
4,453	Cairo Communication	17,312
8,049	Credito Emiliano	46,005
3,084	Danieli & C Officine Meccaniche	78,630

The accompanying notes are an integral part of the financial statements.

Shares		Value $

111,262	Enel	430,202
27,055	ENI	647,043
916	Industria Macchine Automatiche	21,810
85,607	Intesa Sanpaolo	155,243
2,554	Italcementi	15,842
7,207	Lottomatica Group	183,751
25,335	Mediobanca	161,019
21,549	Recordati	222,207
14,659	Retelit (1)	9,749
15,845	Saras	21,097
2,593	Societa Cattolica di Assicurazioni	50,915
17,308	Societa Iniziative Autostradali e Servizi	156,593
11,467	Terna Rete Elettrica Nazionale	53,671
34,706	UniCredit	180,996
7,524	Unione di Banche Italiane	31,411
5,149	Unipol Gruppo Finanziario	17,631
1,796	Vittoria Assicurazioni	15,374
1,947	Zignago Vetro	12,246
		3,094,540
	Japan — 20.0%
2,000	77 Bank	11,879
4,600	ADEKA	41,336
1,100	Aeon Delight	22,782
5,100	Aica Kogyo	102,748
200	Aichi Bank	11,427
500	Ain Pharmaciez	24,440
2,100	Airport Facilities	15,639
2,900	Aisan Industry	27,815
4,600	Aisin Seiki	165,861
2,500	Alfresa Holdings	148,484
2,600	Alinco	25,764
1,800	Alpen	37,575
2,300	Alpine Electronics	23,428
900	Amuse	21,419
11,000	ANA Holdings	23,922
1,000	Anest Iwata	4,380
700	AOKI Holdings	21,578
1,700	Aoyama Trading	50,799
16,000	Aozora Bank	50,059
1,100	Arc Land Sakamoto	23,515
1,800	Arcs	35,673
3,700	Arnest One	84,677
1,100	Artnature	20,649
500	As One	11,807
3,300	Asahi Broadcasting	30,331
4,000	Asahi Diamond Industrial	41,894
9,000	Asahi Glass	70,534
3,000	Asahi Holdings	60,686
6	Asax	13,448
1,900	Avex Group Holdings	54,241
2,100	Azbil	45,281
23,000	Bank of Yokohama	139,673
400	Belc	6,930
36	Best Bridal	60,969
2,800	BML	72,064
300	C Uyemura	12,248
1,100	CAC	11,408
8,000	Calsonic Kansei	37,996
6,200	Canon	222,280
2,400	Canon Electronics	48,820
2,700	Canon Marketing Japan	39,329
2,000	Capcom	32,928
500	Central Japan Railway	60,266
500	Century Tokyo Leasing	14,741
1,300	Charle	7,948
5,000	Chiba Bank	38,775
1,300	Chiyoda	37,512
900	Chiyoda Integre	13,165
700	Chofu Seisakusho	16,207
2,100	Chori	23,674
1,800	Chudenko	18,280
5,000	Chugoku Marine Paints	25,183
3,500	CKD	25,527
2,200	Cleanup	16,677
1,900	Coca-Cola Central Japan	28,651
1,800	Cocokara fine	67,949
4,000	COMSYS Holdings	52,931
3,100	Corona	34,884
1,000	Create SD Holdings	44,366
20	CyberAgent	39,124
3,800	DA Consortium	16,567
6,000	Dai Nippon Printing	58,655
2,300	Daibiru	32,040
7,000	Daihatsu Diesel Manufacturing	36,477
15,000	Daihatsu Motor	297,276
5,000	Daiichi Jitsugyo	25,183
2,000	Dai-Ichi Kogyo Seiyaku	5,150
3,800	Daiichikosho	113,004
1,000	Daikoku Denki	26,578
1,800	Dainichi	15,085
8,000	Daishi Bank	31,595
11,000	Daiwa Industries	68,944
1,900	Dena	54,163
6,000	Denki Kogyo	27,820
1,500	Denyo	21,696
3,800	Doshisha	59,874
2,400	Doutor Nichires Holdings	34,221
26	Dr Ci:Labo	78,972
1,100	DTS	18,426
3,700	Duskin	75,074

The accompanying notes are an integral part of the financial statements.

Shares		Value $

400	Dydo Drinco	17,890
1,000	Eagle Industry	9,786
3,000	Eighteenth Bank	7,724
1,000	Eizo	17,295
2,400	Elecom	33,408
700	Elematec	9,414
2,000	ESPEC	16,597
2,700	Exedy	67,580
12	F T Communications	27,389
4,100	FamilyMart	187,367
2,500	FCC	63,317
1,600	Fields	32,415
2,300	First Juken	41,642
1,700	FJ Next	21,362
700	F-Tech	10,864
600	Fuji	3,976
2,400	Fuji Kosan	16,766
3,900	Fuji Machine Manufacturing	33,885
63	Fuji Media Holdings	136,683
2,000	Fuji Seal International	56,275
3,900	FUJIFILM Holdings	79,932
1,000	Fujikura Kasei	4,134
16	Fujishoji	21,911
1,100	FuKoKu	10,336
800	Fukuda Denshi	31,102
3,000	Fukui Bank	6,278
900	Fukushima Industries	24,391
900	Futaba	12,528
1,200	Fuyo General Lease	54,531
2,400	Gendai Agency	14,747
32	Geo	38,209
4,300	Gree	55,093
1,900	G-Tekt	59,835
6,000	Gunma Bank	38,098
700	Gurunavi	10,362
26,000	Hachijuni Bank	176,561
1,000	Hakuto	10,217
1,400	Happinet	11,187
1,300	Hard Off	8,761
8,000	Heiwa	165,687
18	Heiwa Real Estate REIT	14,808
700	Heiwado	12,609
1,900	Hiday Hidaka	38,532
3,000	Higashi-Nippon Bank	7,601
23,000	Higo Bank	155,716
2,800	HI-LEX	60,030
1,600	Hirano Tecseed	15,034
1,200	HIS	51,700
2,000	Hisaka Works	18,587
12,100	Hitachi Chemical	189,286
2,400	Hitachi Transport System	38,110
2,000	Hokkoku Bank	8,473
1,150	Honeys	14,876
2,000	Hosokawa Micron	17,890
6,200	Hoya	123,892
4,000	Hyakugo Bank	19,983
1,800	Ibiden	31,482
1,800	Ichinen Holdings	13,257
1,900	Ichirokudo	15,962
200	Idemitsu Kosan	16,885
1,800	Imasen Electric Industrial	20,883
2,500	Inaba Denki Sangyo	73,652
800	Inaba Seisakusho	11,555
1,700	Ines	12,765
9	Infocom	16,009
1,300	Information Services International-Dentsu	15,336
1,100	Innotech	4,829
67	Inpex	323,024
500	Iriso Electronics	11,248
8,000	Ishihara Sangyo Kaisha (1)	7,058
25,000	Isuzu Motors	166,436
2,700	IT Holdings	40,548
2,000	ITC Networks	18,095
22,000	ITOCHU	271,939
1,600	Itochu Enex	8,814
300	Itochu-Shokuhin	11,140
14,000	Iwatsu Electric	16,228
12,000	Iyo Bank	125,558
4,000	Japan Aviation Electronics Industry	34,467
2,000	Japan Digital Laboratory	24,578
2,500	Japan Petroleum Exploration	98,861
1,900	J-COM Holdings	17,366
1,400	JFE Holdings	30,273
7,000	JGC	207,160
1,000	Jidosha Buhin Kogyo	5,129
4,300	JTEKT	43,712
11,000	Juroku Bank	46,715
5,300	JVC Kenwood	13,701
25,000	Kagoshima Bank	182,849
2,000	Kamei	20,229
17,000	Kamigumi	159,040
12,000	Kandenko	54,408
13,000	Kaneka	78,145
2,500	Kanematsu Electronics	31,030
6,000	Kanto Natural Gas Development	40,437
4,000	Kasai Kogyo	19,777
2,200	Kato Sangyo	46,647
3,500	KDDI	168,026
3,100	Keihin	50,625
9,000	Keiyo Bank	55,301
1,200	Kenko Mayonnaise	11,103

The accompanying notes are an integral part of the financial statements.

Shares		Value $

12,000	Kinden	87,398
17,000	Kinki Sharyo	54,583
2,000	Kintetsu World Express	71,908
2,000	Koatsu Gas Kogyo	10,915
600	Kohnan Shoji	7,367
8,000	Koito Manufacturing	154,444
700	Komatsu Wall Industry	16,867
2,300	Konaka	31,827
6,500	Konica Minolta Holdings	45,940
3,700	Konishi	68,622
700	K’s Holdings	24,629
6,200	Kurita Water Industries	127,135
4,100	Kuroda Electric	54,339
5,000	KYB	27,235
1,800	Kyoei Steel	34,344
2,500	Kyokuto Securities	46,828
3,000	KYORIN Holdings	80,135
8,000	Kyowa Exeo	94,291
400	Lasertec	9,762
1,200	LEC	15,867
4,900	Lintec	89,118
10,000	Lonseal (1)	15,387
1,400	Macnica	28,579
8,000	Maeda Road Construction	120,716
18,000	Mamiya-Op	48,007
1,500	Mars Engineering	33,482
1,000	Marubeni	7,150
2,000	Marudai Food	6,627
900	Maruka Machinery	11,983
2,300	Matsuda Sangyo	33,290
3,900	Matsumotokiyoshi Holdings	111,457
3,100	MCJ	5,629
1,100	Medical System Network	5,597
10,900	Medipal Holdings	170,961
1,400	Megane TOP	20,149
2,900	Meiko Network Japan	40,220
9,000	Meisei Industrial	40,991
1,200	Meitec	30,860
200	Melco Holdings	3,295
4	MID REIT	10,660
700	Ministop	12,071
4,300	Miraca Holdings	214,371
600	Miraial	12,408
2,500	Miroku Jyoho Service	9,027
400	Mitani	7,119
1,000	Mitsuba	11,858
1,500	Mitsubishi	26,896
2,500	Mitsubishi Chemical Holdings	12,156
600	Mitsubishi Pencil	12,697
800	Mitsubishi Shokuhin	23,561
10,000	Mitsubishi Steel Manufacturing	21,439
29,600	Mitsubishi UFJ Financial Group	201,311
1,000	Mitsuboshi Belting	5,365
7,000	Mitsui	96,076
3,000	Mitsui Chemicals	6,924
5,000	Mitsui Engineering & Shipbuilding	9,232
44	Mitsui Knowledge Industry	7,429
4,000	Morita Holdings	33,810
9,800	Moshi Moshi Hotline	144,962
800	MTI	6,680
2,600	NAC	46,060
700	Nafco	14,857
6,000	Nagase	76,689
700	Nagawa	11,525
2,000	Nakayo Telecommunications	6,155
5,800	Namco Bandai Holdings	105,606
1,000	Namura Shipbuilding	5,406
1,100	NEC Fielding	14,511
600	NEC Mobiling	34,282
800	NEC Networks & System Integration	17,529
5,300	NET One Systems	46,375
1,300	Neturen	10,375
2,300	Nichiha	36,806
4,000	Nichireki	29,174
28	NIFTY	43,945
4,000	Nihon Parkerizing	81,284
6,000	Nippo	89,737
8,000	Nippon Denko	27,902
2,000	Nippon Densetsu Kogyo	22,424
6,000	Nippon Electric Glass	30,528
4,000	Nippon Konpo Unyu Soko	61,712
16,000	Nippon Paint	189,568
7,000	Nippon Pillar Packing	57,301
3,000	Nippon Piston Ring	5,786
3,000	Nippon Seiki	39,545
2,000	Nippon Seisen	8,329
5,000	Nippon Shokubai	49,033
2,000	Nippon Steel Trading	6,052
3,000	Nippon Synthetic Chemical Industry	28,774
8,100	Nippon Telegraph & Telephone	400,908
5,800	Nippon Television Holdings	102,393
23,000	Nishi-Nippon City Bank	76,678
15,000	Nissan Chemical Industries	194,338
900	Nisshin Fudosan	8,364
3,000	Nissin Kogyo	66,256
200	Nissin Sugar	4,717
1,650	Nitori Holdings	124,235
1,700	Nitta	38,051
8,000	Nittetsu Mining	38,652
3,100	Nittoc Construction	12,243
2,400	Nittoku Engineering	23,733
4,900	NOK	70,521

The accompanying notes are an integral part of the financial statements.

Shares		Value $

15,300	Nomura Holdings	124,459
2	Nomura Real Estate Office Fund REIT	12,761
3,000	Noritake	8,094
1,400	NSD	15,898
3,000	NTN	7,632
340	NTT DoCoMo	561,522
7	Nuflare Technology	54,429
500	Obara Group	12,058
250	Obic	65,882
4,000	Ogaki Kyoritsu Bank	14,854
1,300	Ohara	8,881
2,100	Oiles	42,200
3,000	Oita Bank	11,694
500	Okinawa Cellular Telephone	14,079
8,000	OKK	15,838
9,500	ORIX	145,787
600	Osaka Steel	10,986
8,400	Otsuka Holdings	302,447
1,200	Otsuka Kagu	13,344
1,800	Oyo	29,488
6,000	Pacific Metals	30,097
800	Pal	26,630
6,000	PanaHome	47,207
1,900	Piolax	53,442
12	PLANEX HOLDING	7,410
1,800	Plant	18,834
1	Premier Investment REIT	4,631
2,000	Press Kogyo	10,217
1,400	Pressance	59,240
800	Proto	13,245
6,000	Regal	25,727
10,000	Rengo	48,315
7,200	Renown (1)	11,300
10,000	Rhythm Watch	17,336
1,200	Ricoh Leasing	36,867
1,800	Right On	17,874
11,000	Riken	44,345
1,500	Riken Keiki	10,371
1,100	Riso Kagaku	21,044
1,100	Rohm	38,760
1,000	Ryoden Trading	6,452
700	Ryosan	12,674
1,500	S Foods	15,110
2,500	Saizeriya	35,390
1,400	San-A	68,287
2,000	San-Ai Oil	9,191
16,000	San-In Godo Bank	136,226
5,000	Sanki Engineering	28,415
3,000	Sankyo Frontier	23,942
9,000	Sankyu	40,160
1,900	Sanoh Industrial	13,624
2,000	Sanyo Denki	15,182
800	Sanyo Housing Nagoya	11,251
16,000	Sasebo Heavy Industries	20,680
900	SBS Holdings	12,362
2,100	SCSK	46,810
7,000	Seino Holdings	61,107
4,000	Sekisui House	59,948
2	Sekisui House SI Investment REIT	10,207
6,000	Sekisui Jushi	83,213
4,000	Shiga Bank	28,148
3,000	Shikoku Chemicals	22,034
1,700	Shimachu	44,869
2,000	Shinagawa Refractories	4,411
9,800	Shin-Etsu Polymer	36,291
3,600	Shinko Plantech	27,143
1,100	Shinko Shoji	10,686
5,000	Shinmaywa Industries	40,622
4,000	Shinsho	7,960
4,000	Shiroki	8,945
2,000	Shizuoka Bank	24,455
2,600	Showa	37,686
25	Simplex Holdings	9,707
3,000	Sinanen	12,279
4,600	Sinko Industries	43,742
65	SKY Perfect JSAT Holdings	32,672
10,700	Skymark Airlines	39,514
1,300	SNT	5,681
1,000	Softbank Technology	14,023
68	Softbrain (1)	12,521
1,200	Sogo Medical	52,870
4,800	Sohgo Security Services	76,615
5,600	Sojitz	8,789
15,900	Sony Financial Holdings	224,265
1,100	SRA Holdings	12,525
2,000	SRI Sports	24,824
1,100	St. Marc Holdings	53,937
5,500	Stanley Electric	105,391
2,100	Star Micronics	24,385
2,100	Step	17,298
3,500	Studio Alice	53,747
5,000	Sumiken Mitsui Road	12,976
5,200	Sumitomo Densetsu	79,746
7,600	Sumitomo Forestry	90,434
22,000	Sumitomo Heavy Industries	97,492
7,000	Sumitomo Metal Mining	97,441
2,600	Sumitomo Mitsui Financial Group	122,819
1,300	Sumitomo Pipe & Tube	12,695
3,000	Sumitomo Precision Products	12,956
3,100	Sumitomo Rubber Industries	57,144
1,700	Sun	16,043

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,400	Systena	12,236
6,000	T RAD	17,110
3,100	Tachi-S	57,176
15	Tact Home	30,789
7,000	Taihei Dengyo Kaisha	42,581
14,000	Taihei Kogyo	49,546
1,600	Taiho Kogyo	20,532
2,300	Taikisha	52,023
800	Takamatsu Construction Group	12,154
3,500	Taka-Q	16,120
5,000	Takara Standard	39,237
4,000	Takasago Thermal Engineering	31,513
1,700	Takata	32,593
7,000	Takisawa Machine Tool	13,428
1,000	TBK	6,001
3,100	Tecmo Koei Holdings	27,952
10,000	Teijin	24,004
1,700	Teikoku Electric Manufacturing	32,279
4,000	Teikoku Sen-I	38,037
1,300	Tenma	16,883
1,800	T-Gaia	19,425
1,100	TKC	19,453
4,000	Toa	32,497
8,000	TOA ROAD	43,658
21,000	Toagosei	90,475
3,600	Tocalo	52,623
2,000	Toei	14,833
400	Toei Animation	9,749
4,800	Toho Holdings	109,851
1,800	Tokai	54,950
2,200	Tokai Rika	44,503
3,900	Tokai Rubber Industries	43,727
310	Token	19,938
5,000	Tokuyama	13,438
2,000	Tokyo Energy & Systems	9,766
1,300	Tokyo Ohka Kogyo	28,138
5,000	Tokyo Tekko	19,695
300	Tokyu Community	15,572
2	Tokyu REIT	12,720
500	Tomen Electronics	6,468
2,500	Tomoe Engineering	51,418
2,200	TOMONY Holdings	9,027
4,900	Toppan Forms	45,891
6,000	Toppan Printing	45,669
3,900	Topre	36,246
1,000	Toridoll.corp	13,448
3,000	Toshiba Machine	18,311
8,000	Toshiba Plant Systems & Services	108,160
4,000	Tosoh	13,171
2,000	Totetsu Kogyo	33,400
700	Touei Housing	14,792
1,300	Toyo	18,656
17,000	Toyo Ink SC Holdings	79,171
7,000	Toyo Kohan	23,050
5,900	Toyo Seikan Group Holdings	80,737
4,900	Toyoda Gosei	126,967
3,500	Toyota Boshoku	50,228
1,100	Trancom	31,707
1,600	Transcosmos	22,321
2,400	Trusco Nakayama	49,509
2,100	TS Tech	63,742
6,000	Tsubakimoto Chain	32,066
2,600	TV Asahi	54,222
800	Tv Tokyo Holdings	10,997
4,000	Uniden	9,560
2,900	Unipres	64,524
2,800	Universal Entertainment	70,226
4,000	Ushio	40,704
3,100	Utoc	10,812
1,100	Valor	20,785
8	Village Vanguard	16,889
1,300	Vital KSK Holdings	11,735
1,300	VT Holdings	15,989
7,000	Wakita	87,388
600	Warabeya Nichiyo	10,192
5,000	Watanabe Sato	22,260
8	Wowow	23,175
2,200	Xebio	51,770
200	Yachiyo Bank	7,458
2,000	Yamanashi Chuo Bank	9,273
1,700	Yamato Kogyo	56,065
2,300	Yamazen	14,628
600	Yaoko	26,096
1,000	Yellow Hat	20,024
8,000	Yodogawa Steel Works	30,200
800	Yonkyu	8,863
2,600	Yorozu	43,340
3,700	Yusen Air & Sea Service	38,865
6	Zappallas	5,884
3,000	Zojirushi	10,125
		21,345,311
	Kazakhstan — 0.2%
14,647	KazMunaiGas Exploration Production JSC GDR	262,914

	Liechtenstein — 0.0%
183	Verwaltungs- und Privat-Bank	14,663

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Luxembourg — 0.2%
6,515	Oriflame Cosmetics	235,929

	Malaysia — 0.5%
19,400	APM Automotive Holdings	32,519
6,644	Berjaya Sports Toto	9,172
43,200	BIMB Holdings	49,838
22,200	Coastal Contracts	14,593
61,900	Faber Group	30,721
23,000	HAP Seng Consolidated	12,851
74,400	Hap Seng Plantations Holdings	66,269
175,500	JCY International	28,553
80,000	Kulim Malaysia	94,133
36,400	Kumpulan Fima	23,090
13,700	Mah Sing Group	10,222
55,600	Mudajaya Group	44,590
28,500	Padini Holdings	16,767
43,900	POS Malaysia	62,766
16,800	TDM	24,241
		520,325
	Malta — 0.0%
22,416	BGP Holdings (1) (2) (3)	—

	Mexico — 0.1%
49,300	Consorcio (1)	16,241
1,400	Desarrolladora Homex ADR (1)	6,832
30,628	Grupo Mexico	109,952
50,800	Urbi Desarrollos Urbanos (1)	7,531
		140,556
	Netherlands — 3.4%
699	Accell Group	12,768
25,703	Aegon	169,620
787	Amsterdam Commodities	17,454
788	APERAM	9,675
3,564	ArcelorMittal	43,613
1,333	BE Semiconductor Industries	12,464
663	Beter Bed Holding	12,442
1,299	BinckBank	9,955
5,062	ING Groep (1)	41,545
31,596	Koninklijke Ahold	498,492
1,686	Koninklijke Boskalis Westminster	70,219
26,161	Koninklijke KPN	54,539
12,507	Koninklijke Philips Electronics	345,399
7,000	LyondellBasell Industries	424,900
400	Nieuwe Steen Investments Funds REIT	2,986
3,599	Nutreco Holding	341,590
20,917	PostNL	47,600
17,827	Royal Dutch Shell	606,535
18,810	Royal Dutch Shell Class A	640,470
6,829	Royal Imtech	75,905
7,405	SBM Offshore	119,170
1,155	Sligro Food Group	38,027
2,906	SNS Reaal (1) (2) (3)	—
898	Wereldhave REIT	65,139
		3,660,507
	New Zealand — 0.2%
60,794	Air New Zealand	78,164
11,592	New Zealand Oil & Gas	8,148
7,005	Nuplex Industries	19,995
38,491	PGG Wrightson	12,537
4,703	Restaurant Brands New Zealand	11,932
7,308	Skellerup Holdings	9,271
18,047	Sky Network Television	88,482
8,554	Vector	20,383
5,738	Warehouse Group	19,427
		268,339
	Norway — 2.2%
4,245	Atea	45,457
1,826	Austevoll Seafood	12,064
370	Bonheur	8,245
4,517	DnB NOR	73,828
2,547	DOF (1)	10,910
630	Ekornes	10,106
530	Farstad Shipping	11,213
6,293	Fred Olsen Energy	273,917
8,381	Kongsberg Gruppen	158,420
6,764	Kvaerner	11,390
413	Leroy Seafood Group	12,892
9,215	SpareBank 1 SMN	78,303
7,783	SpareBank 1 SR Bank	69,509
262	Sparebanken More	8,951
26,395	Statoil	644,026
12,805	Storebrand	58,179
11,006	Telenor	247,356
6,812	TGS Nopec Geophysical	243,939
3,197	Wilh Wilhelmsen	25,891
8,256	Yara International	386,564
		2,391,160
	Philippines — 0.1%
26,460	First Philippine Holdings	68,786

	Poland — 1.2%
4,125	Asseco Poland	55,951
458	Budimex	11,190
10,696	Enea	44,005
842	Grupa Lotos (1)	10,118
4,037	Jastrzebska Spolka Weglowa	106,679

The accompanying notes are an integral part of the financial statements.

Shares		Value $

5,456	KGHM Polska Miedz	255,546
62,920	PGE	326,761
1,733	Powszechny Zaklad Ubezpieczen	238,847
65,724	Synthos	97,967
113,609	Tauron Polska Energia	151,366
		1,298,430
	Portugal — 0.3%
21,110	Banco Comercial Portugues (1)	2,919
75,048	Banco Espirito Santo (1)	85,887
21,820	Portucel (1)	79,225
2,407	Portugal Telecom	12,556
2,067	Semapa-Sociedade de Investimento e Gestao	19,545
36,212	Sonaecom - SGPS (1)	84,792
		284,924
	Russia — 1.2%
9,352	Alliance Oil (NASDAQ) (1)	74,457
26,946	Gazprom ADR	214,221
2,505	Gazprom Neft OAO ADR	51,102
5,764	Globaltrans Investment GDR	81,849
3,326	LUKOIL ADR	211,700
8,956	Rostelecom ADR	201,958
3,074	Severstal GDR	25,991
24,930	Surgutneftegas OAO ADR	213,650
4,100	Tatneft OAO ADR	154,939
		1,229,867
	Singapore — 1.6%
43,000	Ascott Residence Trust	49,050
56,000	Ausgroup	23,869
47,000	Boustead Singapore	51,896
21,000	CapitaCommercial Trust REIT	29,155
27,000	CapitaRetail China Trust	36,937
38,000	CDL Hospitality Trusts	61,703
33,000	CH Offshore	12,458
85,000	China Minzhong Food (1)	69,010
163,000	ComfortDelGro	262,690
33,000	Far East Orchard	59,747
16,000	Fortune REIT	14,845
40,000	Frasers Commercial Trust REIT	50,662
2,000	Haw Par	12,601
59,000	Ho Bee Investment	102,988
64,000	Hong Fok	35,074
9,000	Hong Leong Asia	11,874
5,000	Hong Leong Finance	11,285
89,000	Indofood Agri Resources	76,955
1,452,000	Ipco International (1)	31,829
4,000	Jardine Cycle & Carriage	158,155
18,000	Jurong Technologies Industrial (1) (2) (3)	—
3,000	Keppel REIT	3,678
30,800	M1	84,521
114,000	Mapletree Logistics Trust REIT	121,247
19,000	Metro Holdings	14,192
44,000	Pan-United	33,222
20,000	SembCorp Industries	81,026
4,000	Singapore Land	28,741
16,000	UMS Holdings	6,170
10,000	UOL Group	57,887
1,000	Venture	6,755
35,000	Wheelock Properties Singapore	55,695
1,984	XP Power	36,982
		1,692,899
	South Africa — 1.4%
2,117	ABSA Group	34,843
46,788	African Bank Investments	148,547
989	Astral Foods	10,415
14,989	Gold Fields	106,686
1,245	Kumba Iron Ore	65,664
2,794	Lewis Group	18,370
17,645	MTN Group	318,115
1,080	Palabora Mining (1)	12,818
3,283	Raubex Group	6,816
12,619	Reunert	109,674
6,588	Sasol	284,730
14,989	Sibanye Gold (1)	14,198
24,202	Vodacom Group	283,757
3,806	Wilson Bayly Holmes-Ovcon	65,529
		1,480,162
	South Korea — 2.3%
311	Asia Cement	20,106
1,018	AtlasBX	36,050
940	Bookook Steel	1,861
2,330	Capro	21,580
10,720	Choil Aluminum	11,437
490	Daechang Forging	20,978
470	Daegu Department Store	5,847
1,301	Daelim Industrial	90,962
410	Daishin Securities	3,477
840	Daou Technology	15,293
1,830	DCM	19,940
6,100	Digital Power Communications	21,103
610	Dong Ah Tire & Rubber	10,081
240	Dongil Industries	13,293
5,260	Dongkook Industrial	19,821
2,098	Dongyang E&P	38,767
2,400	DRB Holding	17,608
1,110	Global & Yuasa Battery	54,830
41	Gwangju Shinsegae	9,754
410	Halla Engineering & Construction	2,196

The accompanying notes are an integral part of the financial statements.

Shares		Value $

4,720	Halla Visteon Climate Control	127,504
1,183	Hana Financial Group	37,811
1,490	Handsome	44,580
1,530	Hanil E-Wha	18,477
154	Hankook Shell Oil	52,578
2,930	Hansae Yes24 Holdings	22,348
10,710	Hanshin Machinery	13,858
490	Hanyang Securities	2,759
1,476	Humax Holdings	14,408
790	Husteel	18,435
286	Hyundai Home Shopping Network	39,473
1,183	INTOPS	34,642
1,870	Inzi Controls	11,343
6,566	Inzi Display	16,932
1,124	Jinro Distillers	19,545
4,250	KC Tech	20,569
5,490	Keyang Electric Machinery	12,512
2,315	Kia Motors	115,193
1,640	Kishin	11,228
970	Korea Electric Terminal	30,123
2,850	Korea United Pharm	42,570
4,021	KT&G	289,535
630	Kukdo Chemical	30,662
5,260	Kukje Pharma Industries	12,633
720	Kunsul Chemical Industrial	17,750
1,970	Kwang Dong Pharmaceutical	12,468
190	Kyeryong Construction Industrial	1,530
1,300	Kyung Nong	4,173
3,469	Kyungdong Pharm	52,289
5,710	Kyungnam Energy	34,738
485	MegaStudy	33,029
100	Mi Chang Oil Industrial	8,163
723	Neowiz Games	11,423
752	NEOWIZ HOLDINGS (1)	8,809
110	Pusan City Gas	2,857
2,890	S&T Dynamics	34,508
750	S&T Motiv	19,715
2,610	Saeron Automotive	18,201
271	Samchully	32,482
5,320	Samho Development	11,497
226	Samsung Electronics	311,922
1,660	Seah Besteel	45,445
462	SeAH Steel	47,194
520	Sebang	8,405
470	Sejong Industrial	5,335
695	Sindoh	48,593
237	SK Telecom	41,641
1,500	SK Telecom ADR	29,235
5,350	Tae Kyung Industrial	23,731
37	Taekwang Industrial	33,933
1,260	Taeyoung Engineering & Construction	6,956
990	Whanin Pharmaceutical	12,226
4,700	Yoosung Enterprise	16,985
1,540	Youlchon Chemical	17,619
531	Youngone Holdings	37,898
		2,465,452
	Spain — 2.7%
2,452	Abengoa	6,555
14,500	Banco Bilbao Vizcaya Argentaria	140,736
998	Banco Espanol de Credito (1)	4,594
39,195	Banco Popular Espanol	30,506
22,075	Banco Santander Central Hispano	159,633
3,522	CaixaBank (1)	13,038
825	Caja de Ahorros del Mediterraneo (1) (2) (3)	—
308	Construcciones y Auxiliar de Ferrocarriles	121,686
10,053	Duro Felguera	71,625
17,829	Enagas (1)	474,999
9,721	Ence Energia y Celulosa	25,604
1,491	Financiera Alba (1)	71,297
2,819	Gamesa Tecnologica	11,030
29,346	Gas Natural SDG	614,491
4,241	Grupo Catalana Occidente	96,065
5,580	Iberdrola	30,056
28,233	Mapfre (1)	103,550
4,682	Obrascon Huarte Lain	173,140
8,793	Red Electrica	467,714
5,948	Repsol	139,431
1,024	Tecnicas Reunidas (1)	49,587
6,418	Telefonica	94,157
		2,899,494
	Sweden — 2.7%
232	AddTech	7,929
2,987	Axfood	131,351
587	Bilia Class A	10,189
1,920	Boliden	30,395
3,200	Byggmax Group	18,417
2,232	Clas Ohlson	30,048
4,022	Concentric	40,958
1,000	D Carnegie (1) (2) (3)	—
1,883	Electrolux	53,314
4,428	HIQ International	24,801
4,202	Holmen Class B	117,287
10,604	Industrivarden Class C	197,975
6,925	Intrum Justitia	142,645
3,831	JM	86,302
9,452	Kinnevik Investment	246,908
2,418	Kungsleden	16,938

The accompanying notes are an integral part of the financial statements.

Shares		Value $

5,242	Loomis	102,113
4,742	Meda	56,631
4,126	Millicom International Cellular	337,411
1,726	Modern Times Group	73,822
533	NCC Class B	12,624
3,297	Nolato	55,959
3,074	Peab	17,208
5,093	Saab	111,745
1,432	Semcon	13,036
2,024	SKF Class B	47,094
8,111	Swedish Match	281,336
2,615	Tele2 Class B	44,827
69,294	TeliaSonera	476,747
1,362	Trelleborg Class B Shares	20,196
23,207	Vostok Nafta Investment	115,300
		2,921,506
	Switzerland — 2.8%
5	Bell	12,126
775	Bellevue Group	8,710
112	Bossard Holding	16,527
5	Conzzeta	9,384
160	Emmi	49,559
11,743	Ferrexpo	32,432
503	Helvetia Holding	210,846
2,212	Highlight Communications	12,261
1,465	Implenia	80,435
292	Komax Holding	31,373
10	Metall Zug	24,317
10,042	Novartis	745,752
737	Pargesa Holding	51,363
2,452	Roche Holding	612,868
2,283	Schweizerische National-Versicherungs-Gesellschaft	108,896
1,024	Swiss Life Holding	161,893
1,810	Swiss Re	143,955
322	Swisscom	151,615
48	Valora Holding	9,437
132	Vaudoise Assurances Holding	49,653
245	Walter Meier	14,743
918	Zehnder Group	40,578
1,383	Zurich Insurance Group	386,133
		2,964,856
	Taiwan — 2.0%
9,000	Ability Enterprise	8,234
7,000	ACES Electronic	7,768
3,000	Alcor Micro	3,588
10,000	AMPOC Far-East	9,488
22,000	Apex Medical	24,749
9,236	Asia Vital Components	4,444
2,000	Asustek Computer	23,279
7,000	Audix	6,416
11,000	AV Tech	34,664
23,000	Chenbro Micom	27,978
11,493	Chicony Electronics	33,725
35,000	Chin-Poon Industrial	45,600
111,394	Compal Electronics	72,094
7,000	Coretronic	5,562
20,000	Creative Sensor	9,860
9,000	CviLux	12,305
7,000	Cyberlink	22,984
10,000	Dynapack International Technology	34,732
29,000	Elite Material	29,676
31,000	Farglory Land Development	59,034
38,420	Feng TAY Enterprise	63,335
6,000	Flytech Technology	15,797
24,000	Formosan Rubber Group	19,314
24,069	FSP Technology	22,877
22,000	G Shank Enterprise	12,524
57,000	Getac Technology	27,330
48,000	Gigabyte Technology	45,703
3,000	Global Mixed Mode Technology	9,352
11,000	Grape King Industrial	39,509
12,000	Great China Metal Industry	14,170
12,000	Greatek Electronics	9,779
25,000	Hold-Key Electric Wire & Cable	10,165
6,000	Holiday Entertainment	8,793
6,000	HTC	61,195
35,000	Hung Poo Real Estate Development	39,077
5,000	Huxen	6,014
13,000	ICP Electronics	16,783
3,000	I-Sheng Electric Wire & Cable	4,574
13,000	Kung Long Batteries Industrial	28,720
31,000	Kwong Fong Industries (1)	18,697
42,180	Lite-On Technology	75,893
4,000	Lotes	10,762
8,000	Lumax International	19,030
6,000	Macroblock	20,432
11,000	Makalot Industrial	46,591
25,000	Micro-Star International	11,690
6,000	MIN AIK Technology	16,976
12,000	Phihong Technology	9,291
19,000	Portwell	19,733
68,000	Pou Chen	80,184
17,000	Powertech Industrial	10,513
10,000	Powertech Technology	17,891
19,000	Primax Electronics	18,542
18,000	Prime Oil Chemical Service	15,736
3,150	Promate Electronic	2,893
7,784	Radiant Opto-Electronics	31,651
3,841	Raydium Semiconductor	12,299
41,000	Shinkong Insurance	31,606

The accompanying notes are an integral part of the financial statements.

Shares		Value $

51,000	Sigurd Microelectronics	53,226
19,090	Silitech Technology	35,189
17,000	Simplo Technology	72,293
3,000	Sincere Navigation	2,801
5,000	Sinmag Equipment	20,415
4,000	Sirtec International	6,079
8,000	Sitronix Technology	11,358
3,060	Sporton International	7,725
21,000	Syncmold Enterprise	39,635
21,000	Taiwan Line Tek Electronic	21,810
4,000	Taiwan Navigation	3,083
30,000	Taiwan Semiconductor	15,756
35,000	Taiwan Sogo Shin Kong SEC	44,296
7,062	Taiwan Surface Mounting Technology	11,797
45,000	Teco Electric and Machinery	42,313
18,210	Test Research	30,050
10,000	Topco Scientific	18,975
18,000	Transcend Information	62,212
2,000	Tripod Technology	4,541
5,000	Tsann Kuen Enterprise	8,624
6,000	Ttet Union	10,877
19,765	TZE Shin International	9,979
23,000	Vanguard International Semiconductor	25,056
11,000	Ways Technical	28,700
11,634	Wistron	11,807
7,349	Wistron NeWeb	11,940
22,000	Yonyu Plastics	19,606
7,000	Zeng Hsing Industrial	32,970
24,000	Zinwell	20,046
		2,084,760
	Thailand — 0.4%
2,450	Banpu	28,465
13,300	Delta Electronics Thai	17,220
84,400	Delta Electronics Thai NVDR	109,274
2,100	Electricity Generating	10,983
12,400	Hana Microelectronics	10,478
32,000	Hana Microelectronics NVDR	27,039
27,700	Khon Kaen Sugar Industry	11,797
59,550	Lanna Resources	34,695
92,000	Property Perfect	5,579
6,100	PTT	67,755
5,500	PTT Exploration & Production	28,859
74,800	Thai Tap Water Supply	26,760
		378,904
	Turkey — 0.7%
4,817	Eczacibasi Yatirim Holding Ortakligi	18,809
19,435	EGE Seramik Sanayi ve Ticaret	27,969
14,518	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret	20,731
4,791	Ford Otomotiv Sanayi	66,543
22,963	Ipek Dogal Enerji Kaynaklari Ve Uretim (1)	64,813
28,877	Is Gayrimenkul Yatirim Ortakligi	25,289
38,165	Kardemir Karabuk Demir Celik Sanayi ve Ticaret	43,003
25,781	Koza Anadolu Metal Madencilik Isletmeleri (1)	64,138
2,311	Mardin Cimento Sanayii	7,451
10,784	Park Elektrik Uretim Madencilik Sanayi ve Ticaret	40,423
1,239	Pinar SUT Mamulleri Sanayii (1)	11,818
3,204	Tofas Turk Otomobil Fabrikasi	22,340
18,973	Turk Hava Yollari (1)	78,951
27,567	Turk Telekomunikasyon	130,704
2,147	Turk Traktor ve Ziraat Makineleri	81,137
		704,119
	United Kingdom — 15.2%
37,637	3i Infrastructure	77,464
69,051	Afren (1)	143,836
21,713	African Barrick Gold	59,024
5,152	Albemarle & Bond Holdings	10,724
21,158	AMEC	332,930
18,675	Amlin	123,113
8,460	Anglo American	205,662
776	Anglo American (South African Shares)	18,830
11,226	Anglo Pacific Group	37,797
3,707	Antofagasta	51,680
40,119	Ashmore Group	248,777
14,750	AstraZeneca	765,831
4,721	Atkins WS	66,074
20,953	Avocet Mining	5,045
59,819	BAE Systems	348,914
68,177	Barclays	302,935
15,207	Barratt Developments (1)	73,511
57,954	Beazley	202,101
4,800	Bellway	100,284
6,588	Berendsen	79,156
5,984	Berkeley Group Holdings	193,806
3,893	BHP Billiton	108,305
3,854	Bovis Homes Group	45,977
14,480	BP	104,905
7,337	British American Tobacco	406,414
21,152	British Sky Broadcasting Group	277,308
23,788	BT Group	102,059
8,143	Bumi (1) (2) (3)	32,799

The accompanying notes are an integral part of the financial statements.

Shares		Value $

21,666	Cable & Wireless Communications	14,229
18,458	Cairn Energy (1)	82,747
29,303	Carillion	122,079
21,976	Carphone Warehouse Group	80,221
115,165	Centrica	663,688
12,833	Chemring Group	54,041
12,027	Chesnara	44,697
3,387	Chime Communications	13,495
8,778	Close Brothers Group	141,671
55,370	Cobham	215,453
12,244	Costain Group	52,493
5,379	Cranswick	88,317
23,546	Dart Group	59,252
53,570	Debenhams	69,233
25,240	Drax Group	240,532
44,165	EnQuest (1)	88,430
54,525	Eurasian Natural Resources	232,407
19,263	Evraz	46,379
15,987	Fenner	87,314
18,210	Firstgroup	59,713
2,546	Galliford Try	38,975
867	Games Workshop Group	9,286
3,700	Gem Diamonds (1)	7,515
66,230	GKN	282,710
30,847	GlaxoSmithKline	795,648
8,222	Greene King	92,850
10,688	Greggs	68,816
8,028	Gulfsands Petroleum (1)	10,865
8,831	Halfords Group	47,298
1,828	Hargreaves Services	22,688
28,091	Highland Gold Mining	36,763
3,120	Hill & Smith Holdings	20,791
2,398	Hilton Food Group	13,242
26,974	Hiscox	235,059
8,057	Home Retail Group	19,499
48,810	HSBC Holdings	533,387
46,800	HSBC Holdings (Hong Kong Shares)	509,604
13,684	ICAP	61,175
19,749	IG Group Holdings	165,196
1,349	Immunodiagnostic Systems Holdings	7,261
9,490	Imperial Tobacco Group	339,050
12,011	Inchcape	93,473
9,599	Inmarsat	107,729
11,807	Intermediate Capital Group	77,470
15,285	Interserve	112,257
1,649	ISG	3,496
9,206	J Sainsbury	54,498
402	JD Sports Fashion	5,339
3,930	JD Wetherspoon	35,834
40,856	JKX Oil & Gas	42,997
3,290	John Menzies	37,281
21,351	Kazakhmys	114,852
16,157	Kcom Group	21,245
1,407	Keller Group	18,785
10,116	Kentz	61,142
563	Kier Group	10,250
29,228	Kingfisher	142,152
63,802	Ladbrokes	187,708
200,118	Legal & General Group	526,896
113,463	Lloyds Banking Group (1)	95,755
3,380	London Stock Exchange Group	70,407
55,368	Man Group	87,898
9,484	May Gurney Integrated Services	42,133
5,581	Micro Focus International	58,041
30,357	Mitie Group	130,242
9,214	Mondi	121,872
18,064	Morgan Advanced Materials (1)	73,376
3,692	New World Resources	8,889
10,100	Northern Petroleum (1)	5,099
6,598	Northgate	34,744
5,990	Pearson	108,956
4,930	Persimmon	82,707
18,338	Petropavlovsk	41,304
58,191	Polo Resources (1)	17,626
9,114	Premier Farnell	29,943
31,662	QinetiQ Group	93,151
7,583	Redrow (1)	25,195
2,436	Rio Tinto	110,454
96,397	Royal Bank of Scotland Group (1)	458,648
7,662	RPC Group	47,345
23,692	Sage Group	124,207
3,716	Segro REIT	15,377
41,459	Smith & Nephew	473,020
15,181	Smiths Group	294,768
10,415	Smiths News	29,040
9,072	St. Ives	19,694
5,995	Standard Chartered	150,580
57,373	Standard Life	333,488
85,467	Taylor Wimpey	123,467
76,053	Tesco	432,558
2,409	Tullett Prebon	9,149
2,840	Vedanta Resources	53,335
8,813	Vesuvius	47,640
11,512	WH Smith	132,239
71,336	WM Morrison Supermarkets	323,675
12,372	Xchanging	25,752
		16,284,508
	TOTAL COMMON STOCK (Cost $96,225,836)	104,997,914

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	PREFERRED STOCK — 0.4%

	Brazil — 0.2%
14,300	AES Tiete	144,947
800	Cia Energetica do Ceara Class A	19,117
		164,064
	Germany — 0.2%
1,229	Jungheinrich	50,700
16	KSB	9,061
3,417	ProSiebenSat.1 Media	130,861
209	Volkswagen	42,360
		232,982
	TOTAL PREFERRED STOCK (Cost $395,453)	397,046

	INVESTMENT COMPANY — 0.2%
	Australia — 0.1%
31,832	WAM Capital	55,440

	Guernsey — 0.0%
3,969	F&C UK REIT	4,547

	Switzerland — 0.1%
928	BB Biotech	114,578

	United Kingdom — 0.0%
1,452	Caledonia Investments	41,455

	TOTAL INVESTMENT COMPANY
	(Cost $199,811)	216,020

	RIGHTS (1) — 0.0%
	Netherlands — 0.0%
26,161	Koninklijke KPN NV Expires 05/14/13, Strike price $1.06 (Cost $84,676)	35,142

	WARRANTS (1) — 0.0%
	Canada — 0.0%
7	Yellow Media Expires, Expires 12/20/22, Strike price $28.16 (Cost $17)	16

	SHORT-TERM INVESTMENT (4) — 0.8%
827,574	JPMorgan Prime Money Market Fund, 0.010% (Cost $827,574)	827,574
	TOTAL INVESTMENTS — 99.7% (Cost $97,733,367)	106,473,712

	OTHER ASSETS LESS LIABILITIES — 0.3%	339,424
	NET ASSETS — 100%	$106,813,136

(1)         Denotes non-income producing security.

(2)         Security considered illiquid. On April 30, 2013 the value of these securities amounted to $47,698, representing 0.0% of the net assets of the Fund.

(3)         Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(4)         The rate shown represents the 7-day current yield as of April 30, 2013.

The accompanying notes are an integral part of the financial statements.

The open futures contracts held by the Fund at April 30, 2013, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
FTSE 100 Index	4	Jun-2013	$552

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2013, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	5/6/13	USD	40,133	ZAR	366,786	$719
Barclays Capital	5/16/13	USD	2,094,355	GBP	1,348,200	(341)
Barclays Capital	5/23/13	ZAR	12,171,000	USD	1,306,911	(45,449)
HSBC	5/16/13	TRY	412,000	USD	229,209	(249)
JPMorgan Securities	5/16/13	USD	2,097,545	EUR	1,594,600	2,658
Royal Bank of Scotland	5/16/13	USD	3,370,716	EUR	2,582,400	30,490
State Street Bank	5/23/13	CAD	4,988,700	USD	4,854,970	(94,226)
UBS Securities	5/2/13	KRW	929,771,699	USD	820,266	(23,983)
UBS Securities	5/2/13	USD	139,627	ZAR	1,281,244	3,154
Westpac Banking	5/30/13	KRW	929,771,699	USD	835,232	(8,124)
						$(135,351)

ADR — American Depositary Receipt

CAD — Canadian Dollar

EUR — Euro

FTSE — Financial Times and London Stock Exchange

GBP — British Pound

GDR — Global Depositary Receipt

KRW — South Korean Won

NASDAQ — National Association of Securities Dealers Automated Quotations

NVDR — Non Voting Depository Receipt

REIT — Real Estate Investment Trust

TRY — Turkish New Lira

USD — United States Dollar

ZAR — South African Rand

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2013, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock (1)
Australia	$5,797,356	$—	$—	$5,797,356
Austria	1,027,356	—	—	1,027,356
Belgium	1,514,153	—	—	1,514,153
Bermuda	402,988	—	—	402,988
Brazil	598,999	—	—	598,999
Cambodia	82,555	—	—	82,555
Canada	5,303,061	—	—	5,303,061
Chile	48,577	—	—	48,577
China	1,660,716	14,899	—	1,675,615
Cyprus	112,739	—	—	112,739
Czech Republic	17,555	—	—	17,555
Denmark	379,143	—	—	379,143
Egypt	48,100	—	—	48,100
Finland	1,213,496	—	—	1,213,496
France	4,834,124	—	—	4,834,124
Gabon	66,136	—	—	66,136
Germany	3,875,997	—	—	3,875,997
Greece	226,230	—	—	226,230
Hong Kong	6,033,318	—	—	6,033,318
Hungary	60,913	—	—	60,913
Indonesia	444,980	—	—	444,980
Ireland	185,791	—	—	185,791
Israel	2,355,821	—	—	2,355,821
Italy	3,094,540	—	—	3,094,540
Japan	21,345,311	—	—	21,345,311
Kazakhstan	262,914	—	—	262,914
Liechtenstein	14,663	—	—	14,663
Luxembourg	235,929	—	—	235,929
Malaysia	520,325	—	—	520,325
Mexico	140,556	—	—	140,556
Netherlands	3,660,507	—	—	3,660,507
New Zealand	268,339	—	—	268,339
Norway	2,391,160	—	—	2,391,160
Philippines	68,786	—	—	68,786
Poland	1,298,430	—	—	1,298,430
Portugal	284,924	—	—	284,924
Russia	1,229,867	—	—	1,229,867
Singapore	1,692,899	—	—	1,692,899
South Africa	1,480,162	—	—	1,480,162
South Korea	2,465,452	—	—	2,465,452
Spain	2,899,494	—	—	2,899,494
Sweden	2,921,506	—	—	2,921,506
Switzerland	2,964,856	—	—	2,964,856
Taiwan	2,084,760	—	—	2,084,760
Thailand	378,904	—	—	378,904
Turkey	704,119	—	—	704,119
United Kingdom	16,251,709	32,799	—	16,284,508
Total Common Stock	$104,950,216	$47,698	$—	$104,997,914

Preferred Stock
Brazil	$164,064	$—	$—	$164,064
Germany	232,982	—	—	232,982
Total Preferred Stock	$397,046	$—	$—	$397,046

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2013 (unaudited)

Investment Company
Australia	$55,440	$—	$—	$55,440
Guernsey	4,547	—	—	4,547
Switzerland	114,578	—	—	114,578
United Kingdom	41,455	—	—	41,455
Total Investment Company	$216,020	$—	$—	$216,020

Rights
Netherlands	$35,142	$—	$—	$35,142
Total Rights	$35,142	$—	$—	$35,142

Warrants
Canada	$16	$—	$—	$16
Total Warrants	$16	$—	$—	$16

Short-Term Investment	$827,574	$—	$—	$827,574

Total Investments in Securities	$106,426,014	$47,698	$—	$106,473,712

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Futures — Unrealized Appreciation	$552	$—	$—	$552
Forwards — Unrealized Appreciation	—	37,021	—	37,021
Forwards — Unrealized Depreciation	—	(172,372)	—	(172,372)

Total Other Financial Instruments	$552	$(135,351)	$—	$(134,799)

(1)            Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of April 30, 2013, the Fund had securities with a total value of $47,698 transfer from Level 1 to Level 2.

The accompanying notes are an integral part of the financial statements.

Schroder Global Multi-Cap Equity Fund (formerly Schroder Global Quality Fund)

Schedule of Investments

April 30, 2013 (unaudited)

Shares		Value $

	COMMON STOCK — 98.7%
	Australia — 2.6%
15,720	ALS	159,547
3,629	ARB	48,908
4,167	Austin Engineering	22,032
6,313	BHP Billiton	214,011
6,151	Breville Group	44,510
26,991	BWP Trust	67,715
11,305	Cardno	76,296
22,348	Collection House	36,258
16,670	Decmil Group	32,231
2,766	Flight Centre	109,453
11,287	Iluka Resources	104,726
5,141	Macquarie Group	208,870
16,029	Mermaid Marine Australia	64,143
8,571	Mineral Resources	86,634
6,457	Monadelphous Group	140,105
54,496	Mount Gibson Iron	27,965
19,075	NRW Holdings	25,708
9,648	OZ Minerals	43,009
20,826	Platinum Asset Management	109,031
16,087	RCR Tomlinson	37,691
30,125	Resolute Mining	29,825
469	Rio Tinto	27,131
12,732	Sedgman	9,767
31,783	St. Barbara (1)	19,770
10,014	Tassal Group	22,320
5,886	Technology One	10,556
89,465	Telstra	461,886
14,696	Thorn Group	30,775
38,488	TPG Telecom	144,440
12,130	Troy Resources	23,516
15,462	Watpac	11,862
5,752	Webjet	26,118
2	Woolworths	75
11,778	Wotif.com Holdings	62,394
		2,539,278
	Austria — 0.2%
3,925	Oesterreichische Post	173,938

	Belgium — 0.7%
2,733	Ageas	100,130
407	Barco	36,207
12,249	Belgacom	282,298
3,675	Colruyt	185,485
872	EVS Broadcast Equipment	59,142
498	Gimv	25,630
		688,892
	Bermuda — 1.2%
5,100	Arch Capital Group (1)	270,606
5,400	Axis Capital Holdings	241,002
28,767	Catlin Group	234,821
214,000	Emperor International Holdings	59,842
9,654	Lancashire Holdings	126,941
5,900	Validus Holdings	227,799
		1,161,011
	Brazil — 0.8%
15,100	Cia Energetica de Minas Gerais ADR	193,733
5,000	CPFL Energia	53,505
7,100	Ez Tec Empreendimentos e Participacoes	97,127
8,900	Santos Brasil Participacoes	138,476
4,900	Telefonica Brasil ADR	130,242
7,700	Tractebel Energia	136,855
2,100	Valid Solucoes e Servicos	38,951
		788,889
	British Virgin Islands — 0.1%
6,214	Playtech	59,170

	Cambodia — 0.1%
140,000	NagaCorp	111,132

	Canada — 2.7%
1,100	Agrium	100,834
8,200	Alacer Gold	24,581
3,100	Allied Properties REIT	106,128
1,600	Calfrac Well Services	40,641
2,800	Canadian National Railway	274,122
6,300	Canadian Oil Sands Trust	123,755
5,100	Cathedral Energy Services	20,958
1,900	Evertz Technologies	29,515
7,600	Genworth MI Canada	188,972
17,000	IAMGOLD	91,290
3,400	Magna International Class A	204,516
2,700	Metro Class A	183,100
13,900	Nevsun Resources	52,016
8,100	Pacific Rubiales Energy	171,254
3,100	Pan American Silver	40,771
4,700	Pason Systems	80,476
5,500	Petrominerales	30,354
7,200	Power Financial	212,688
13,000	Research In Motion (1)	212,914
7,300	Suncor Energy	227,597
3,600	Tim Hortons	195,048

The accompanying notes are an integral part of the financial statements.

Shares		Value $

5,500	Transglobe Energy (1)	43,565
		2,655,095
	Cayman Islands — 0.3%
3,830	Herbalife	152,089
1,900	NetEase ADR	107,141
		259,230
	Chile — 0.3%
65,483	AFP Habitat	130,424
163,906	Aguas Andinas	130,512
		260,936
	China — 1.6%
88,000	361 Degrees International	23,814
93,000	Anta Sports Products	77,898
132,000	Changsha Zoomlion Heavy Industry Science and Technology Development Class H	132,168
321,000	China Construction Bank Class H	268,874
67,000	China Shenhua Energy Class H	236,999
44,000	China Taifeng Beddings Holdings	11,056
96,000	Dongfeng Motor Group Class H	143,007
13,800	Giant Interactive Group ADR	103,362
24,400	Guangzhou R&F Properties	44,145
44,000	Pacific Textile Holdings	54,318
100,000	Peak Sport Products	17,912
39,000	Shenzhou International Group Holdings	113,078
44,000	SinoMedia Holding	24,438
147,000	Travelsky Technology	93,389
195,000	Yangzijiang Shipbuilding Holdings	150,402
160,000	Zijin Mining Group (1)	47,216
		1,542,076
	Czech Republic — 0.1%
177	Philip Morris CR	100,939

	Denmark — 0.1%
915	Coloplast	49,782
284	Novo Nordisk	49,816
152	SimCorp	44,436
		144,034
	Egypt — 0.0%
75,704	Centamin (1)	48,602

	Finland — 0.5%
1,837	Nokian Renkaat	79,641
10,892	Orion Class B	312,704
3,852	Ramirent	38,148
2,313	Technopolis	12,428
2,022	Tieto	43,299
		486,220
	France — 1.7%
2,017	Alten	72,676
1,017	April	16,367
2,072	BioMerieux	196,987
7,705	BNP Paribas	429,324
397	Boiron (1)	22,497
3,884	Cie Generale des Etablissements Michelin	328,027
4,658	CNP Assurances	65,975
788	Euler Hermes (1)	75,237
3,549	Mercialys	79,199
3,317	Metropole Television	55,522
1,188	SEB	86,112
1,558	Societe BIC	166,258
2,732	Societe Generale	99,230
127	Societe Internationale de Plantations d’Heveas	10,199
		1,703,610
	Gabon — 0.2%
286	Total Gabon (1)	175,138

	Germany — 0.6%
1,770	Axel Springer	74,592
2,345	BASF	219,019
672	Bertrandt	77,295
5,586	E.ON	101,225
1,373	Gerry Weber International	60,221
741	LPKF Laser & Electronics	19,522
1,337	NORMA Group	47,162
789	SMA Solar Technology	19,535
		618,571
	Greece — 0.1%
5,362	JUMBO	50,489
4,656	Metka (1)	70,699
		121,188
	Hong Kong — 3.1%
58,000	Agile Property Holdings	75,040
58,955	Asian Citrus Holdings	25,871
254,000	Bosideng International Holdings	66,772
116,000	China BlueChemical	70,705
36,000	China Lilang	22,128
35,500	China Mobile	388,617
166,000	China Tontine Wines Group	9,733
126,000	CNOOC	235,109

The accompanying notes are an integral part of the financial statements.

Shares		Value $

19,600	Dah Sing Banking Group	28,844
12,400	Dah Sing Financial Holdings	65,115
72,000	Dongyue Group	40,267
158,000	First Pacific	218,671
220,000	Fushan International Energy Group	85,900
66,000	Giordano International	65,999
218,000	Guangdong Investment	210,973
118,000	Phoenix Satellite Television Holdings	44,857
38,000	Ports Design	29,724
220,000	Shenguan Holdings Group	111,699
71,000	SJM Holdings	178,960
51,500	SmarTone Telecommunications Holdings	91,716
16,000	Television Broadcasts	120,513
180,000	Tibet 5100 Water Resources Holdings	64,251
3,400	VTech Holdings	43,375
16,000	Wharf Holdings	142,781
39,000	Wheelock	217,109
8,500	Wing Hang Bank	89,325
70,800	Wynn Macau (1)	214,859
92,500	XTEP International Holdings	38,740
		2,997,653
	Indonesia — 0.9%
170,000	Adaro Energy	21,507
51,500	Astra Agro Lestari	93,757
30,000	Indo Tambangraya Megah	113,397
370,000	Perusahaan Gas Negara	237,850
413,000	Perusahaan Perkebunan London Sumatra Indonesia	64,568
42,500	Tambang Batubara Bukit Asam	66,662
239,000	Telekomunikasi Indonesia	287,611
		885,352
	Ireland — 0.7%
5,800	Accenture Class A	472,352
546	Paddy Power	45,984
2,400	Seagate Technology	88,080
8,400	Warner Chilcott	120,792
		727,208
	Israel — 1.0%
25,551	Israel Chemicals	303,904
1,337	Ituran Location and Control	21,504
7,518	Osem Investments	152,079
12,700	Teva Pharmaceutical Industries ADR	486,283
		963,770
	Italy — 1.6%
5,560	Cairo Communication	21,615
6,473	DiaSorin	242,781
22,628	ENI	541,167
11,046	Mediobanca	70,204
20,261	Recordati	208,926
16,007	Societa Iniziative Autostradali e Servizi	144,823
1,074	Tod’s	155,867
28,628	UniCredit	149,299
		1,534,682
	Japan — 8.2%
2,200	ABC-Mart	82,372
1,600	Aeon Delight	33,137
1,000	Ai Holdings	9,991
800	Ain Pharmaciez	39,103
2,900	Airport Facilities	21,597
2,500	AIT	33,903
1,800	Alinco	17,837
1,100	Amuse	26,178
1,000	Anritsu	14,925
2,000	Arnest One	45,771
700	Artnature	13,140
11	Benefit One	15,233
25	Best Bridal	42,340
1,900	BML	48,901
3,500	Canon	125,481
2,800	Canon Electronics	56,956
1,600	Capcom	26,342
2,000	Chori	22,547
1,800	Cleanup	13,645
1,900	Cocokara fine	71,724
20	CyberAgent	39,124
3,000	Daihatsu Diesel Manufacturing	15,633
10,000	Daihatsu Motor	198,184
6,000	Daiichi Jitsugyo	30,220
3,100	Daiichikosho	92,187
1,000	Daikoku Denki	26,578
8,000	Daiwa Industries	50,141
2,068	Dena	58,952
30	Dr Ci:Labo	91,122
1,000	Eizo	17,295
3,400	FamilyMart	155,378
2,200	FCC	55,719
2,000	Fields	40,519
1,400	First Juken	25,347
1,700	FJ Next	21,362
1,600	Fuji Kosan	11,177
3,300	Fujikura Kasei	13,642
14	Fujishoji	19,172
1,400	FuKoKu	13,155

The accompanying notes are an integral part of the financial statements.

Shares		Value $

400	Fukuda Denshi	15,551
2,400	Gendai Agency	14,747
4,300	Gree	55,093
1,000	Hachijuni Bank	6,791
1,800	HI-LEX	38,591
1,900	Hisamitsu Pharmaceutical	111,679
500	Hoshizaki Electric	16,644
2,400	Hoya	47,958
2,000	Ichirokudo	16,803
55	Inpex	265,169
2,300	Japan Digital Laboratory	28,265
1,300	Japan Petroleum Exploration	51,408
6,100	Japan Tobacco	230,584
6,000	JGC	177,566
7,000	Kagoshima Bank	51,198
8,000	Kaken Pharmaceutical	141,888
9,000	Kandenko	40,806
1,700	Kanematsu Electronics	21,101
2,000	Kato Sangyo	42,406
7,000	Kinden	50,982
7,000	Koito Manufacturing	135,139
1,800	Konishi	33,384
6,600	Kurita Water Industries	135,338
2,400	Lawson	189,075
1,900	Macromill	27,169
6,000	Maeda Road Construction	90,537
2,000	Meiko Network Japan	27,738
1,700	Milbon	64,436
2,300	Miraca Holdings	114,664
600	Mitani	10,679
6,000	Moonbat	11,633
6,400	Moshi Moshi Hotline	94,669
1,000	Murakami	16,361
3,600	NAC	63,776
6,700	Namco Bandai Holdings	121,993
700	NEC Mobiling	39,996
6,700	NET One Systems	58,625
5,900	Nichii Gakkan	59,977
10	NIFTY	15,695
2,000	Nihon Parkerizing	40,642
500	Nihon Trim	28,209
3,000	Nippon Pillar Packing	24,558
3,400	Nippon Telegraph & Telephone	168,282
2,500	Nissin Kogyo	55,214
1,800	Nitori Holdings	135,529
3,900	Nittoc Construction	15,402
236	NTT DoCoMo	389,763
6	Nuflare Technology	46,653
210	Obic	55,341
1,000	Oracle Japan	42,827
4,100	Otsuka Holdings	147,623
1,500	Piolax	42,191
1,900	Plant	19,880
800	Point	38,898
11,000	Riken	44,345
800	Ryohin Keikaku	75,499
4,000	San-Ai Oil	18,382
12,000	San-In Godo Bank	102,170
3,000	Sankyo Frontier	23,942
6,000	Seino Holdings	52,377
5,000	Sekisui Jushi	69,344
5,800	Shin-Etsu Polymer	21,478
7,000	Shiroki	15,654
3,000	Showa	43,484
46	Simplex Holdings	17,860
2,500	Sinko Industries	23,773
9,300	Skymark Airlines	34,344
2,300	SNT	10,051
500	Sogo Medical	22,029
16,300	Sony Financial Holdings	229,907
1,200	SRA Holdings	13,664
6,000	Stanley Electric	114,972
1,900	Step	15,651
4,400	Sumitomo Densetsu	67,477
1,200	Sun	11,325
3,600	Sundrug	158,055
2,700	Tachi-S	49,798
6,000	Taihei Dengyo Kaisha	36,498
10,000	Taihei Kogyo	35,390
5,000	TBK	30,005
5,000	Teikoku Sen-I	47,546
2,900	Tocalo	42,391
2,400	Tokai	73,267
5,000	Tokyo Tekko	19,695
500	Tokyu Community	25,953
1,900	Tomoe Engineering	39,078
8,000	Toshiba Plant Systems & Services	108,160
2,000	TS Tech	60,707
1,000	Tsuruha Holdings	97,246
1,300	Tv Tokyo Holdings	17,869
3,900	Unipres	86,773
1,290	USS	165,278
5,000	Wakita	62,420
4,000	Watanabe Sato	17,808
800	WDB Holdings	16,249
5	Wowow	14,484
132	Yahoo Japan	66,010
		8,021,564

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Kazakhstan — 0.2%
12,749	KazMunaiGas Exploration Production JSC GDR	228,845

	Liechtenstein — 0.0%
122	Verwaltungs-und Privat-Bank	9,775

	Luxembourg — 0.1%
2,669	Oriflame Cosmetics	96,653

	Malaysia — 0.6%
56,937	Berjaya Sports Toto	78,598
19,100	Carlsberg Brewery Malaysia	93,789
68,500	DiGi.com	104,467
40,900	Kulim Malaysia	48,125
46,000	Petronas Chemicals Group	98,728
5,800	Top Glove	12,048
24,300	UMW Holdings (1)	114,212
		549,967
	Netherlands — 1.7%
22,914	Aegon	151,215
16,380	Koninklijke Ahold	258,428
3,000	LyondellBasell Industries	182,100
13,105	Royal Dutch Shell	445,877
13,107	Royal Dutch Shell Class A	446,286
3,900	Unilever	165,999
		1,649,905
	New Zealand — 0.0%
8,018	Skellerup Holdings	10,171

	Norway — 1.4%
3,641	Fred Olsen Energy	158,483
5,295	Kongsberg Gruppen	100,088
22,309	Statoil	544,329
7,088	TGS Nopec Geophysical	253,823
7,191	Yara International	336,698
		1,393,421
	Philippines — 0.2%
132,700	Aboitiz Power	120,255
14,220	Union Bank of Philippines	50,302
		170,557
	Poland — 0.8%
5,573	Enea	22,928
4,705	Jastrzebska Spolka Weglowa	124,331
4,887	KGHM Polska Miedz	228,896
59,212	PGE	307,505
58,100	Synthos	86,602
		770,262
	Portugal — 0.1%
24,356	Portucel	88,433

	Russia — 1.1%
4,800	CTC Media (NASDAQ)	59,952
26,435	Gazprom ADR	210,158
3,216	Gazprom Neft OAO ADR	65,607
8,446	Globaltrans Investment GDR	119,933
3,245	LUKOIL ADR	206,544
20,204	Surgutneftegas OAO ADR	173,149
5,100	Tatneft OAO ADR	192,729
1,048	Uralkali GDR	37,927
		1,065,999
	Singapore — 0.6%
62,000	Ausgroup	26,427
27,000	CapitaRetail China Trust	36,937
49,000	First Resources	68,824
1,000	Great Eastern Holdings	14,403
26,000	Ho Bee Investment	45,384
5,000	Hong Leong Finance	11,285
101,000	Mapletree Logistics Trust REIT	107,421
28,000	OSIM International	45,352
66,000	StarHub	253,454
		609,487
	South Africa — 1.9%
31,952	African Bank Investments	101,445
8,114	AVI	48,828
36,684	Capital Property Fund	48,239
18,772	Coronation Fund Managers	112,337
1,412	Exxaro Resources	22,144
20,169	FirstRand	70,081
35,458	Fountainhead Property Trust	37,459
10,752	Gold Fields	76,529
2,146	Kumba Iron Ore	113,184
6,725	Lewis Group	44,216
16,837	MTN Group	303,548
1,298	Palabora Mining (1)	15,405
18,904	Reunert	164,297
40,157	Sanlam	205,808
3,909	Sasol	168,945
10,752	Sibanye Gold (1)	10,185
25,612	Vodacom Group	300,288
3,983	Wilson Bayly Holmes-Ovcon	68,577
		1,911,515

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	South Korea — 1.2%
358	AMOREPACIFIC Group	135,879
4,770	Halla Visteon Climate Control	128,854
4,984	Kia Motors	248,001
309	Korea Zinc	88,522
3,098	KT&G	223,074
230	Samsung Electronics	317,443
341	Samsung Engineering	27,403
		1,169,176
	Spain — 1.6%
8,039	Banco Bilbao Vizcaya Argentaria	78,026
224	Construcciones y Auxiliar de Ferrocarriles	88,499
14,616	Duro Felguera	104,135
14,074	Enagas	374,958
2,796	Gas Natural SDG	58,547
4,573	Grupo Catalana Occidente	103,586
6,117	Red Electrica	325,373
3,053	Tecnicas Reunidas	147,839
5,139	Viscofan	266,922
3,226	Zardoya Otis	45,077
		1,592,962
	Sweden — 1.1%
1,113	Angler Gaming (1)	374
11,372	Atlas Copco Class A	299,344
2,653	Axfood	116,664
1,766	Betsson	51,636
4,830	Concentric	49,187
1,898	Hexpol	106,745
9,966	Industrivarden Class C	186,063
450	Indutrade	15,692
3,586	Intrum Justitia	73,866
2,652	JM	59,742
1,037	Millicom International Cellular	84,803
1,580	Swedish Match	54,804
		1,098,920
	Switzerland — 1.9%
4,600	ACE	410,044
2,300	Allied World Assurance Holdings	208,863
501	Helvetia Holding	210,007
1,217	Implenia	66,819
194	Partners Group Holding	49,762
2,601	Roche Holding	650,110
1,406	Schweizerische National-Versicherungs-Gesellschaft	67,064
1,229	Sonova Holding	133,765
86	Swatch Group	49,253
132	Zurich Insurance Group	36,854
		1,882,541
	Taiwan — 0.5%
4,000	Asustek Computer	46,557
11,000	Catcher Technology	55,723
11,000	Chipbond Technology	27,955
20,000	Farglory Land Development	38,086
7,100	HTC	72,415
13,780	Radiant Opto-Electronics	56,031
16,600	Simplo Technology	70,592
35,000	Taiwan Secom	84,915
22,000	Transcend Information	76,037
		528,311
	Thailand — 0.7%
22,100	Advanced Info Service	203,305
2,400	Advanced Info Service NVDR	22,078
1,783	Coastal Energy (1)	34,205
98,200	Delta Electronics Thai NVDR	127,141
30,100	MCOT	51,278
31,600	PTT Exploration & Production	165,806
285,800	Thai Tap Water Supply	102,245
		706,058
	Turkey — 0.2%
1,812	Koza Altin Isletmeleri	36,185
22,128	Koza Anadolu Metal Madencilik Isletmeleri (1)	55,050
2,900	Turk Traktor ve Ziraat Makineleri	109,594
		200,829
	United Kingdom — 12.4%
47,781	Aberdeen Asset Management	333,028
36,350	Afren (1)	75,719
25,690	African Barrick Gold	69,835
18,592	AMEC	292,553
15,987	Amlin	105,393
11,369	Antofagasta	158,499
32,820	Ashmore Group	203,516
14,067	AstraZeneca	730,369
53,028	Avocet Mining	12,767
30,988	Barclays	137,691
49,937	Beazley	174,144
3,362	Berkeley Group Holdings	108,886
6,823	British American Tobacco	377,943
19,729	British Sky Broadcasting Group	258,653
4,224	Burberry Group	87,660
15,734	Carphone Warehouse Group	57,435
90,750	Centrica	522,986
11,721	Close Brothers Group	189,169

The accompanying notes are an integral part of the financial statements.

Shares		Value $

45,363	Cobham	176,514
10,680	Dart Group	26,875
3,900	Delphi Automotive	180,219
2,879	Domino Printing Sciences	29,829
13,323	Drax Group	126,966
5,338	Dunelm Group	70,066
21,689	Elementis	88,775
54,011	EnQuest (1)	108,144
776	Euromoney Institutional Investor	11,813
13,228	Fenner	72,246
25,545	GlaxoSmithKline	658,892
12,401	Greggs	79,845
6,504	Halfords Group	34,835
11,364	Halma	88,350
18,168	Highland Gold Mining	23,776
20,843	Hiscox	181,632
16,506	Howden Joinery Group	63,766
40,627	HSBC Holdings	443,964
36,000	HSBC Holdings (Hong Kong Shares)	392,003
25,143	IG Group Holdings	210,316
13,062	IMI	251,391
14,875	ITE Group	60,561
9,830	Jardine Lloyd Thompson Group	129,408
16,572	JKX Oil & Gas	17,440
4,247	Kentz	25,669
164,561	Legal & General Group	433,277
8,255	Micro Focus International	85,849
29,071	Mitie Group	124,725
19,229	Morgan Advanced Materials (1)	78,108
2,773	Next	187,761
893	Nichols	13,011
918	PayPoint	11,615
5,883	Persimmon	98,694
6,663	Reckitt Benckiser Group	486,035
11,458	Restaurant Group	85,770
3,041	Rio Tinto	137,886
55,994	Royal Bank of Scotland Group (1)	266,414
14,106	Senior	55,874
17,211	Shire	535,229
37,208	Smith & Nephew	424,519
10,357	Smiths Group	201,101
1,855	Spectris	60,799
1,859	Spirax-Sarco Engineering	75,744
37,050	Standard Life	215,358
5,346	Ultra Electronics Holdings	137,019
7,156	Unilever	309,685
6,683	Victrex	166,616
7,687	WH Smith	88,301
15,085	William Hill	99,821
70,318	WM Morrison Supermarkets	319,056
		12,147,808
	United States — 41.0%
	Consumer Discretionary — 4.1%
800	Advance Auto Parts	67,104
1,900	Apollo Group Class A (1)	34,903
2,900	Bed Bath & Beyond (1)	199,520
2,300	Best Buy	59,777
2,200	Bridgepoint Education (1)	23,716
2,100	Buckle	101,955
1,100	Cato	26,411
1,300	Cheesecake Factory	51,766
2,700	Chico’s FAS	49,329
1,400	Coach	82,404
1,200	Coinstar (1)	63,372
2,700	Cooper Tire & Rubber	67,203
1,400	Crocs (1)	22,428
200	Crown Crafts	1,183
2,100	DeVry	58,821
4,500	DIRECTV (1)	254,520
1,300	Dorman Products	49,062
600	DSW	39,672
3,200	Express (1)	58,272
2,400	Foot Locker	83,688
2,600	Gap	98,774
1,000	Grand Canyon Education (1)	25,570
2,400	Guess?	66,432
700	ITT Educational Services (1)	12,817
800	JOS A Bank Clothiers (1)	34,944
1,700	Lear	98,226
8,900	Mattel	406,374
1,000	McDonald’s	102,140
3,100	McGraw-Hill	167,741
1,300	Meredith	50,466
2,400	MSC Industrial Direct Class A	189,120
2,200	PetMed Express	27,500
2,000	PetSmart	136,480
1,000	Polaris Industries	86,190
3,000	Ross Stores	198,210
3,800	Staples	50,312
300	Strayer Education	14,208
1,200	Sturm Ruger	61,524
4,100	TJX	199,957
1,200	TRW Automotive Holdings (1)	72,084
2,600	Tupperware Brands	208,780
3,200	Viacom Class B	204,768
200	Winmark	12,374
		3,920,097

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Consumer Staples — 3.9%
800	Church & Dwight	51,112
4,400	Coca-Cola	186,252
3,000	Colgate-Palmolive	358,230
4,900	Darling International (1)	90,699
1,100	General Mills	55,462
600	Hershey	53,496
7,600	Hormel Foods	313,652
2,000	J&J Snack Foods	150,040
4,800	Kimberly-Clark	495,312
2,200	Lancaster Colony	173,646
8,300	Lorillard	355,987
1,500	National Beverage	22,095
5,200	Nu Skin Enterprises Class A	263,796
1,600	PepsiCo	131,952
4,100	Philip Morris International	391,919
7,800	Reynolds American	369,876
1,800	Universal	103,590
3,900	Walgreen	193,089
		3,760,205
	Energy — 2.3%
1,600	Alliance Resource Partners LP	119,088
500	BP Prudhoe Bay Royalty Trust	40,860
2,700	C&J Energy Services (1)	53,433
3,500	Chevron	427,035
1,700	Delek US Holdings	61,353
5,100	ExxonMobil	453,849
400	Helmerich & Payne	23,448
4,100	HollyFrontier	202,745
3,300	Marathon Petroleum	258,588
4,600	Occidental Petroleum	410,596
7,400	RPC	97,976
1,700	Tesoro	90,780
1,600	Western Refining	49,456
		2,289,207
	Financials — 8.4%
8,400	Aflac	457,296
14,500	American Capital (1)	219,385
7,300	American Equity Investment Life Holding	111,252
5,600	American Financial Group	270,312
1,670	Amtrust Financial Services	52,872
3,500	Apollo Residential Mortgage	77,910
1,200	Arlington Asset Investment	32,508
3,000	Assurant	142,620
33,900	Bank of America	417,309
1,400	BOK Financial	87,486
1,700	Cash America International	74,171
3,700	CBOE Holdings	138,861
9,630	Citigroup	449,336
6,900	CNA Financial	232,599
4,600	CNO Financial Group	52,072
2,700	Comerica	97,875
2,923	Commerce Bancshares	117,242
1,300	Community Bank System	37,232
1,300	Cullen/Frost Bankers	78,533
5,500	CVB Financial	59,785
9,100	Discover Financial Services	398,034
3,700	East West Bancorp	90,021
3,200	Ezcorp (1)	54,080
9,100	Fifth Third Bancorp	154,973
900	First Cash Financial Services (1)	46,323
1,300	Franklin Resources	201,058
2,800	Goldman Sachs Group	408,996
4,600	Horace Mann Educators	103,730
12,800	Huntington Bancshares	91,776
7,000	JPMorgan Chase	343,070
19,700	KeyCorp	196,409
2,600	MarketAxess Holdings	110,032
3,900	Montpelier Re Holdings	100,464
600	Moody’s	36,510
18,100	Morgan Stanley	400,915
2,000	Mortgage Investment Trust	51,740
200	National Western Life Insurance Class A	36,524
4,100	Northern Trust	221,072
1,200	Portfolio Recovery Associates (1)	147,300
4,400	Primerica (1)	149,424
5,000	ProAssurance	244,950
5,800	Protective Life	220,748
2,700	RenaissanceRe Holdings	253,503
3,700	StanCorp Financial Group	159,766
3,600	Starwood Property Trust	98,964
11,100	Symetra Financial	151,293
2,300	T. Rowe Price Group	166,750
2,900	Trustmark	71,195
5,100	Waddell & Reed Financial Class A	218,637
3,600	Wells Fargo	136,728
1,000	World Acceptance (1)	88,860
		8,360,501
	Healthcare — 11.0%
18,000	Abbott Laboratories	664,560
14,350	AbbVie	660,817
2,700	Amgen	281,367
4,600	Amsurg (1)	154,376
9,300	Baxter International	649,791
5,000	Becton Dickinson	471,500
3,300	Bio-Reference Labs (1)	84,150

The accompanying notes are an integral part of the financial statements.

Shares		Value $

12,800	Bristol-Myers Squibb	508,416
800	Celgene (1)	94,456
1,600	Chemed	130,592
5,500	CIGNA	363,935
5,200	CR Bard	516,672
11,700	Eli Lilly	647,946
1,200	ICU Medical (1)	72,300
7,500	Johnson & Johnson	639,225
3,700	Laboratory Corp. of America Holdings (1)	345,432
1,700	MEDNAX (1)	150,841
13,200	Medtronic	616,176
11,200	Merck	526,400
5,900	Meridian Bioscience	119,711
400	Mettler-Toledo International (1)	83,584
3,900	Myriad Genetics (1)	108,615
1,400	National Research	83,930
11,000	PDL BioPharma	85,140
5,800	Quality Systems	103,646
9,500	Quest Diagnostics	535,135
4,400	Questcor Pharmaceuticals	135,256
1,100	ResMed	52,822
1,800	Spectrum Pharmaceuticals	13,338
5,100	St. Jude Medical	210,222
5,300	STERIS	220,427
5,200	Stryker	341,016
2,400	United Therapeutics (1)	160,272
6,300	UnitedHealth Group	377,559
200	Utah Medical Products	8,866
400	Varian Medical Systems (1)	26,056
300	Waters (1)	27,720
6,100	Zimmer Holdings	466,345
		10,738,612
	Industrials — 4.8%
4,100	3M	429,311
2,800	Alaska Air Group (1)	172,592
600	Allegiant Travel	53,940
700	Amerco	112,490
2,200	Cummins	234,058
3,200	Deluxe	122,048
2,300	Dover	158,654
3,600	Emerson Electric	199,836
2,400	Forward Air	88,536
3,900	General Dynamics	288,444
2,500	Hubbell Class B	239,900
2,200	Intersections	21,032
2,200	Joy Global	124,344
3,000	Kla-Tencor	162,750
900	Landstar System	49,194
3,600	Lockheed Martin	356,724
600	Middleby (1)	89,748
4,700	Northrop Grumman	355,978
3,500	Parker Hannifin	309,995
6,600	Raytheon	405,108
2,200	Rockwell Collins	138,424
3,800	Spirit Airlines (1)	101,460
2,500	Timken	131,425
3,000	Union Pacific	443,880
1,700	Wabtec	178,398
		4,968,269
	Information Technology — 5.7%
700	Amphenol Class A	52,864
2,000	Analog Devices	87,980
1,700	Apple	752,675
4,800	Automatic Data Processing	323,232
2,700	BMC Software (1)	122,796
8,000	Brocade Communications Systems (1)	46,560
8,800	CA	237,336
8,100	Cisco Systems	169,452
2,800	Computer Sciences	131,180
3,800	Corning	55,100
1,900	First Solar (1)	88,464
2,600	Harris	120,120
23,100	Intel	553,245
1,800	InterDigital	79,938
2,100	International Business Machines	425,334
1,800	j2 Global	73,260
2,200	Jack Henry & Associates	102,080
2,100	Kulicke & Soffa Industries (1)	24,276
700	Manhattan Associates (1)	49,147
4,000	Maxim Integrated Products	123,720
22,400	Microsoft	741,440
800	MTS Systems	48,760
2,600	NeuStar Class A (1)	114,062
17,800	Oracle	583,484
700	Paychex	25,487
2,100	Rockwell Automation	178,038
2,800	Western Digital	154,784
		5,464,814
	Materials — 0.8%
1,400	Buckeye Technologies	52,626
1,400	CF Industries Holdings	261,114
3,800	Gold Resource	38,912
3,400	Kronos Worldwide	60,112
400	NewMarket	107,480
2,200	Schweitzer-Mauduit International	88,638
700	Terra Nitrogen LP	149,765
		758,647

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Telecommunication Services — 0.0
7,100	Neutral Tandem	21,158

	Total United States	40,281,510
	TOTAL COMMON STOCK (Cost $86,940,853)	96,931,283

	PREFERRED STOCK — 0.1%
	Brazil — 0.1%
15,000	AES Tiete (Cost $206,188)	152,043

	INVESTMENT COMPANY — 0.1%
	Switzerland — 0.1%
615	BB Biotech (Cost $61,335)	75,933

	SHORT-TERM INVESTMENT (2) — 0.9%
837,287	JPMorgan Prime Money Market Fund, 0.010% (Cost $837,287)	837,287

	TOTAL INVESTMENTS — 99.8%
	(Cost $88,045,663)	97,996,546
	OTHER ASSETS LESS LIABILITIES — 0.2%	235,901
	NET ASSETS — 100%	$98,232,447

(1)         Denotes non-income producing security.

(2)         The rate shown represents the 7-day current yield as of April 30, 2013.

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2013, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	5/16/13	USD	477,374	GBP	307,300	$(78)
Barclays Capital	5/23/13	ZAR	9,899,100	USD	1,062,956	(36,965)
Deutsche Bank Securities	5/16/13	USD	403,917	GBP	260,800	1,156
HSBC	5/16/13	GBP	1,754,700	USD	2,693,968	(31,418)
JPMorgan Securities	5/16/13	USD	1,404,721	EUR	1,067,900	1,780
						$(65,525)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2013 (unaudited)

ADR — American Depositary Receipt

EUR — Euro

GBP — British Pound

GDR — Global Depositary Receipt

LP — Limited Partnership

NASDAQ — National Association of Securities Dealers Automated Quotations

NVDR — Non Voting Depository Receipt

REIT — Real Estate Investment Trust

USD — United States Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of April 30, 2013, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$96,931,283	$—	$—	$96,931,283
Preferred Stock	152,043	—	—	152,043
Investment Company	75,933	—	—	75,933
Short-Term Investment	837,287	—	—	837,287
Total Investments in Securities	$97,996,546	$—	$—	$97,996,546

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forwards—Unrealized Appreciation	$—	$2,936	$—	$2,936
Forwards—Unrealized Depreciation	—	(68,461)	—	(68,461)
Total Other Financial Instruments	$—	$(65,525)	$—	$(65,525)

(1)         There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)         All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Total Return Fixed Income Fund

Schedule of Investments

April 30, 2013 (unaudited)

Principal Amount ($)		Value $

	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 40.9%
	Federal Home Loan Mortgage Corporation — 13.1%
	FHLMC
3,810,000	1.140%, 10/15/18	3,810,411
	FHLMC Gold
2,920	6.000%, 12/01/28	3,252
48,635	5.500%, 05/01/38	52,523
68,708	5.000%, 05/01/18	73,215
265,354	4.500%, 10/01/24	285,839
574,710	4.500%, 12/01/40	627,315
360,890	3.500%, 09/01/26	385,247
243,531	3.000%, 01/01/43	254,806
1,436,986	3.000%, 02/01/43	1,499,699
1,121,034	3.000%, 03/01/43	1,172,937
	FHLMC IO REMIC (1) (2)
9	1169.001%, 01/15/22	195
821,538	6.501%, 02/15/39	129,928
392,418	6.451%, 02/15/41	77,161
313,451	6.451%, 04/15/41	72,715
2,442,045	6.401%, 06/15/39	303,794
3,409,705	6.401%, 11/15/40	507,923
404,590	5.951%, 05/15/25	55,096
741,987	5.951%, 12/15/41	103,959
1,120,072	2.127%, 06/15/15	29,769
	FHLMC REMIC (1)
13,362	13.491%, 07/15/33	13,900
1,955,000	5.160%, 02/15/33	1,937,894
450,000	5.156%, 03/15/43 (3)	447,750
1,687,087	3.851%, 01/15/33	1,634,912
	FHLMC TBA
1,485,000	3.000%, 05/15/43	1,547,416
		15,027,656
	Federal National Mortgage Association — 18.4%
	FNMA
193,158	6.192%, 09/01/36 (1)	211,589
15,137	6.000%, 12/01/28	16,549
29,926	6.000%, 10/01/29	33,465
371,765	6.000%, 05/01/36	407,362
194,909	5.500%, 11/01/34	212,683
681,081	5.500%, 10/01/35	749,304
776,889	5.500%, 07/01/38	845,064
152,890	5.000%, 10/01/29	168,699
259,047	4.500%, 10/01/40	281,731
177,397	4.500%, 07/01/41	191,711
299,395	4.500%, 09/01/41	323,554
315,976	4.500%, 10/01/41	344,769
293,362	4.000%, 10/01/41	306,950
1,234,229	4.000%, 03/01/42	1,327,266
86,290	3.500%, 11/01/25	92,740
469,028	3.500%, 02/01/26	505,699
612,457	3.361%, 01/01/42 (1)	650,701
4,645,000	2.630%, 10/10/24	4,656,180
143,875	2.500%, 08/01/27	150,759
106,190	2.500%, 09/01/27	111,241
2,795,566	2.500%, 10/01/27	2,930,581
	FNMA IO (2)
1,718,672	6.150%, 01/25/21 (1)	534,284
1,234,414	6.100%, 08/25/21 (1)	398,810
288,590	5.000%, 07/01/18	21,592
320,504	5.000%, 07/01/18	24,113
208,346	5.000%, 07/01/18	14,900
	FNMA IO REMIC (2)
511,157	6.450%, 07/25/39 (1)	102,000
1,648,905	6.450%, 11/25/41 (1)	304,538
434,606	6.350%, 07/25/41 (1)	93,081
1,246,589	5.800%, 07/25/39 (1)	180,522
443,731	5.500%, 01/25/19	36,030
451,344	5.500%, 12/25/26	36,945
1,488,213	3.500%, 11/25/32	186,626
	FNMA REMIC
475,356	5.700%, 11/25/42 (1)	479,309
345,000	5.700%, 01/25/43 (1)	348,219
106,692	5.162%, 12/25/42 (1)	105,772
98,517	5.000%, 07/25/37	107,899
122,890	4.000%, 04/25/42	122,575
307,957	3.500%, 10/25/42 (1)	301,611
	FNMA TBA
795,000	4.000%, 05/25/43	851,147
102,000	3.000%, 05/25/43	106,717
1,950,000	2.500%, 06/25/28	2,035,617
		20,910,904
	Government National Mortgage Association— 9.4%
	GNMA
23,415	7.000%, 09/15/23	27,285
270,330	5.000%, 05/20/30	298,895
117,049	4.500%, 07/20/41	128,902
210,563	4.000%, 04/20/41 (1)	227,486
121,014	4.000%, 05/20/41 (1)	130,740
373,099	4.000%, 06/20/41 (1)	403,085
1,368,924	4.000%, 07/20/41 (1)	1,478,945
462,125	4.000%, 02/20/42	464,926
120,466	4.000%, 03/20/42	131,160

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

422,926	3.500%, 03/20/36	456,203
281,319	3.500%, 04/20/36	299,867
192,892	3.000%, 07/20/41 (1)	205,518
169,759	1.250%, 06/16/39 (1)	173,796
	GNMA IO (2)
62,839	4.500%, 11/20/32	1,632
255,610	4.500%, 06/20/33	7,542
738,320	4.500%, 12/16/37	36,017
1,378,474	4.500%, 06/20/39	128,677
512,198	1.189%, 06/16/54 (1)	43,142
5,436,725	1.086%, 03/16/47 (1)	422,588
4,042,727	1.040%, 01/16/53 (1)	355,734
2,766,750	0.963%, 08/16/52 (1)	194,049
4,185,000	0.772%, 04/16/46 (1)	310,100
4,413,936	0.699%, 12/16/53 (1)	309,724
	GNMA IO REMIC (1) (2)
583,838	0.989%, 06/16/54	43,680
	GNMA TBA
620,000	3.500%, 06/15/43	673,572
3,393,000	3.000%, 06/15/43	3,601,351
		10,554,616
	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $45,759,303)	46,493,176

	CORPORATE OBLIGATIONS — 32.0%
	313 Group (4)
235,000	6.375%, 12/01/19	237,937
	AbbVie (4)
140,000	2.900%, 11/06/22	143,161
	Agrium
135,000	3.150%, 10/01/22	135,875
	Alliance One International
285,000	10.000%, 07/15/16	304,066
	Altria Group
90,000	9.950%, 11/10/38	150,458
	American Axle & Manufacturing
220,000	7.750%, 11/15/19	252,450
	Anheuser-Busch InBev Worldwide
280,000	5.375%, 11/15/14	300,215
	Apple
455,000	2.400%, 05/03/23	454,836
	ArcelorMittal
180,000	4.250%, 02/25/15	186,394
	Ashland (4)
225,000	3.875%, 04/15/18	232,594
	AutoZone
135,000	2.875%, 01/15/23	132,242
	Bank of America
445,000	5.625%, 07/01/20	528,902
520,000	3.300%, 01/11/23	527,759
	Barclays Bank
285,000	6.750%, 05/22/19	357,318
	BBVA Banco Continental (4)
240,000	3.250%, 04/08/18	241,200
	Boston Properties
135,000	3.700%, 11/15/18	148,999
155,000	3.125%, 09/01/23	157,625
	Calpine (4)
270,000	7.500%, 02/15/21	306,450
	Caterpillar Financial Services
185,000	1.375%, 05/20/14	186,969
140,000	1.100%, 05/29/15	141,857
	Catholic Health Initiatives
315,000	2.950%, 11/01/22	321,821
	Chesapeake Oilfield Operating LLC (4)
320,000	7.125%, 11/15/19	331,200
	Citigroup
45,000	8.125%, 07/15/39	68,753
545,000	3.375%, 03/01/23	565,560
	CNA Financial
140,000	7.350%, 11/15/19	178,722
	Coca-Cola
220,000	1.800%, 09/01/16	228,071
	Cogeco Cable (4)
290,000	4.875%, 05/01/20	296,162
	Comcast
230,000	4.500%, 01/15/43	249,155
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
120,000	3.875%, 02/08/22	130,575
	Corpbanca
365,000	3.125%, 01/15/18	366,647
	CSX
55,000	6.150%, 05/01/37	69,683
	CVS Caremark
100,000	6.125%, 09/15/39	127,548
81,000	5.750%, 06/01/17	95,861
	Danske Bank (4)
315,000	3.875%, 04/14/16	336,738
	Delphi
115,000	5.000%, 02/15/23	125,062
	Digital Realty Trust LP
230,000	5.875%, 02/01/20	269,326

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

140,000	5.250%, 03/15/21	159,815
	DIRECTV Holdings LLC
245,000	5.150%, 03/15/42	251,061
	Discovery Communications LLC
250,000	4.875%, 04/01/43	272,402
	DISH DBS (1)
110,000	5.875%, 07/15/22	112,750
	DNB Boligkreditt (4)
1,085,000	1.450%, 03/21/18	1,095,276
	Dr. Pepper Snapple Group
340,000	3.200%, 11/15/21	359,017
	Eksportfinans
425,000	3.000%, 11/17/14	424,832
	El Paso Pipeline Partners Operating LLC
165,000	6.500%, 04/01/20	204,231
	Electricite de France (1) (4)
460,000	5.250%, 01/29/49	463,576
	Enterprise Products Operating LLC
60,000	6.125%, 10/15/39	73,630
	Express Scripts Holding
60,000	6.125%, 11/15/41	78,174
	Ford Motor Credit LLC
235,000	6.625%, 08/15/17	276,507
200,000	5.000%, 05/15/18	223,527
	Freeport-McMoRan Copper & Gold (4)
390,000	2.375%, 03/15/18	393,253
	General Electric
130,000	4.125%, 10/09/42	138,233
	General Electric Capital MTN
130,000	5.875%, 01/14/38	158,091
	George Washington University
205,000	3.485%, 09/15/22	218,235
	Georgia Power
180,000	4.300%, 03/15/42	188,967
	Goldman Sachs Group
1,070,000	3.625%, 01/22/23	1,112,232
	Hartford Financial Services Group
215,000	5.500%, 03/30/20	257,343
	Hawk Acquisition Sub (4)
115,000	4.250%, 10/15/20	116,725
	HCA
240,000	4.750%, 05/01/23	250,800
	Health Care REIT
235,000	4.125%, 04/01/19	257,793
	Hertz
160,000	5.875%, 10/15/20	175,600
	Home Depot
280,000	4.200%, 04/01/43	294,768
	Hornbeck Offshore Services (4)
305,000	5.000%, 03/01/21	307,287
	HSBC Holdings
290,000	4.000%, 03/30/22	321,851
	Humana
90,000	7.200%, 06/15/18	110,374
	Icahn Enterprises
265,000	8.000%, 01/15/18	285,537
	ING US (4)
285,000	5.500%, 07/15/22	324,678
	Jabil Circuit
200,000	5.625%, 12/15/20	215,500
	JPMorgan Chase
315,000	3.250%, 09/23/22	323,215
	JPMorgan Chase Bank
475,000	6.000%, 10/01/17	562,484
	KFW
1,765,000	3.500%, 03/10/14	1,814,628
	Kinder Morgan Energy Partners
270,000	3.500%, 09/01/23	280,709
	Koninklijke KPN (1) (4)
260,000	7.000%, 03/28/73	259,688
	Kraft Foods
25,000	6.875%, 02/01/38	34,711
85,000	6.875%, 01/26/39	118,243
	Lambda Finance, Series 1A (1) (4)
85,664	0.430%, 09/20/31	85,398
	Liberty Mutual Group (4)
160,000	6.500%, 05/01/42	188,891
	Lorillard Tobacco
110,000	8.125%, 06/23/19	141,010
	Lynx I (4)
200,000	5.375%, 04/15/21	214,500
	Macy’s Retail Holdings
140,000	6.700%, 07/15/34	170,315
255,000	2.875%, 02/15/23	253,378
	Marathon Oil
345,000	2.800%, 11/01/22	345,572
	McKesson
120,000	7.500%, 02/15/19	157,381
	Mexichem (4)
200,000	6.750%, 09/19/42	230,000
	Mexico Generadora de Energia (4)
200,000	5.500%, 12/06/32	216,000
	Midamerican Energy Holdings
185,000	5.750%, 04/01/18	223,034

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	Mohawk Industries
175,000	3.850%, 02/01/23	183,591
	Morgan Stanley
215,000	5.500%, 01/26/20	250,519
970,000	3.750%, 02/25/23	1,008,775
	Mosaic
50,000	4.875%, 11/15/41	54,988
	National JSC Naftogaz of Ukraine
200,000	9.500%, 09/30/14	208,420
	Nevada Power, Series L
45,000	5.875%, 01/15/15	48,859
	Nisource Finance
120,000	4.800%, 02/15/44	123,965
	Noble Energy
95,000	6.000%, 03/01/41	120,021
235,000	4.150%, 12/15/21	263,169
	Nordstrom
125,000	6.750%, 06/01/14	133,322
	Novolipetsk Steel via Steel Funding (4)
375,000	4.450%, 02/19/18	379,687
	NXP (4)
205,000	5.750%, 03/15/23	217,300
	Occidental Petroleum
95,000	1.750%, 02/15/17	98,093
	Odebrecht Finance (4)
200,000	5.125%, 06/26/22	214,500
	ONEOK Partners
160,000	3.375%, 10/01/22	163,828
	Oracle
285,000	2.500%, 10/15/22	285,476
	Pacific LifeCorp (4)
110,000	5.125%, 01/30/43	112,503
	Pinnacle Foods Finance LLC (4)
195,000	4.875%, 05/01/21	201,094
	Prudential Financial
140,000	4.750%, 09/17/15	152,601
	Public Service Electric & Gas
75,000	3.650%, 09/01/42	75,038
	PVH
260,000	4.500%, 12/15/22	269,425
	Reynolds American
170,000	7.625%, 06/01/16	202,034
65,000	7.250%, 06/15/37	85,058
230,000	3.250%, 11/01/22	232,063
	Reynolds Group Issuer
285,000	7.125%, 04/15/19	308,513
	Rio Tinto Finance USA
230,000	3.500%, 03/22/22	240,737
	Rowan
165,000	5.400%, 12/01/42	170,493
	Sabine Pass Liquefaction LLC (4)
185,000	5.625%, 04/15/23	190,550
	Sabra Health Care
200,000	8.125%, 11/01/18	219,000
	SACI Falabella (4)
360,000	3.750%, 04/30/23	361,620
	SLM
90,000	6.000%, 01/25/17	97,875
	Softbank (4)
200,000	4.500%, 04/15/20	207,497
	Southern Copper
120,000	6.750%, 04/16/40	140,239
	Sparebank 1 Boligkreditt (4)
1,000,000	1.750%, 11/15/19	999,635
	Spectrum Brands Escrow (4)
115,000	6.625%, 11/15/22	127,075
	Swedbank Hypotek (4)
205,000	2.375%, 04/05/17	216,088
845,000	1.375%, 03/28/18	851,245
	Swiss Re Treasury US (4)
160,000	4.250%, 12/06/42	162,515
	Terex (1)
145,000	6.500%, 04/01/20	158,775
	Time Warner
115,000	4.900%, 06/15/42	124,841
	Time Warner Cable
100,000	6.550%, 05/01/37	121,091
	Turkiye Halk Bankasi (4)
200,000	3.875%, 02/05/20	202,000
	Tyson Foods
275,000	4.500%, 06/15/22	305,014
	UBS (4)
440,000	2.250%, 03/30/17	459,848
	United Business Media (4)
220,000	5.750%, 11/03/20	236,617
	United Rentals North America
190,000	6.125%, 06/15/23	205,675
	United Technologies
120,000	4.500%, 06/01/42	133,190
	Univision Communications (4)
180,000	7.875%, 11/01/20	203,400
	Valero Energy
50,000	4.500%, 02/01/15	53,166
	Virginia Electric and Power
120,000	4.000%, 01/15/43	126,293
	WellPoint
310,000	4.650%, 01/15/43	330,913

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	Wind Acquisition Finance (4)
200,000	7.250%, 02/15/18	212,000
	WPP Finance UK
160,000	8.000%, 09/15/14	174,044
	XL Group
225,000	5.750%, 10/01/21	270,689
	Yum! Brands
65,000	6.875%, 11/15/37	86,530
	TOTAL CORPORATE OBLIGATIONS (Cost $34,479,839)	36,410,910

	U.S. TREASURY OBLIGATIONS (7) — 10.9%
	United States Treasury Bills (6)
7,000,000	0.080%, 05/23/13	6,999,895
5,000,000	0.067%, 08/22/13	4,999,175
	United States Treasury Notes
185,000	2.750%, 11/15/42	179,479
215,000	0.375%, 01/15/16	215,520
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,392,593)	12,394,069

	COLLATERALIZED MORTGAGE OBLIGATIONS — 10.0%
	Aire Valley Mortgages, Series 1A (1) (4)
294,175	0.520%, 09/20/66	277,013
	Auburn Securities, Series 3 (1) (5)
76,687	1.141%, 11/01/39	116,530
	Auburn Securities, Series 4 (1) (5)
260,006	0.891%, 10/01/41	383,773
	Auburn Securities, Series 5 (1) (5)
192,196	0.811%, 12/01/41	279,964
	Banc of America Re-Remic Trust, Series CLRN (1) (4)
210,000	1.349%, 08/15/29	211,915
	BB-UBS Trust, Series SHOW (4)
325,000	3.882%, 11/05/36	349,893
	BCAP LLC Trust, Series 2010-RR7, Class 4A2 (4)
40,888	5.000%, 04/26/20	41,836
	BCAP LLC Trust, Series RR4 (1) (4)
402,576	0.280%, 11/26/36	383,190
	Brunel Residential Mortgage Securitisation, Series 1A (1) (4)
199,908	0.477%, 01/13/39)	196,043
	Countrywide Asset-Backed Certificates, Series IM1 (1)
295,000	0.600%, 11/25/35	266,437
	E-MAC Program, Series NL3A (1) (4)
487,573	0.351%, 07/25/47	452,944
	Eurosail , Series 2X (1) (5)
281,986	0.667%, 12/15/44	415,694
	Extended Stay America Trust, Series ESH7 (4)
240,000	3.604%, 12/05/31	246,333
240,000	2.958%, 12/05/31	247,868
	First Flexible, Series 4 (1) (5)
14,519	1.031%, 07/01/36	21,874
	Flagship Credit Auto Trust, Series 1 (4)
660,000	1.320%, 04/16/18	665,105
	FREMF Mortgage Trust, Series K18 (1) (4)
115,000	4.410%, 01/25/45	124,218
	FREMF Mortgage Trust, Series K21 (1) (4)
245,000	4.072%, 07/25/45	260,664
	FREMF Mortgage Trust, Series K22 (1) (4)
390,000	3.812%, 08/25/45	383,812
	FREMF Mortgage Trust, Series K706 (1) (4)
495,000	4.162%, 11/25/44	533,600
	FREMF Mortgage Trust, Series K711 (1) (4)
180,000	3.685%, 08/25/45	188,262
	FREMF Mortgage Trust, Series K712 (1) (4)
340,000	3.367%, 05/25/45	350,797
	FREMF Mortgage Trust, Series KF01 (1) (4)
745,000	2.804%, 10/25/44	766,626
	GMAC Mortgage Loan Trust, Series AR1 (1)
327,109	4.499%, 10/19/33	338,422
	Granite Master Issuer, Series 1X (1) (5)
167,000	1.093%, 12/20/54	236,711
	Holland Homes Mortgage-Backed Security, Series III (1) (5)
144,880	0.336%, 03/20/83	186,938

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	Impac CMB Trust, Series 2004-10, Class 4A1 (1)
50,976	0.940%, 03/25/35	50,500
	Impac Secured Assets CMN Owner Trust, Series 1 (1)
206,777	0.610%, 05/25/36	203,033
	Impac Secured Assets CMN Owner Trust, Series 2 (1)
34,857	0.630%, 08/25/36	34,288
344,214	0.550%, 08/25/36	343,187
	JPMorgan Mortgage Trust, Series 2013-1 (1) (4)
547,925	2.500%, 03/01/43	563,414
	Mansard Mortgages, Series 1X (1) (5)
11,064	0.706%, 10/15/48	16,748
	Opteum Mortgage Acceptance, Series 3 (1)
252,728	0.490%, 07/25/35	250,361
	Paragon Mortgages, Series 16 (1)
119,788	3.257%, 04/15/39	190,729
	Preferred Residential Securities, Series 8X (1) (5)
95,240	0.747%, 12/15/42	141,092
	Real Estate Capital, Series 5 (1) (5)
331,679	0.734%, 07/25/16	514,827
	Residential Accredit Loans, Series 1999-QS4, Class A1
1,230	6.250%, 03/25/14	1,238
	Residential Mortgage Securities, Series 20X (1) (5)
85,270	0.770%, 08/10/38	129,783
	Residential Mortgage Securities, Series 22X (1) (5)
269,775	0.691%, 11/14/39	405,100
	Sequoia Mortgage Trust, Series 2012-1, Class 1A1 (1)
300,461	2.865%, 01/25/42	308,308
	Wells Fargo Mortgage-Backed Securities Trust, Series 16
242,409	5.000%, 11/25/36	250,166
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,100,827)	11,329,236

	ASSET-BACKED SECURITIES — 3.8%
	Accredited Mortgage Loan Trust, Series 1 (1)
219,883	0.550%, 04/25/35	214,206
	Accredited Mortgage Loan Trust, Series 3 (1)
113,190	1.280%, 10/25/34	108,479
	Accredited Mortgage Loan Trust, Series 4 (1)
36,667	0.410%, 12/25/35	36,597
	American Credit Acceptance Receivables Trust, Series 1 (4)
225,000	1.450%, 04/16/18	225,130
	American Credit Acceptance Receivables Trust, Series 2 (4)
211,518	1.890%, 07/15/16	212,418
	American Credit Acceptance Receivables Trust, Series 3 (4)
163,901	1.640%, 11/15/16	164,041
	AmeriCredit Automobile Receivables Trust, Series 4
155,000	1.310%, 11/08/17	156,279
	AmeriCredit Automobile Receivables Trust, Series 5
180,000	1.120%, 11/08/17	181,337
	Cabela’s Master Credit Card Trust, Series 2A (1) (4)
190,000	0.679%, 06/15/20	190,595
	Credit Suisse First Boston Mortgage Securities, Series AA1 (1)
48,665	1.250%, 02/25/35	45,816
	Credit-Based Asset Servicing and Securitization LLC, Series CB4
19,158	5.000%, 03/25/31	18,715
	Cronos Containers Program, Series 1A (4)
250,000	3.080%, 04/18/28	250,317
	DT Auto Owner Trust, Series 1A (4)
63,980	1.060%, 01/15/15	64,036
	DT Auto Owner Trust, Series 2A (4)
250,000	4.350%, 03/15/19	264,423
	Global SC Finance, Series 1A (3) (4)
525,000	2.980%, 04/17/28	527,007
	Lake Country Mortgage Loan Trust, Series 2006-HE1 (1) (4)
520,000	0.850%, 07/25/34	499,752
	Lambda Finance, Series 2007-1 (5)
54,287	0.430%, 09/20/31	54,247
	Nationstar Home Equity Loan Trust, Series A (1)
289,239	0.350%, 03/25/37	271,289

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	Park Place Securities, Series WHQ4 (1)
69,368	0.570%, 09/25/35	68,888
	RAMP Trust, Series RZ1 (1)
350,000	0.600%, 03/25/36	314,858
	RAMP Trust, Series RZ3 (1)
100,000	0.680%, 09/25/35	94,211
	SNAAC Auto Receivables Trust, Series 1A (4)
67,620	1.780%, 06/15/16	68,007
	Thornburg Mortgage Securities Trust, Series 4 (1)
159,247	2.625%, 09/25/37	156,685
	Wheels SPV LLC, Series 1 (4)
179,539	1.190%, 03/20/21	180,425
	TOTAL ASSET-BACKED SECURITIES (Cost $4,322,565)	4,367,758

	MUNICIPAL BONDS — 2.7%
	Florida — 0.9%
1,035,000	Florida Hurricane Catastrophe Fund Finance, RB
	2.995%, 07/01/20	1,040,258

	Georgia — 0.4%
370,000	Municipal Electric Authority of Georgia, RB
	6.637%, 04/01/57	444,736

	Illinois — 0.3%
330,000	State of Illinois, GO
	7.350%, 07/01/35	405,012

	New York — 0.1%
75,000	Metropolitan Transportation Authority, RB
	6.814%, 11/15/40	102,221

	North Carolina — 0.3%
320,000	University of North Carolina at Chapel Hill, RB
	3.596%, 12/01/33	333,306

	Ohio — 0.2%
170,000	American Municipal Power, RB
	8.084%, 02/15/50	258,871

	Pennsylvania — 0.3%
350,000	Philadelphia Authority for Industrial Development, RB
	3.964%, 04/15/26	354,967

	Utah — 0.2%
170,000	State of Utah, GO
	3.539%, 07/01/25	187,129
	TOTAL MUNICIPAL BONDS (Cost $3,024,175)	3,126,500

	COMMERCIAL MORTGAGE-BACKED OBLIGATIONS — 0.9%
	LCP Proudreed, Series 1 (1) (5)
294,438	0.768%, 08/25/16	437,927
	LSTAR Commercial Mortgage Trust, Series 2001-1, Class B (1) (4)
110,000	5.542%, 06/25/43	120,036
	Morgan Stanley Capital I, Series 2003-T11, Class A4
211,958	5.150%, 06/13/41	212,214
	Morgan Stanley Capital I Trust, Series 2013-WLSR (4)
205,000	2.695%, 01/11/32	213,781
	TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS (Cost $958,757)	983,958

	SOVEREIGN GOVERNMENTS — 0.6%
	Province of Manitoba Canada
185,000	9.625%, 12/01/18	259,299
	Sri Lanka Government International Bond (4)
235,000	5.875%, 07/25/22	249,687
	Venezuela Government International Bond
230,000	8.500%, 10/08/14	235,750
	TOTAL SOVEREIGN GOVERNMENTS (Cost $737,960)	744,736

Shares

	SHORT-TERM INVESTMENT (8) — 8.0%
9,049,570	JPMorgan Prime Money Market Fund, 0.010% (Cost $9,049,570)	9,049,570

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (continued)

April 30, 2013 (unaudited)

Value $

TOTAL INVESTMENTS — 109.8%
(Cost $121,825,589)	124,899,913
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (9.8)%	(11,181,991)
NET ASSETS — 100%	$113,717,922

(1)	Variable Rate Security — Rate disclosed is as of April 30, 2013.
(2)	Security considered illiquid. On April 30, 2013 the value of these securities amounted to $5,066,866, representing 4.5% of the net assets of the Fund.
(3)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2013, the value of these securities amounted to $21,049,076, representing 18.5% of the net assets of the Fund.

(5)

Security exempt from registration under Reg S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2013, the value of these securities amounted to $3,341,208, representing 2.9% of the net assets of the Fund.

(6)	Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.
(7)	Security, or a portion of these securities, have been segregated by the Advisor as collateral for open derivative positions and mortgage dollar rolls.
(8)	The rate shown represents the 7-day current yield as of April 30, 2013.

The accompanying notes are an integral part of the financial statements.

The open futures contracts held by the Fund at April 30, 2013, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
90-Day Euro$	(11)	Dec-2013	$(5,413)
90-Day Euro$	(11)	Dec-2014	(2,425)
90-Day Euro$	(11)	Jun-2013	(4,725)
90-Day Euro$	(11)	Jun-2014	(6,488)
90-Day Euro$	(11)	Mar-2014	(5,813)
90-Day Euro$	(11)	Mar-2015	(4,687)
90-Day Euro$	(11)	Sep-2013	(5,038)
90-Day Euro$	(11)	Sep-2014	(3,850)
Canadian 10-Year Bond	17	Jun-2013	65,736
Euro-Bund	(7)	Jun-2013	(28,765)
Long Gilt 10-Year Bond	6	Jun-2013	48,567
U.S. 2-Year Treasury Note	138	Jun-2013	21,767
U.S. 5-Year Treasury Note	(94)	Jun-2013	(51,180)
U.S. 10-Year Treasury Note	(13)	Jun-2013	(21)
U.S. Long Treasury Bond	14	Jun-2013	43,915
U.S. Ultra Long Treasury Bond	25	Jul-2013	144,881
			$206,461

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2013, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	5/22/13	TRY	400,366	USD	218,971	$(3,810)
Barclays Capital	5/22/13	USD	224,000	RUB	6,847,344	(4,934)
Barclays Capital	5/22/13	USD	224,000	TRY	400,366	(1,219)
Barclays Capital	5/28/13	USD	224,000	COP	403,043,200	(3,643)
Barclays Capital	5/28/13	USD	561,408	MXP	6,959,736	10,400
Barclays Capital	5/28/13	USD	224,000	PEN	575,456	(6,724)
HSBC	5/21/13	JPY	94,600,000	USD	1,003,104	32,597
HSBC	5/22/13	RUB	6,847,344	USD	219,607	540
JPMorgan Securities	5/23/13	GBP	2,304,996	USD	3,519,131	(60,737)
State Street Bank	5/23/13	EUR	138,661	USD	180,266	(2,371)
						$(39,901)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2013 (unaudited)

COP— Colombian Peso
EUR — Euro
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GBP — British Pound
GNMA — Government National Mortgage Association
GO — General Obligation
IO — Interest Only
JPY — Japanese Yen
LLC — Limited Liability Corporation
LP — Limited Partnership
MTN — Medium Term Note
MXP — Mexican Peso
PEN — Peruvian Nuevo Sol
RB — Revenue Bond
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
RUB— Russian Ruble
TBA — To be announced
TRY — Turkish New Lira
USD — United States Dollar

The following is a summary of the inputs used as of April 30, 2013, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
U.S. Government Mortgage-Backed Obligations	$—	$46,493,176	$—	$46,493,176
Corporate Obligations	—	36,410,910	—	36,410,910
U.S. Treasury Obligations	—	12,394,069	—	12,394,069
Collateralized Mortgage Obligations	—	11,329,236	—	11,329,236
Asset-Backed Securities	—	4,367,758	—	4,367,758
Municipal Bonds	—	3,126,500	—	3,126,500
Commercial Mortgage-Backed Obligations	—	983,958	—	983,958
Sovereign Governments	—	744,736	—	744,736
Short-Term Investment	9,049,570	—	—	9,049,570

Total Investments in Securities	$9,049,570	$115,850,343	$—	$124,899,913

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Futures — Unrealized Appreciation	$—	$324,866	$—	$324,866
Futures — Unrealized Depreciation	—	(118,405)	—	(118,405)
Forwards — Unrealized Appreciation	—	43,537	—	43,537
Forwards — Unrealized Depreciation	—	(83,438)	—	(83,438)
Total Other Financial Instruments	$—	$166,560	$—	$166,560

(1) There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder Absolute Return EMD and Currency Fund

Schedule of Investments

April 30, 2013 (unaudited)

Principal Amount †		Value $

	FOREIGN GOVERNMENT BONDS — 48.7%
	Bank of Thailand (1)
31,200,000	2.762%, 02/13/15	1,050,999
10,200,000	2.760%, 02/26/16	346,404
16,000,000	2.758%, 02/15/14	544,724
		1,942,127
	Czech Republic Government Bond
40,200,000	2.800%, 09/16/13	2,072,472
39,700,000	2.750%, 03/31/14	2,075,281
		4,147,753
	European Financial Stability Facility Treasury Bill (2)
847,133	0.023%, 06/17/13	1,115,589
	Hellenic Republic Government Bond
1,525,000	2.000%, 02/24/23	1,086,939
2,378,000	2.000%, 02/24/24	1,573,214
1,473,200	2.000%, 02/24/25	944,029
1,128,200	2.000%, 02/24/26	700,695
559,000	2.000%, 02/24/27	344,375
		4,649,252
	Indonesia Treasury Bond
7,000,000,000	9.500%, 06/15/15	793,134
	Malaysia Government Bond
5,200,000	3.741%, 02/27/15	1,733,729
	Mexico Cetes (2)
430,000,000	4.638%, 11/14/13	3,467,785
110,000,000	4.085%, 04/03/14	873,637
171,000,000	3.545%, 06/13/13	1,401,864
756,000,000	3.047%, 09/19/13	6,134,021
		11,877,307
	Poland Government Bond
8,200,000	5.750%, 04/25/14	2,672,881
5,190,000	5.000%, 10/24/13	1,659,630
		4,332,511
	Serbia Treasury Bonds
30,000,000	10.000%, 01/10/15	354,452
9,500,000	10.000%, 12/06/15	112,385
		466,837
	Singapore Government Bond
3,720,000	3.625%, 07/01/14	3,141,590
890,000	2.250%, 07/01/13	725,051
4,095,000	1.375%, 10/01/14	3,381,086
		7,247,727
	South Africa Government Bond
3,080,000	7.500%, 01/15/14	348,841
5,350,000	6.750%, 03/31/21	622,944
		971,785
	Thailand Government Bond (1)
1,500,000	2.812%, 01/29/14	51,070
24,784,000	2.809%, 11/26/14	843,779
		894,849
	Thailand Government Index Linked Bond
86,950,787	1.200%, 07/14/21	3,042,072
	Vietnam Government Bond
5,900,000,000	12.150%, 01/16/17	317,636
7,000,000,000	11.350%, 02/27/17	371,115
14,210,000,000	9.600%, 06/30/17	715,116
9,000,000,000	9.500%, 06/15/17	451,560
18,540,000,000	9.300%, 01/15/18	920,585
18,000,000,000	9.100%, 01/31/23	865,096
		3,641,108
	TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $44,047,192)	46,855,780

	U.S. TREASURY OBLIGATIONS — 39.8%
	United States Treasury Bills (2) (6)
2,800,000	0.136%, 05/23/13	2,799,958
4,000,000	0.129%, 08/22/13	3,999,340
3,500,000	0.128%, 08/15/13	3,499,433
1,600,000	0.126%, 08/29/13	1,599,773
2,000,000	0.116%, 08/08/13	1,999,726
2,300,000	0.103%, 08/01/13	2,299,722
3,500,000	0.103%, 09/12/13	3,499,153
700,000	0.098%, 07/18/13	699,936
3,000,000	0.093%, 07/05/13	2,999,850
3,000,000	0.086%, 10/10/13	2,998,989
8,000,000	0.085%, 09/26/13	7,997,696
3,000,000	0.081%, 10/17/13	2,998,944
500,000	0.021%, 05/02/13	499,999
400,000	0.016%, 07/11/13	399,980
	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $38,287,753)	38,292,499

The accompanying notes are an integral part of the financial statements.

Principal Amount †		Value $
	CONVERTIBLE BONDS — 9.3%
	China — 0.4%
	SOHO China
2,700,000	3.750%, 07/02/14	449,701
	Hong Kong — 2.0%
	China Overseas Finance Investment Cayman (3) (4)
600,000	0.000%, 05/14/14	926,400
	Hong Kong Exchanges and Clearing (1)
900,000	0.500%, 10/23/17	992,025
		1,918,425
	India — 1.5%
	Vedanta Resources Jersey
1,400,000	5.500%, 07/13/16	1,453,200
	Jersey — 1.2%
	Magnolia Finance (1)
1,100,000	4.000%, 03/29/49	1,126,322
	Netherlands — 0.6%
	Lukoil International Finance BV
500,000	2.625%, 06/16/15	552,500
	Philippines — 0.7%
	San Miguel
600,000	2.000%, 05/05/14	704,250
	South Korea — 1.2%
	SK Hynix
400,000	2.650%, 05/14/15	453,200
	SK Telecom
580,000	1.750%, 04/07/14	745,010
		1,198,210
	Taiwan — 0.7%
	TPK Holding (3) (4)
500,000	0.000%, 10/01/17	656,375
	United Arab Emirates — 0.3%
	Pyrus (4)
200,000	7.500%, 12/20/15	268,200
	Vietnam — 0.7%
	Vingroup JSC (4)
600,000	5.000%, 04/03/17	663,750

	TOTAL CONVERTIBLE BONDS
	(Cost $8,613,004)	8,990,933

Shares
	SHORT-TERM INVESTMENT (5) — 2.9%
2,807,990	JPMorgan Prime Money Market Fund, 0.010%
	(Cost $2,807,990)	2,807,990

	TOTAL INVESTMENTS — 100.7%
	(Cost $93,755,939)	96,947,202

	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.7)%	(688,973)

	NET ASSETS — 100%	$96,258,229

† In local currency

(1)         Variable Rate Security — Rate disclosed is as of April 30, 2013.

(2)         Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.

(3)         Zero Coupon Security issued at par.

(4)         Security exempt from registration under Reg S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2013, the value of these securities amounted to $2,514,725, representing 2.6% of the net assets of the Fund.

(5)         The rate shown represents the 7-day current yield as of April 30, 2013.

(6)         Security, or a portion of these securities, have been segregated by the Advisor as collateral for open derivative positions.

The accompanying notes are an integral part of the financial statements.

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2013, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	5/7/13	USD	263,026	PLN	826,000	$(1,761)
Barclays Capital	5/7/13	USD	1,155,003	TRY	2,060,000	(6,822)
Barclays Capital	5/8/13-8/5/13	USD	946,710	TWD	27,903,378	(154)
Barclays Capital	5/13/13	USD	253,769	EUR	190,000	(3,527)
Barclays Capital	5/20/13-6/4/13	USD	1,958,732	MXP	24,100,000	21,118
Barclays Capital	5/22/13	PHP	11,962,777	USD	290,077	(318)
Barclays Capital	5/28/13-5/31/13	PLN	6,590,000	USD	2,053,526	(27,150)
Barclays Capital	6/4/13	SGD	798,000	USD	645,156	(2,737)
Barclays Capital	6/6/13	HUF	151,666,667	USD	653,864	(10,737)
Barclays Capital	3/11/14	CNY	2,800,000	USD	444,995	(3,373)
Barclays Capital	3/11/14-5/5/14	USD	3,580,267	CNY	22,513,319	23,792
BNP Paribas	6/6/13	USD	1,435,448	HUF	334,000,000	28,133
BNP Paribas	6/17/13	USD	1,846,530	EUR	1,400,000	(2,202)
BNP Paribas	6/28/13	USD	1,416,298	PHP	57,700,000	(18,200)
Citigroup Global Markets	5/6/13	USD	823,723	MYR	2,500,000	(2,408)
Citigroup Global Markets	5/7/13	PLN	826,000	USD	265,237	3,972
Citigroup Global Markets	6/5/13-6/6/13	HUF	493,333,333	USD	2,139,228	(22,628)
Citigroup Global Markets	6/17/13-7/9/13	THB	12,703,304	USD	431,038	(310)
Citigroup Global Markets	7/12/13	USD	804,585	RSD	70,200,000	17,171
Citigroup Global Markets	7/29/13	MYR	2,500,000	USD	819,807	3,533
Credit Suisse First Boston	5/13/13	EUR	1,160,000	USD	1,508,022	(19,771)
Credit Suisse First Boston	5/13/13	USD	496,194	EUR	370,000	(8,881)
Credit Suisse First Boston	5/20/13	RUB	25,800,000	USD	828,516	2,803
Credit Suisse First Boston	6/11/13	USD	1,866,626	RUB	58,000,000	(17,668)
Deutsche Bank Securities	5/13/13	USD	294,481	EUR	220,000	(4,727)
Deutsche Bank Securities	5/21/13	USD	291,562	HUF	65,000,000	(6,244)
Deutsche Bank Securities	5/21/13	USD	800,298	PHP	32,500,000	(11,333)
Deutsche Bank Securities	5/22/13	PHP	33,637,223	USD	816,437	(103)
Deutsche Bank Securities	5/29/13	USD	931,795	INR	51,600,000	20,426
Deutsche Bank Securities	5/31/13	USD	891,379	PLN	2,800,000	(7,355)
Deutsche Bank Securities	7/8/13	USD	365,553	RSD	32,600,000	16,428
Deutsche Bank Securities	5/5/14	USD	1,212,715	CNY	7,559,920	(3,250)
HSBC	5/6/13	MYR	2,500,000	USD	799,233	(22,083)
HSBC	5/7/13	TRY	2,060,000	USD	1,138,625	(9,556)
HSBC	5/7/13-6/17/13	THB	53,131,884	USD	1,793,942	(12,330)
HSBC	5/20/13-7/5/13	USD	609,924	RUB	18,900,000	(6,589)
HSBC	5/20/13-7/24/13	USD	537,857	PHP	22,000,000	(4,482)
HSBC	5/21/13	PHP	32,500,000	USD	788,948	(16)
HSBC	5/21/13	USD	341,014	KRW	370,000,000	(5,314)
HSBC	5/22/13	INR	31,250,000	USD	564,302	(13,194)
HSBC	5/31/13-7/9/13	MXP	29,800,000	USD	2,350,738	(92,538)
HSBC	7/9/13	USD	283,362	THB	8,200,000	(5,099)
HSBC	5/5/14	USD	924,302	CNY	5,759,264	(2,912)

The accompanying notes are an integral part of the financial statements.

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2013, is as follows (concluded)

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
JPMorgan Securities	5/6/13-7/15/13	USD	1,299,338	HUF	292,000,000	$(21,660)
JPMorgan Securities	5/7/13-6/5/13	CZK	26,800,000	USD	1,371,339	2,855
JPMorgan Securities	5/29/13-7/15/13	USD	872,904	INR	47,650,000	3,684
JPMorgan Securities	6/4/13	MXP	90,310,000	USD	7,005,939	(409,564)
JPMorgan Securities	6/4/13	USD	3,176,599	MXP	39,050,000	29,861
JPMorgan Securities	6/4/13	USD	1,555,900	SGD	1,930,000	11,060
JPMorgan Securities	6/4/13-6/13/13	SGD	9,695,000	USD	7,773,480	(97,877)
JPMorgan Securities	6/11/13	USD	425,507	THB	12,500,000	(662)
JPMorgan Securities	6/17/13	USD	527,835	EUR	407,000	8,338
JPMorgan Securities	7/1/13	MYR	2,670,000	USD	862,933	(10,618)
JPMorgan Securities	7/17/13	ZAR	2,300,000	USD	245,892	(7,669)
Royal Bank of Scotland	5/22/13	USD	812,568	INR	45,000,000	19,026
Royal Bank of Scotland	5/22/13	USD	1,121,909	PHP	45,600,000	(14,974)
State Street Bank	5/6/13-5/21/13	HUF	208,000,000	USD	910,327	(3,901)
State Street Bank	5/6/13-7/19/13	USD	2,519,417	HUF	572,000,000	(14,582)
State Street Bank	5/20/13	ZAR	3,200,000	USD	357,318	1,706
State Street Bank	6/5/13	PLN	4,940,000	USD	1,538,692	(20,423)
State Street Bank	6/5/13-7/15/13	CZK	54,700,000	USD	2,770,167	(23,342)
State Street Bank	6/17/13	EUR	695,000	USD	904,026	(11,551)
State Street Bank	6/17/13	USD	570,137	EUR	439,500	8,850
Standard Bank	5/7/13-7/9/13	USD	3,934,654	THB	115,600,000	(8,951)
Standard Bank	5/8/13	TWD	10,300,000	USD	347,410	(1,637)
Standard Bank	5/8/13-8/5/13	USD	1,324,665	TWD	38,996,622	(1,617)
Standard Bank	5/20/13	MXP	5,800,000	USD	453,178	(23,673)
Standard Bank	5/20/13	ZAR	3,140,000	USD	351,368	2,423
Standard Bank	5/21/13	KRW	370,000,000	USD	338,332	2,632
Standard Bank	5/29/13	USD	1,105,592	INR	60,600,000	12,714
Standard Bank	6/4/13	USD	1,957,086	PHP	79,600,000	(25,906)
Standard Bank	7/9/13	IDR	7,200,000,000	USD	735,219	1,172
Standard Bank	7/9/13	THB	47,264,812	USD	1,606,906	2,995
Standard Bank	7/29/13	SGD	435,000	USD	351,444	(1,749)
Standard Bank	11/4/13-5/5/14	USD	2,281,514	CNY	14,267,497	6,963
UBS Securities	5/13/13	USD	502,248	EUR	380,000	(1,764)
UBS Securities	5/20/13-8/6/13	USD	2,675,923	RUB	84,200,000	(8,957)
UBS Securities	5/28/13	USD	280,647	PLN	890,000	409
UBS Securities	6/11/13	RUB	16,000,000	USD	500,383	(9,675)
UBS Securities	6/17/13	EUR	2,100,000	USD	2,719,630	(46,862)
						$(871,322)

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

April 30, 2013 (unaudited)

CNY — Chinese Yuan
CZK — Czech Koruna
EUR — Euro
HUF — Hungarian Forint
IDR — Indonesian Rupiah
INR — Indian Rupee
KRW — South Korean Won
MXP — Mexican Peso
MYR — Malaysian Ringgit
PHP — Philippine Peso
PLN — Polish Zloty
RSD — Serbian Dinar
RUB — Russian Ruble
SGD — Singapore Dollar
THB — Thailand Baht
TRY — Turkish New Lira
TWD — Taiwan Dollar
USD — United States Dollar
ZAR — South African Rand

The following is a summary of inputs used as of April 30, 2013, in valuing the Schroder Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Foreign Government Bonds	$—	$46,855,780	$—	$46,855,780
U.S. Treasury Obligations	—	38,292,499	—	38,292,499
Convertible Bonds	—	8,990,933	—	8,990,933
Short-Term Investment	2,807,990	—	—	2,807,990
Total Investments in Securities	$2,807,990	$94,139,212	$—	$96,947,202

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards — Unrealized Appreciation	$—	$252,064	$—	$252,064
Forwards — Unrealized Depreciation	—	(1,123,386)	—	(1,123,386)
Total Other Financial Instruments	$—	$(871,322)	$—	$(871,322)

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities

April 30, 2013 (unaudited)

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
ASSETS
Investments in securities, at value — Note 2	$618,127,005	$136,066,801	$78,945,120
Cash	—	—	—
Foreign currency	750	4	—
Receivable for Fund shares sold	17,002,614	10,478	11,461
Prepaid expenses	54,390	29,643	30,530
Receivable for securities sold	6,954	1,249,064	893,778
Dividends and tax reclaims receivable	606,974	38,357	9,932
Due from Investment Advisor — Note 3	—	—	27,208
Unrealized appreciation on spot foreign currency contracts	5,671	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Initial margin for futures contracts	1,673,000	—	—
Interest receivable	—	—	—
Variation margin receivable	95,600	—	—
TOTAL ASSETS	637,572,958	137,394,347	79,918,029
LIABILITIES
Payable for securities purchased	478,004	1,285,405	230,575
Unrealized depreciation on spot foreign currency contracts	—	—	—
Variation margin payable	—	—	—
Income distributions payable	—	—	—
Accrued foreign capital gains tax on appreciated securities	—	—	—
Unrealized depreciation on forward foreign currency contracts	271,086	—	—
Payable for Fund shares redeemed	23,265	199,606	337,002
Investment Advisory fees payable — Note 3	125,536	110,887	66,043
Legal fees payable	59,160	26,707	24,889
Audit fees payable	15,240	16,436	16,627
Sub-administration fees payable — Note 3	6,529	9,703	5,779
Trustees’ fees and expenses payable — Note 6	1,258	599	533
Distribution fees payable, Advisor Shares — Note 3	60	594	1,181
Shareholder service fees payable, Institutional Service Shares — Note 3	—	—	—
Shareholder service fees payable, Advisor Shares — Note 3	—	—	—
Accrued expenses and other liabilities	66,666	41,001	38,568
TOTAL LIABILITIES	1,046,804	1,690,938	721,197
NET ASSETS	$636,526,154	$135,703,409	$79,196,832
Cost of securities	$503,342,194	$110,004,068	$64,382,271
Cost of foreign currency	$750	$4	$—
NET ASSETS
Capital paid-in	$550,945,034	$97,141,319	$52,379,963
Undistributed (distributions in excess of) net investment income	3,037,803	240,671	37,679
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(33,107,497)	12,258,686	12,216,341
Accumulated foreign capital gains tax on appreciated securities	—	—	—
Net unrealized appreciation on investments	114,784,811	26,062,733	14,562,849
Net unrealized appreciation on futures	1,137,489	—	—
Net unrealized depreciation on forward foreign currency contracts and foreign currency translations	(271,486)	—	—
NET ASSETS	$636,526,154	$135,703,409	$79,196,832
Net Assets:
Investor/Institutional Shares*	$636,326,664	$134,484,100	$73,076,807
Advisor/Institutional Service Shares*	199,490	1,219,309	6,120,025
Total shares outstanding end of year:
Investor/Institutional Shares*	52,221,525	5,287,296	5,495,643
Advisor/Institutional Service Shares*	16,411	48,771	467,843
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor/Institutional Shares*	$12.19	$25.44	$13.30
Advisor/Institutional Service Shares*	12.16	25.00	13.08

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	International Alpha Fund	International Multi-Cap Value Fund	Global Multi-Cap Equity Fund (formerly Global Quality Fund)	Total Return Fixed Income Fund	Absolute Return EMD and Currency Fund
ASSETS
Investments in securities, at value — Note 2	$870,205,054	$180,354,126	$106,473,712	$97,996,546	$124,899,913	$96,947,202
Cash	—	—	560	—	—	—
Foreign currency	1,199,343	36	151,713	54,126	289,000	1,435,610
Receivable for Fund shares sold	1,569,706	53,446	253,906	6,771	30,958	977,856
Prepaid expenses	57,314	26,295	21,051	26,847	26,085	28,305
Receivable for securities sold	1,845,683	3,523,911	907,345	343,957	9,099,653	—
Dividends and tax reclaims receivable	1,261,703	855,835	554,382	325,881	196	69
Due from Investment Advisor — Note 3	—	20,609	42,145	29,252	23,279	17,141
Unrealized appreciation on spot foreign currency contracts	294	11,449	12,158	—	—	1,943
Unrealized appreciation on forward foreign currency contracts	—	—	37,021	2,936	43,537	252,064
Initial margin for futures contracts	—	—	—	21,000	211,756	—
Interest receivable	—	—	—	—	582,843	424,811
Variation margin receivable	—	—	552	451	2,391	—
TOTAL ASSETS	876,139,097	184,845,707	108,454,545	98,807,767	135,209,611	100,085,001
LIABILITIES
Payable for securities purchased	2,934,710	3,701,634	1,150,411	289,681	21,150,304	1,410,860
Unrealized depreciation on spot foreign currency contracts	715	9,288	9,485	—	—	—
Variation margin payable	—	—	—	—	14,262	—
Income distributions payable	—	—	—	—	10,502	—
Accrued foreign capital gains tax on appreciated securities	1,848,197	66,131	7,915	25,087	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	172,372	68,461	83,438	1,123,386
Payable for Fund shares redeemed	507,247	154,676	74,939	19,143	92,964	1,118,231
Investment Advisory fees payable — Note 3	668,932	115,416	66,542	44,093	23,225	70,873
Legal fees payable	66,625	25,677	22,222	34,528	32,315	22,174
Audit fees payable	16,670	16,151	22,696	22,371	20,879	26,914
Sub-administration fees payable — Note 3	58,532	12,624	7,278	7,015	8,129	6,890
Trustees’ fees and expenses payable — Note 6	1,478	1,268	552	573	503	7,049
Distribution fees payable, Advisor Shares — Note 3	34,490	17,636	4,781	—	1,239	4,075
Shareholder service fees payable, Institutional Service Shares — Note 3	—	—	—	598	—	—
Shareholder service fees payable, Advisor Shares — Note 3	—	7,880	2,022	—	—	—
Accrued expenses and other liabilities	148,236	41,603	100,194	63,770	53,929	36,320
TOTAL LIABILITIES	6,285,832	4,169,984	1,641,409	575,320	21,491,689	3,826,772
NET ASSETS	$869,853,265	$180,675,723	$106,813,136	$98,232,447	$113,717,922	$96,258,229
Cost of securities	$793,994,568	$170,040,902	$97,733,367	$88,045,663	$121,825,589	$93,755,939
Cost of foreign currency	$1,206,119	$36	$150,608	$53,596	$287,005	$1,420,391
NET ASSETS
Capital paid-in	$815,889,998	$176,910,140	$97,119,099	$84,391,401	$109,732,665	$93,650,193
Undistributed (distributions in excess of) net investment income	896,791	1,186,403	212,526	738,362	(237,638)	(446,025)
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(21,284,108)	(7,665,315)	883,101	3,241,241	980,329	723,408
Accumulated foreign capital gains tax on appreciated securities	(1,848,197)	(66,131)	(7,915)	(25,087)	—	—
Net unrealized appreciation on investments	76,210,486	10,313,224	8,740,345	9,950,883	3,074,324	3,191,263
Net unrealized appreciation on futures	—	—	552	—	206,461	—
Net unrealized depreciation on forward foreign currency contracts and foreign currency translations	(11,705)	(2,598)	(134,572)	(64,353)	(38,219)	(860,610)
NET ASSETS	$869,853,265	$180,675,723	$106,813,136	$98,232,447	$113,717,922	$96,258,229
Net Assets:
Investor/Institutional Shares*	$685,341,878	$82,496,357	$81,410,387	$89,486,140	$107,587,047	$73,494,065
Advisor/Institutional Service Shares*	184,511,387	98,179,366	25,402,749	8,746,307	6,130,875	22,764,164
Total shares outstanding end of year:
Investor/Institutional Shares*	50,537,290	7,478,457	8,549,928	7,486,422	10,348,947	7,110,818
Advisor/Institutional Service Shares*	13,654,660	8,837,501	2,666,963	732,020	589,214	2,207,913
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor/Institutional Shares*	$13.56	$11.03	$9.52	$11.95	$10.40	$10.34
Advisor/Institutional Service Shares*	13.51	11.11	9.52	11.95	10.41	10.31

* Institutional shares and Institutional Service Shares pertain only to the Global Multi-Cap Equity Fund (formerly Global Quality Fund).

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Operations

For the Six Months Ended April 30, 2013 (unaudited)

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
INVESTMENT INCOME
Dividend income	$6,995,724	$1,196,611	$567,664
Interest income	—	—	—
Foreign taxes withheld	(37,528)	(482)	(1,009)
TOTAL INCOME	6,958,196	1,196,129	566,655
EXPENSES
Investment Advisory fees — Note 3	710,170	666,757	487,506
Sub-administration fees — Note 3	36,932	58,342	42,657
Trustees fees and expenses — Note 6	15,761	7,055	6,582
Distribution fees, Advisor Shares — Note 3	333	1,649	7,352
Shareholder Service fees, Advisor Shares — Note 3	—	—	—
Shareholder Service fees, Institutional Service Shares — Note 3	—	—	—
Legal fees	63,264	28,292	26,071
Transfer agent fees	59,238	49,421	48,609
Custodian fees	21,657	11,162	9,701
Insurance	21,445	9,589	10,033
Registration fees	19,531	16,368	20,712
Printing	18,912	10,510	8,551
Audit fees	16,665	16,263	16,264
Pricing fees	3,528	1,017	820
Other	11,572	5,453	4,950
TOTAL EXPENSES	999,008	881,878	689,808
Expenses waived by Investment Advisor — Note 3	—	—	(170,585)
Reimbursement from Investment Advisor	—	—	—
NET EXPENSES	999,008	881,878	519,223
NET INVESTMENT INCOME	5,959,188	314,251	47,432

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain on investments sold	7,034,569	12,101,163	12,816,566
Net realized gain (loss) on futures	2,026,736	30,054	76,697
Net realized gain (loss) on foreign currency transactions	650,483	25	(7,090)
Net realized gain on investments, futures and foreign currency transactions	9,711,788	12,131,242	12,886,173

Change in unrealized appreciation (depreciation) on investments	57,643,736	5,298,992	599,861
Change in unrealized appreciation on futures	2,318,787	—	—
Change in accrued foreign capital gains tax on appreciated securities	—	—	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(584,434)	—	—
Net change in unrealized appreciation on investments, futures, forward foreign currency contracts and foreign currency translations	59,378,089	5,298,992	599,861
NET REALIZED AND UNREALIZED GAIN	69,089,877	17,430,234	13,486,034

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,049,065	$17,744,485	$13,533,466

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	International Alpha Fund	International Multi-Cap Value Fund	Global Multi- Cap Equity Fund (formerly Global Quality Fund)	Total Return Fixed Income Fund	Absolute Return EMD and Currency Fund
INVESTMENT INCOME
Dividend income	$6,378,432	$1,976,998	$1,549,362	$1,524,014	$666	$530
Interest income	—	—	—	—	1,189,570	933,378
Foreign taxes withheld	(513,038)	(128,079)	(115,652)	(66,688)	—	(83,885)
TOTAL INCOME	5,865,394	1,848,919	1,433,710	1,457,326	1,190,236	850,023
EXPENSES
Investment Advisory fees — Note 3	3,516,333	485,805	335,876	247,269	121,561	391,258
Sub-administration fees — Note 3	307,682	53,136	36,737	39,339	42,547	38,039
Trustees fees and expenses — Note 6	17,597	6,580	5,841	6,070	6,160	5,887
Distribution fees, Advisor Shares — Note 3	210,250	59,629	22,687	—	6,166	15,313
Shareholder Service fees, Advisor Shares — Note 3	—	23,851	9,075	—	—	—
Shareholder Service fees, Institutional Service Shares — Note 3	—	—	—	1,299	—	—
Legal fees	71,926	27,199	23,733	24,586	18,759	23,807
Transfer agent fees	64,231	48,721	47,757	44,129	47,932	47,682
Custodian fees	168,498	9,787	49,332	28,886	9,428	23,587
Insurance	20,610	7,240	6,882	7,821	8,129	6,891
Registration fees	32,746	17,959	21,362	15,861	19,597	27,040
Printing	28,175	10,010	8,127	8,040	8,178	8,090
Audit fees	19,737	21,359	19,854	19,553	20,479	24,062
Pricing fees	8,448	4,099	61,836	29,357	32,378	7,067
Other	15,243	5,978	13,743	10,192	4,875	4,765
TOTAL EXPENSES	4,481,476	781,353	662,842	482,402	346,189	623,488
Expenses waived by Investment Advisor — Note 3	—	(120,980)	(232,228)	(166,405)	(121,561)	(108,251)
Reimbursement from Investment Advisor	—	—	—	—	(23,972)	—
NET EXPENSES	4,481,476	660,373	430,614	315,997	200,656	515,237
NET INVESTMENT INCOME	1,383,918	1,188,546	1,003,096	1,141,329	989,580	334,786

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain on investments sold	705,684	1,970,130	3,124,045	4,048,267	805,627	1,361,403
Net realized gain (loss) on futures	—	—	58,937	31,298	(135,414)	—
Net realized gain (loss) on foreign currency transactions	(107,672)	(3,635)	17,217	(74,439)	185,652	(617,023)
Net realized gain on investments, futures and foreign currency transactions	598,012	1,966,495	3,200,199	4,005,126	855,865	744,380

Change in unrealized appreciation (depreciation) on investments	38,056,364	7,677,365	6,348,756	5,721,010	(156,137)	2,271,001
Change in unrealized appreciation on futures	—	—	552	12,114	355,619	—
Change in accrued foreign capital gains tax on appreciated securities	(990,422)	(56,209)	(3,811)	(9,595)	—	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(10,458)	3,848	(142,423)	(74,417)	(25,829)	(320,671)
Net change in unrealized appreciation on investments, futures, forward foreign currency contracts and foreign currency translations	37,055,484	7,625,004	6,203,074	5,649,112	173,653	1,950,330
NET REALIZED AND UNREALIZED GAIN	37,653,496	9,591,499	9,403,273	9,654,238	1,029,518	2,694,710

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,037,414	$10,780,045	$10,406,369	$10,795,567	$2,019,098	$3,029,496

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2013 (unaudited) and the Year Ended October 31, 2012

	North American Equity Fund		U.S. Opportunities Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012	Six Months Ended April 30, 2013	Year Ended October 31, 2012
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$5,959,188	$9,718,017	$314,251	$(218,187)
Net realized gain (loss) on investments, futures and foreign currency transactions	9,711,788	26,450,003	12,131,242	13,238,431
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	59,378,089	31,896,681	5,298,992	1,035,757
Net increase in net assets resulting from operations	75,049,065	68,064,701	17,744,485	14,056,001

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(10,701,897)	(7,774,987)	(73,579)	—
Advisor Shares	(3,129)	(1,980)	—	—
Net realized gains:
Investor Shares	—	—	(10,255,980)	(5,028,199)
Advisor Shares	—	—	(112,139)	(95,362)
Total dividends and distributions	(10,705,026)	(7,776,967)	(10,441,698)	(5,123,561)

Share Transactions:
Investor Shares:
Sales of shares	34,301,112	10,725,797	3,378,390	5,025,910
Reinvestment of distributions	9,189,287	6,630,602	9,934,734	4,843,033
Redemption of shares	(13,206,259)	(49,493,357)	(18,786,442)	(35,921,221)
Redemption fees - Note 5	—	—	503	628
Total increase (decrease) from Investor Share transactions	30,284,140	(32,136,958)	(5,472,815)	(26,051,650)
Advisor Shares:
Sales of shares	3,808	137,483	6,173	112,696
Reinvestment of distributions	3,090	1,980	109,774	93,518
Redemption of shares	(19,888)	(136,659)	(486,835)	(1,515,278)
Redemption fees - Note 5	—	—	—	—
Total increase (decrease) from Advisor Share transactions	(12,990)	2,804	(370,888)	(1,309,064)
Net increase (decrease) in net assets from share transactions	30,271,150	(32,134,154)	(5,843,703)	(27,360,714)
Total increase (decrease) in net assets	94,615,189	28,153,580	1,459,084	(18,428,274)
Net Assets
Beginning of period	541,910,965	513,757,385	134,244,325	152,672,599
End of period	$636,526,154	$541,910,965	$135,703,409	$134,244,325
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$3,037,803	$7,783,641	$240,671	$(1)

The accompanying notes are an integral part of the financial statements.

	U.S. Small and Mid Cap Opportunities Fund		Emerging Market Equity Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012	Six Months Ended April 30, 2013	Year Ended October 31, 2012
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$47,432	$31,553	$1,383,918	$4,838,378
Net realized gain (loss) on investments, futures and foreign currency transactions	12,886,173	12,271,066	598,012	(17,692,163)
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	599,861	4,231,178	37,055,484	38,201,399
Net increase in net assets resulting from operations	13,533,466	16,533,797	39,037,414	25,347,614

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	—	(516,952)	(4,079,786)	(2,385,242)
Advisor Shares	—	—	(1,048,503)	(760,916)
Net realized gains:
Investor Shares	(6,033,970)	(2,772,904)	—	(1,371,661)
Advisor Shares	(358,780)	(93,681)	—	(557,952)
Total dividends and distributions	(6,392,750)	(3,383,537)	(5,128,289)	(5,075,771)

Share Transactions:
Investor Shares:
Sales of shares	3,495,632	36,444,577	265,896,295	234,409,044
Reinvestment of distributions	3,350,149	1,396,484	3,466,280	3,205,307
Redemption of shares	(51,801,165)	(148,435,077)	(47,428,522)	(48,600,940)
Redemption fees - Note 5	561	12,724	13,563	3,839
Total increase (decrease) from Investor Share transactions	(44,954,823)	(110,581,292)	221,947,616	189,017,250
Advisor Shares:
Sales of shares	443,442	440,212	60,620,343	79,747,963
Reinvestment of distributions	346,541	90,763	1,023,878	1,249,411
Redemption of shares	(1,123,178)	(1,929,746)	(38,235,575)	(29,636,643)
Redemption fees - Note 5	140	15	34,787	43,551
Total increase (decrease) from Advisor Share transactions	(333,055)	(1,398,756)	23,443,433	51,404,282
Net increase (decrease) in net assets from share transactions	(45,287,878)	(111,980,048)	245,391,049	240,421,532
Total increase (decrease) in net assets	(38,147,162)	(98,829,788)	279,300,174	260,693,375
Net Assets
Beginning of period	117,343,994	216,173,782	590,553,091	329,859,716
End of period	$79,196,832	$117,343,994	$869,853,265	$590,553,091
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$37,679	$(9,753)	$896,791	$4,641,162

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2013 (unaudited) and the Year or Period Ended October 31, 2012

	International Alpha Fund		International Multi-Cap Value Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012	Six Months Ended April 30, 2013	Year Ended October 31, 2012
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$1,188,546	$832,033	$1,003,096	$928,586
Net realized gain (loss) on investments, futures and foreign currency transactions	1,966,495	(280,135)	3,200,199	326,668
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	7,625,004	2,547,722	6,203,074	3,652,029
Net increase in net assets resulting from operations	10,780,045	3,099,620	10,406,369	4,907,283

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(716,988)	(502,503)	(1,399,978)	(429,032)
Advisor Shares	(32,268)	—	(276,131)	(180,214)
Institutional Class Shares	—	—	—	—
Institutional Service Class Shares	—	—	—	—
Net realized gains:
Investor Shares	—	—	—	—
Advisor Shares	—	—	—	—
Total dividends and distributions	(749,256)	(502,503)	(1,676,109)	(609,246)

Share Transactions:
Investor Shares:
Sales of shares	16,049,683	35,143,052	24,728,849	53,434,963
Reinvestment of distributions	297,513	247,423	325,376	77,042
Redemption of shares	(7,970,509)	(16,020,230)	(7,285,520)	(13,091,124)
Redemption fees - Note 5	769	27	3,096	453
Total increase from Investor Share transactions	8,377,456	19,370,272	17,771,801	40,421,334
Advisor Shares:
Sales of shares	98,449,319	2,161,330	16,743,334	6,317,294
Reinvestment of distributions	29,673	—	264,466	133,224
Redemption of shares	(6,059,583)	(2,730,850)	(2,799,146)	(4,104,918)
Redemption fees - Note 5	176	151	16,729	8,661
Total increase (decrease) from Advisor Share transactions	92,419,585	(569,369)	14,225,383	2,354,261
Institutional Class Shares:
Sales of shares	—	—	—	—
Reinvestment of distributions	—	—	—	—
Redemption of shares	—	—	—	—
Redemption fees - Note 5	—	—	—	—
Total increase from Institutional Class Share transactions	—	—	—	—
Institutional Service Class Shares:
Sales of shares	—	—	—	—
Reinvestment of distributions	—	—	—	—
Redemption of shares	—	—	—	—
Total increase from Institutional Service Class Share transactions	—	—	—	—
Net increase in net assets from share transactions	100,797,041	18,800,903	31,997,184	42,775,595
Total increase in net assets	110,827,830	21,398,020	40,727,444	47,073,632
Net Assets
Beginning of period	69,847,893	48,449,873	66,085,692	19,012,060
End of period	$180,675,723	$69,847,893	$106,813,136	$66,085,692
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$1,186,403	$747,113	$212,526	$885,539

The accompanying notes are an integral part of the financial statements.

	Global Multi-Cap Equity Fund (formerly Global Quality Fund)		Total Return Fixed Income Fund		Absolute Return EMD and Currency Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012	Six Months Ended April 30, 2013	Year Ended October 31, 2012	Six Months Ended April 30, 2013	Period Ended October 31, 2012(a)
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$1,141,329	$1,626,231	$989,580	$2,089,744	$334,786	$439,718
Net realized gain (loss) on investments, futures and foreign currency transactions	4,005,126	291,336	855,865	4,043,924	744,380	(334,982)
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	5,649,112	5,368,121	173,653	809,730	1,950,330	380,323
Net increase in net assets resulting from operations	10,795,567	7,285,688	2,019,098	6,943,398	3,029,496	485,059

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	—	—	(1,058,185)	(2,311,379)	(831,090)	—
Advisor Shares	—	—	(50,233)	(65,193)	(75,429)	—
Institutional Class Shares	(699,011)	(2,485,891)	—	—	—	—
Institutional Service Class Shares	(16,172)	—	—	—	—	—
Net realized gains:
Investor Shares	—	—	(3,283,932)	(961,116)	—	—
Advisor Shares	—	—	(175,247)	(23,702)	—	—
Total dividends and distributions	(715,183)	(2,485,891)	(4,567,597)	(3,361,390)	(906,519)	—

Share Transactions:
Investor Shares:
Sales of shares	—	—	25,751,343	22,122,047	48,972,941	85,193,365
Reinvestment of distributions	—	—	3,729,686	2,785,987	801,504	—
Redemption of shares	—	—	(11,277,756)	(20,594,364)	(49,740,891)	(14,061,615)
Redemption fees - Note 5	—	—	—	—	—	—
Total increase from Investor Share transactions	—	—	18,203,273	4,313,670	33,554	71,131,750
Advisor Shares:
Sales of shares	—	—	2,484,970	2,792,503	19,361,884	7,990,741
Reinvestment of distributions	—	—	175,428	70,098	58,821	—
Redemption of shares	—	—	(751,676)	(1,160,600)	(3,934,741)	(991,816)
Redemption fees - Note 5	—	—	—	—	—	—
Total increase (decrease) from Advisor Share transactions	—	—	1,908,722	1,702,001	15,485,964	6,998,925
Institutional Class Shares:
Sales of shares	13,069,094	26,377,233	—	—	—	—
Reinvestment of distributions	479,705	1,675,032	—	—	—	—
Redemption of shares	(12,077,421)	(21,159,411)	—	—	—	—
Redemption fees - Note 5	856	270	—	—	—	—
Total increase from Institutional Class Share transactions	1,472,234	6,893,124	—	—	—	—
Institutional Service Class Shares:
Sales of shares	8,342,401	50,000	—	—	—	—
Reinvestment of distributions	15,742	—	—	—	—	—
Redemption of shares	(55,834)	—	—	—	—	—
Total increase from Institutional Service Class Share transactions	8,302,309	50,000	—	—	—	—
Net increase in net assets from share transactions	9,774,543	6,943,124	20,111,995	6,015,671	15,519,518	78,130,675
Total increase in net assets	19,854,927	11,742,921	17,563,496	9,597,679	17,642,495	78,615,734
Net Assets
Beginning of period	78,377,520	66,634,599	96,154,426	86,556,747	78,615,734	—
End of period	$98,232,447	$78,377,520	$113,717,922	$96,154,426	$96,258,229	$78,615,734
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$738,362	$312,216	$(237,638)	$(118,800)	$(446,025)	$125,708

(a) Fund commenced investment activities on December 15, 2011.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Six Months Ended April 30, 2013 (unaudited) and the Years or Period Ended October 31,

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions

North American Equity Fund
Investor Shares
2013*	$10.92	$0.12		$1.37		$1.49	$(0.22)	$—	$(0.22)
2012	9.76	0.18		1.13		1.31	(0.15)	—	(0.15)
2011	9.20	0.18		0.53		0.71	(0.02)	—	(0.02)
2010	8.09	0.13		1.13		1.26	(0.15)	—	(0.15)
2009	7.58	0.18		0.57		0.75	(0.24)	—	(0.24)
2008	13.52	0.22		(4.37)		(4.15)	(0.28)	(1.51)	(1.79)
Advisor Shares
2013*	$10.87	$0.08		$1.39		$1.47	$(0.18)	$—	$(0.18)
2012	9.73	0.15		1.12		1.27	(0.11)	—	(0.11)
2011	9.17	0.17		0.51		0.68	(0.12)	—	(0.12)
2010	8.07	0.11		1.11		1.22	(0.12)	—	(0.12)
2009	7.55	0.16		0.57		0.73	(0.21)	—	(0.21)
2008	13.48	0.22		(4.40)		(4.18)	(0.24)	(1.51)	(1.75)
U.S. Opportunities Fund
Investor Shares
2013*	$24.20	$0.06	(1)	$3.10	†	$3.16	$(0.01)	$(1.91)	$(1.92)
2012	22.77	(0.03	)(1)	2.24	†	2.21	—	(0.78)	(0.78)
2011	21.94	(0.09	)(1)	0.92	†	0.83	—	—	—
2010	18.15	(0.11	)(1)	3.90	†	3.79	—	—	—
2009	15.79	(0.07	)(1)	2.43	†	2.36	—	—	—
2008	25.40	(0.06	)(1)	(7.22	)†	(7.28)	(0.03)	(2.30)	(2.33)
Advisor Shares
2013*	$23.84	$0.04	(1)	$3.03		$3.07	$—	$(1.91)	$(1.91)
2012	22.49	(0.08	)(1)	2.21		2.13	—	(0.78)	(0.78)
2011	21.73	(0.15	)(1)	0.91		0.76	—	—	—
2010	18.01	(0.15	)(1)	3.87		3.72	—	—	—
2009	15.71	(0.11	)(1)	2.41		2.30	—	—	—
2008	25.32	(0.11	)(1)	(7.20)		(7.31)	—	(2.30)	(2.30)
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2013*	$12.33	$0.01	(1)	$1.71	†	$1.72	$—	$(0.75)	$(0.75)
2012	11.56	—	(1) (b)	0.96		0.96	(0.03)	(0.16)	(0.19)
2011	11.23	0.03	(1)	0.56	†	0.59	—	(0.26)	(0.26)
2010	9.37	(0.01	)(1)	1.87	†	1.86	—	—	—
2009	7.96	—	(1) (b)	1.41	†	1.41	—	—	—
2008	12.56	(0.04	)(1)	(3.81	)†	(3.85)	—	(0.75)	(0.75)
Advisor Shares
2013*	$12.15	$(0.01	)(1)	$1.69	†	$1.68	$—	$(0.75)	$(0.75)
2012	11.40	(0.03	)(1)	0.94	†	0.91	—	(0.16)	(0.16)
2011	11.11	—	(1)	0.55	†	0.55	—	(0.26)	(0.26)
2010	9.29	(0.04	)(1)	1.86	†	1.82	—	—	—
2009	7.91	(0.04	)(1)	1.42	†	1.38	—	—	—
2008	12.53	(0.06	)(1)	(3.81	)†	(3.87)	—	(0.75)	(0.75)
Emerging Market Equity Fund
Investor Shares
2013*	$12.91	$0.03	(1)	$0.73	†	$0.76	$(0.11)	$—	$(0.11)
2012	12.29	0.15	(1)	0.66	†	0.81	(0.12)	(0.07)	(0.19)
2011	13.42	0.18	(1)	(1.21	)†	(1.03)	(0.06)	(0.04)	(0.10)
2010	11.34	0.10	(1)	2.04	†	2.14	(0.06)	—	(0.06)
2009	6.99	0.12	(1)	4.24	††	4.36	(0.01)	—	(0.01)
2008	17.91	0.11		(8.94)		(8.83)	(0.14)	(1.95)	(2.09)
Advisor Shares
2013*	$12.85	$0.01	(1)	$0.74	†	$0.75	$(0.09)	$—	$(0.09)
2012	12.23	0.10)		0.69		0.79	(0.10)	(0.07)	(0.17)
2011	13.36	0.14	(1)	(1.19	)†	(1.05)	(0.04)	(0.04)	(0.08)
2010	11.32	0.08	(1)	2.02	†	2.10	(0.06)	—	(0.06)
2009	6.97	0.05	(1)	4.30	†††	4.35	—	—	—
2008	17.86	0.08		(8.91)		(8.83)	(0.11)	(1.95)	(2.06)

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements)	Portfolio Turnover Rate

North American Equity Fund
Investor Shares
2013*	$12.19	13.87%	$636,327	0.35%	0.35%	2.10%	16%
2012	10.92	13.59	541,720	0.36	0.36	1.81	37
2011	9.76	7.70	513,589	0.37	0.37	1.63	72
2010	9.20	15.68	489,133	0.39	0.39	1.76	88
2009	8.09	10.59	375,315	0.43	0.43	2.09	85
2008	7.58	(34.81)	486,931	0.35	0.35	1.94	131
Advisor Shares
2013*	$12.16	13.72%	$199	0.70%	0.70%	1.77%	16%
2012	10.87	13.04	191	0.71	0.71	1.46	37
2011	9.73	7.43	169	0.72	0.72	1.27	72
2010	9.17	15.27	170	0.74	0.74	1.41	88
2009	8.07	10.28	116	0.78	0.78	1.69	85
2008	7.55	(35.08)	102	0.70	0.70	1.57	131
U.S. Opportunities Fund
Investor Shares
2013*	$25.44	14.14%	$134,484	1.32%	1.32%	0.47%	36%
2012	24.20	10.00	132,715	1.32	1.32	(0.11)	69
2011	22.77	3.78	149,941	1.29	1.29	(0.39)	91
2010	21.94	20.88	173,625	1.33	1.33	(0.52)	57
2009	18.15	14.95	162,694	1.40	1.40	(0.45)	64
2008	15.79	(31.08)	178,772	1.25	1.25	(0.29)	74
Advisor Shares
2013*	$25.00	13.94%	$1,219	1.57%	1.57%	0.31%	36%
2012	23.84	9.76	1,530	1.57	1.57	(0.35)	69
2011	22.49	3.50	2,732	1.54	1.54	(0.65)	91
2010	21.73	20.66	2,957	1.58	1.58	(0.77)	57
2009	18.01	14.64	2,800	1.65	1.65	(0.71)	64
2008	15.71	(31.28)	3,337	1.50	1.50	(0.54)	74
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2013*	$13.30	14.76%	$73,077	1.05%	1.40%	0.11%	43%
2012	12.33	8.41	111,332	1.05	1.27	0.02	76
2011	11.56	5.21	209,199	1.05	1.25	0.21	100
2010	11.23	19.85	111,939	1.05	1.52	(0.13)	122
2009	9.37	17.71	36,103	1.05	2.32	(0.04)	75
2008	7.96	(32.31)	11,999	1.37	2.74	(0.38)	92
Advisor Shares
2013*	$13.08	14.64%	$6,120	1.30%	1.66%	(0.18)%	43%
2012	12.15	8.07	6,012	1.30	1.53	(0.24)	76
2011	11.40	4.90	6,974	1.30	1.52	0.00	100
2010	11.11	19.59	9,793	1.30	1.77	(0.38)	122
2009	9.29	17.45	3,584	1.30	2.33	(0.40)	75
2008	7.91	(32.56)	230	1.64	3.01	(0.55)	92
Emerging Market Equity Fund
Investor Shares
2013*	$13.56	5.93%	$685,342	1.21%	1.21%	0.47%	24%
2012	12.91	6.77	437,270	1.25	1.26	1.18	47
2011	12.29	(7.73)	234,258	1.25	1.34	1.34	69
2010	13.42	18.97	152,681	1.25	1.53	0.82	75
2009	11.34	62.38	33,479	1.25	2.61	1.34	91
2008	6.99	(55.18)	16,312	1.72	2.51	0.53	123
Advisor Shares
2013*	$13.51	5.84%	$184,511	1.46%	1.46%	0.16%	24%
2012	12.85	6.57	153,283	1.50	1.51	0.81	47
2011	12.23	(7.95)	95,602	1.50	1.59	1.05	69
2010	13.36	18.60	87,577	1.50	1.81	0.64	75
2009	11.32	62.41	14,021	1.50	2.47	0.55	91
2008	6.97	(55.25)	1,061	1.98	2.73	0.20	123

*	For the six months ended April 30, 2013 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
†	Includes redemption fees. Amount was less than $0.01 per share.
††	Includes redemption fees of $0.01 per share.
†††	Includes redemption fees of $0.02 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
International Alpha Fund
Investor Shares
2013*	$9.87	$0.08	(1)	$1.19	†	$1.27	$(0.11)	$—	$(0.11)
2012	9.36	0.13	(1)	0.48	†	0.61	(0.10)	—	(0.10)
2011	10.51	0.10	(1)	(1.01	)†	(0.91)	(0.24)	—	(0.24)
2010	9.00	0.08	(1)	1.60	†	1.68	(0.17)	—	(0.17)
2009	6.73	0.13	(1)	2.21	†	2.34	(0.07)	—	(0.07)
2008	13.44	0.14	(1)	(6.61	)†	(6.47)	(0.24)	—	(0.24)
Advisor Shares
2013*	$9.93	$0.14	(1)	$1.12	†	$1.26	$(0.08)	$—	$(0.08)
2012	9.34	0.09	(1)	0.50	†	0.59	—	—	—
2011	10.47	0.10	(1)	(1.02	)†	(0.92)	(0.21)	—	(0.21)
2010	8.97	0.06	(1)	1.59	†	1.65	(0.15)	—	(0.15)
2009	6.71	0.11	(1)	2.20	†	2.31	(0.05)	—	(0.05)
2008	13.40	0.11	(1)	(6.59	)†	(6.48)	(0.21)	—	(0.21)
International Multi-Cap Value Fund
Investor Shares
2013*	$8.59	$0.11	(1)	$1.02	†	$1.13	$(0.20)	$—	$(0.20)
2012	8.34	0.24	(1)	0.30	†	0.54	(0.29)	—	(0.29)
2011	8.95	0.28	(1)	(0.60)		(0.32)	(0.29)	—	(0.29)
2010	7.91	0.26	(1)	1.05		1.31	(0.27)	—	(0.27)
2009	5.61	0.20	(1)	2.37		2.57	(0.27)	—	(0.27)
2008	13.65	0.37	(1)	(6.34	)†	(5.97)	(0.59)	(1.48)	(2.07)
Advisor Shares
2013*	$8.58	$0.10	(1)	$1.02	†	$1.12	$(0.18)	$—	$(0.18)
2012	8.33	0.22	(1)	0.30	†	0.52	(0.27)	—	(0.27)
2011	8.94	0.24	(1)	(0.58	)†	(0.34)	(0.27)	—	(0.27)
2010	7.91	0.24	(1)	1.04	†	1.28	(0.25)	—	(0.25)
2009	5.59	0.19	(1)	2.38	††	2.57	(0.25)	—	(0.25)
2008	13.62	0.34	(1)	(6.33	)†	(5.99)	(0.56)	(1.48)	(2.04)
Global Multi-Cap Equity Fund (formerly Global Quality Fund)
Institutional Class Shares
2013*	$10.70	$0.14	(1)	$1.20	†	$1.34	$(0.09)	$—	$(0.09)
2012(e)	10.07	0.24	(1)	0.75	†	0.99	(0.36)	—	(0.36)
2011(b) (f)	10.00	0.24	(1)	(0.15)		0.09	(0.02)	—	(0.02)
Institutional Service Class Shares
2013*	$10.70	$0.15	(1)	$1.19		$1.34	$(0.09)	$—	$(0.09)
2012(c)	10.74	0.01	(1)	(0.05)		(0.04)	—	—	—
Total Return Fixed Income Fund
Investor Shares
2013*	$10.73	$0.11		$0.09		$0.20	$(0.12)	$(0.41)	$(0.53)
2012	10.33	0.26		0.53		0.79	(0.27)	(0.12)	(0.39)
2011	10.50	0.32		0.13		0.45	(0.32)	(0.30)	(0.62)
2010	10.33	0.40		0.51		0.91	(0.40)	(0.34)	(0.74)
2009	9.57	0.37		1.01		1.38	(0.38)	(0.24)	(0.62)
2008	9.79	0.41		(0.22)		0.19	(0.40)	(0.01)	(0.41)
Advisor Shares
2013*	$10.74	$0.10		$0.09		$0.19	$(0.11)	$(0.41)	$(0.52)
2012	10.34	0.24		0.52		0.76	(0.24)	(0.12)	(0.36)
2011	10.51	0.29		0.13		0.42	(0.29)	(0.30)	(0.59)
2010	10.34	0.37		0.51		0.88	(0.37)	(0.34)	(0.71)
2009	9.57	0.35		1.02		1.37	(0.36)	(0.24)	(0.60)
2008	9.79	0.39		(0.22)		0.17	(0.38)	(0.01)	(0.39)
Absolute Return EMD and Currency Fund
Investor Shares
2013*	$10.03	$0.04	(1)	$0.39		$0.43	$(0.12)	$—	$(0.12)
2012(d)	10.00	0.10	(1)	(0.07)		0.03	—	—	—
Advisor Shares
2013*	$10.01	$0.02	(1)	$0.39		$0.41	$(0.11)	$—	$(0.11)
2012(d)	10.00	0.08	(1)	(0.07)		0.01	—	—	—

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements)		Portfolio Turnover Rate
International Alpha Fund
Investor Shares
2013*	$11.03	12.92%	$82,496	0.95%	1.18%	1.47	%(2)	30%
2012	9.87	6.67	65,921	1.01	1.46	1.42		63
2011	9.36	(8.87)	44,038	1.15	1.49	0.97		96
2010	10.51	18.90	46,392	1.15	1.63	0.82		101
2009	9.00	35.28	15,878	1.15	1.75	1.82		109
2008	6.73	(48.95)	15,876	1.25	1.61	1.26		88
Advisor Shares
2013*	$11.11	12.76%	$98,179	1.30%	1.45%	2.72	%(2)	30%
2012	9.93	6.32	3,927	1.32	1.78	1.00		63
2011	9.34	(8.97)	4,411	1.40	1.72	0.91		96
2010	10.47	18.61	27,908	1.40	1.89	0.69		101
2009	8.97	34.84	39,418	1.40	1.99	1.49		109
2008	6.71	(49.04)	15,430	1.50	1.86	1.04		88
International Multi-Cap Value Fund
Investor Shares
2013*	$9.52	13.41%	$81,410	0.95%	1.50%	2.40%		30%
2012	8.59	6.84	56,727	0.98	2.31	2.87		66
2011	8.34	(3.72)	12,245	1.15	3.60	3.14		91
2010	8.95	16.96	11,049	1.15	4.56	3.20		90
2009	7.91	48.45	9,230	1.15	5.49	3.23		140
2008	5.61	(50.61)	7,274	1.25	3.65	3.92		50
Advisor Shares
2013*	$9.52	13.25%	$25,403	1.30%	1.84%	2.33%		30%
2012	8.58	6.63	9,358	1.32	2.95	2.75		66
2011	8.33	(3.90)	6,767	1.40	3.89	2.73		91
2010	8.94	16.64	2,168	1.40	4.83	2.94		90
2009	7.91	48.42	1,342	1.40	5.71	3.01		140
2008	5.59	(50.78)	771	1.50	3.89	3.58		50
Global Multi-Cap Equity Fund (formerly Global Quality Fund)
Institutional Class Shares
2013*	$11.95	12.64%	$89,486	0.70%	1.07%	2.53	%(2)	40%
2012(e)	10.70	10.00	78,328	0.70	1.16	2.37		94
2011(b) (f)	10.07	0.93	66,635	0.70	1.40	2.35		90
Institutional Service Class Shares
2013*	$11.95	12.64%	$8,746	0.80%	1.19%	2.71	%(2)	40%
2012(c)	10.70	(0.37)	50	0.80	1.78	0.77		94
Total Return Fixed Income Fund
Investor Shares
2013*	$10.40	1.88%	$107,587	0.40%	0.70%	2.05%		218%
2012	10.73	7.79	91,809	0.40	0.75	2.27		524
2011	10.33	4.60	84,038	0.40	0.68	2.96		473
2010	10.50	9.09	122,861	0.40	0.61	3.69		452
2009	10.33	14.79	158,900	0.40	0.72	3.68		590
2008	9.57	1.93	72,310	0.40	0.70	4.03		555
Advisor Shares
2013*	$10.41	1.75%	$6,131	0.65%	0.95%	1.79%		218%
2012	10.74	7.52	4,346	0.65	1.03	2.00		524
2011	10.34	4.34	2,519	0.65	0.94	2.71		473
2010	10.51	8.82	4,118	0.65	0.87	3.47		452
2009	10.34	14.61	6,952	0.65	0.98	3.39		590
2008	9.57	1.67	996	0.65	0.95	3.78		555
Absolute Return EMD and Currency Fund
Investor Shares
2013*	$10.34	4.30%	$73,494	1.15%	1.40%	0.82%		71%
2012(d)	10.03	0.30	71,561	1.15	2.11	1.12		62
Advisor Shares
2013*	$10.31	4.07%	$22,764	1.40%	1.64%	0.45%		71%
2012(d)	10.01	0.10	7,055	1.40	2.39	0.92		62

(1)	Per share net investment income (loss) calculated using average shares.
(2)	Due to the timing of significant asset growth and the timing of income recorded by the Fund, the ratios of net income to average net assets for each class do not correlate.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on November 9, 2010. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(c)	Commenced operations on September 28, 2012. All ratios for the period have been annualized, except for the Total Return.
(d)	Commenced operations on December 15, 2011. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(e)	Per share amounts have been adjusted for a 10 for 1 share split on September 27, 2012. (See Note 14)
(f)	Per share amounts have bee restated for a 10 for 1 share split on September 27, 2012. (See Note 14)
†	Includes redemption fees. Amount was less than $0.01 per share.
††	Includes redemption fees of $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2013 (unaudited)

NOTE 1 — ORGANIZATION

Schroder Global Series Trust (“SGST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares, which are divided into two separate diversified series: Schroder North American Equity Fund and Schroder Global Multi-Cap Equity Fund (formerly Schroder Global Quality Fund) (collectively, the “SGST Funds”).

Schroder Capital Funds (Delaware) (“SCFD”) is an open-end series management investment company registered under the Investment Company Act. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate diversified series: Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (collectively, the “SCFD Funds”). On April 18, 2007, Schroder U.S. Opportunities Fund closed to new investors.

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into five separate series, four of which are diversified: Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund and Schroder Total Return Fixed Income Fund (collectively, the “SST Funds,” and together with the SCFD Funds and the SGST Funds, the “Funds”), and one of which is non-diversified: Schroder Absolute Return EMD and Currency Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:

VALUATION OF INVESTMENTS: Each Fund calculates the net asset value of its classes of shares by dividing the total value of its assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. Each Fund values its shares as of the close of trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices quoted on a principal exchange for the security or from a recognized pricing service (“mid-market price”). Securities not traded on any securities exchange and for which over-the-counter market quotations are readily available generally shall be valued at the most recently reported mid-market price.  Options, including options on indices, traded on a securities exchange or board of trade generally are valued at the last reported sales price. Investments in registered investment companies are priced at each Fund’s daily net asset value. Debt securities are priced based upon valuations provided by independent, third-party pricing agents.  Such values generally reflect the last reported sales price if the security is actively traded.  The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market values for such securities.  Such methodologies generally consider such factors as comparable security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors of SST, SGST, or SCFD (the “Trusts”) nor is it available from an independent broker, the security may be valued at its purchase price.  Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured.  Debt obligations with remaining maturities of sixty days or less will normally be valued at their amortized cost, which generally approximates market value. Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Trustees”). The Funds’ Fair Value Procedures are implemented through a Pricing Committee (the “Committee”) designated by the Funds’ Trustees. Some of the more common reasons that may necessitate

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last trade and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund use a third-party fair valuation vendor, which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a “confidence interval” that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor. A security whose value is adjusted in this manner will be classified as a Level 2 security in the fair value hierarchy.

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•                     Level 1 — quoted prices in active markets for identical securities

•                     Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                     Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

For the purpose of this Fair Value Measurement summary, instruments that have been fair valued by a third-party vendor as discussed above for Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund, are considered Level 2 instruments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the six months ended April 30, 2013, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of the Funds for each Fund to qualify, or continue to qualify, as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the period ended April 30, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any tax-related interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income and expense is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds, except Schroder International Multi-Cap Value Fund declares dividends to shareholders from net investment income and distributes these dividends quarterly and Schroder Total Return Fixed Income Fund declares dividends to shareholders from net investment income daily and distributes these dividends monthly.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Certain Funds may also seek to gain currency exposure or otherwise attempt to increase a Fund’s total return by holding such forward foreign currency contracts. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Certain Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

CONVERTIBLE SECURITIES:  Certain Funds may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts are generally utilized in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund’s total return. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

OPTION TRANSACTIONS: Certain Funds may purchase and write call and put options on securities and securities indices, provided such options are traded on a national securities exchange or an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. When any of the Funds writes or purchases a covered call or put option, an amount equal to the premium received is included in that Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When any of the Funds purchases a call or put option, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. As of April 30, 2013, none of the Funds held option contracts.

MORTGAGE DOLLAR ROLLS: Schroder Total Return Fixed Income Fund enters into mortgage dollar rolls (principally using TBAs) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities in a subsequent month at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls under the purchases and sales method and may receive compensation as consideration for entering into the commitment to repurchase. Mortgage dollar rolls have the effect of creating investment leverage. The market value of the securities that the Fund is required to purchase may decline below the agreed upon purchase price of those securities. The counterparty receives all principal and interest payments, including repayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America, Inc. (“SIMNA”). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly for SGST and SCFD and quarterly for SST, at the following annual rates based on average daily net assets of each Fund taken separately. In order to limit the expenses of the Investor Shares, Advisor Shares, Institutional Shares and Institutional Service Shares of certain Funds, SIMNA has contractually agreed to pay or reimburse the applicable Fund for expenses through February 28, 2014, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

		Expense Limitation
	Management fee	Investor Shares	Advisor Shares	Institutional Shares	Institutional Service Shares
Schroder North American Equity Fund	0.25%	N/A	N/A	N/A	N/A
Schroder U.S. Opportunities Fund	1.00%	1.70%	1.95%	N/A	N/A
Schroder U.S. Small and Mid Cap Opportunities Fund	1.00%	1.05%	1.30%	N/A	N/A
Schroder Emerging Market Equity Fund	1.00%	1.25%	1.50%	N/A	N/A
Schroder International Alpha Fund	0.80%	0.95%	1.30%	N/A	N/A
Schroder International Multi-Cap Value Fund	0.80%	0.95%	1.30%	N/A	N/A
Schroder Global Multi-Cap Equity Fund	0.55%	N/A	N/A	0.70%	0.80%
Schroder Total Return Fixed Income Fund	0.25%	0.40%	0.65%	N/A	N/A
Schroder Absolute Return EMD and Currency Fund	0.90%	1.15%	1.40%	N/A	N/A

SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-advisor responsible for the portfolio management of Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Global Multi-Cap Equity Fund and Schroder Absolute Return EMD and Currency Fund. SIMNA pays SIMNA Ltd. the following percentage of the investment advisory fees it receives from Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Global Multi-Cap Equity Fund and Schroder Absolute Return EMD and Currency Fund, after waivers, as set forth below.

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder North American Equity Fund	53%
Schroder Emerging Market Equity Fund	41%
Schroder International Alpha Fund	51%
Schroder International Multi-Cap Value Fund	51%
Schroder Global Multi-Cap Equity Fund	53%
Schroder Absolute Return EMD and Currency Fund	51%

The administrator of SGST is Schroder Fund Advisors LLC (“Schroder Advisors”), a wholly-owned subsidiary of SIMNA. Schroder Advisors receives no compensation for its services for Schroder North American Equity Fund and Schroder Global Multi-Cap Equity Fund. SIMNA provides certain administration services to Schroder International Alpha Fund and Schroder U.S. Opportunities Fund. SIMNA’s compensation for these services is included in Schroder U.S. Opportunities Fund’s and Schroder International Alpha Fund’s advisory fees.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

Effective November 1, 2010, under (i) amended sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the SCFD Funds and the SGST Funds, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the SST Funds, pay fees to SEI based on the aggregate average daily net assets of all the SCFD Funds, the SST Funds and the SGST Funds, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $2 billion of such assets; 0.0700% on the next $1 billion of such assets; 0.0600% on the next $2 billion of such assets; and 0.0500% on assets in excess of $5 billion. Each Fund pays its pro rata portion of such fees.

Effective January 29, 2005, as amended November 1, 2010, Schroder North American Equity Fund pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Schroder North American Equity Fund’s average daily net assets up to $1 billion and 0.005% of Schroder North American Equity Fund’s average daily net assets over $1 billion.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rates of up to 0.25% of the average daily net assets attributable to their Advisor Shares to compensate Schroder Advisors for distribution services and certain shareholder services with respect to the Funds’ Advisor Shares, except for Schroder North American Equity Fund, which may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Advisor Shares.

Schroder Advisors, the Funds’ distributor, SIMNA, or any of their affiliates, may, from time to time, make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources. Each Fund, with respect to its Advisor Shares, may reimburse Schroder Advisors, SIMNA, or their affiliates for a portion of those payments related to sub-administration, sub-transfer agency, or other shareholder services; the amount of that reimbursement is limited to 0.10% of a Fund’s Advisor Shares’ average daily net assets. This reimbursement is in addition to payments made under such Funds’ 12b-1 plans. Schroder Global Multi-Cap Equity Fund has adopted a Shareholder Service Plan with respect to its Institutional Service Shares, pursuant to which the Fund pays SIMNA, Schroder Advisors, or such other entity as shall from time to time act as the shareholder servicer of Institutional Service Shares a service fee at an annual rate of up to 0.10% of the average daily net assets attributable to its Institutional Service Shares.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

NOTE 4 — DERIVATIVE CONTRACTS

Derivative instruments and hedging activities require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The period-end fair values on the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses as disclosed on the Statements of Operations are generally indicative of the volume of the Fund’s derivative activity for the period.

The period-end fair values on the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses as disclosed on the Statements of Operations are generally indicative of the volume of the Fund’s derivative activity for the period.

The fair value of derivative instruments as of April 30, 2013, was as follows:

	Statement of Assets	Asset	Liability
Fund	and Liabilities Location	Derivatives	Derivatives

Schroder North American Equity Fund
Equity contracts Futures Contracts	Net unrealized appreciation on futures	$1,137,489	$—
Foreign exchange contracts Forward Contracts	Unrealized depreciation on forward foreign currency contracts	—	(271,086)
		$1,137,489	$(271,086)

Schroder International Multi-Cap Value Fund
Equity contracts Futures Contracts	Net unrealized appreciation on futures	$552	$—
Foreign exchange contracts Forward Contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	37,021	(172,372)
		$37,573	$(172,372)

Schroder Global Multi-Cap Equity Fund
Foreign exchange contracts Forward Contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	$2,936	$(68,461)

Schroder Total Return Fixed Income Fund
Interest rate contracts Futures Contracts	Net unrealized appreciation/(depreciation) on futures	$324,866	$(118,405)
Foreign exchange contracts Forward Contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	43,537	(83,438)
		$368,403	$(201,843)

Schroder Absolute Return EMD and Currency Fund
Foreign exchange contracts Forward Contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	$252,064	$(1,123,386)

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2013, was as follows:

The amount of realized and unrealized gain (loss) on derivatives:

Fund	Realized Gain/(Loss)*	Change in Unrealized Appreciation (Depreciation)	Total
Schroder North American Equity Fund
Equity contracts
Futures Contracts	$2,026,736	$2,318,787	$4,345,523
Foreign exchange contracts
Forward Contracts	652,980	(584,107)	68,873
	$2,679,716	$1,734,680	$4,414,396

Schroder U.S. Opportunities Fund
Equity contracts
Futures Contracts	$30,054	$—	$30,054

Schroder U.S. Small and Mid Cap Opportunities Fund
Equity contracts
Futures Contracts	$76,697	$—	$76,697

Schroder International Multi-Cap Value Fund
Equity contracts
Futures Contracts	$58,937	$552	$59,489
Foreign exchange contracts
Forward Contracts	53,179	(143,456)	(90,277)
	$112,116	$(142,904)	$(30,788)

Schroder Global Multi-Cap Equity Fund
Equity contracts
Futures Contracts	$31,298	$12,114	$43,412
Foreign exchange contracts
Forward Contracts	(41,899)	(73,442)	(115,341)
	$(10,601)	$(61,328)	$(71,929)

Schroder Total Return Fixed Income Fund
Interest rate contracts
Futures Contracts	$(135,414)	$355,619	$220,205
Foreign exchange contracts
Forward Contracts	182,050	(27,074)	154,976
	$46,636	$328,545	$375,181

Schroder Absolute Return EMD and Currency Fund
Foreign exchange contracts
Forward Contracts	$(790,862)	$(323,075)	$(1,113,937)

*    Futures contracts are included in realized gain on futures and forward contracts are included in net realized gain (loss) on foreign currency transactions.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

NOTE 5 — REDEMPTION FEES

Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, and Schroder Global Multi-Cap Equity Fund generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Capital paid-in” on the Statements of Assets and Liabilities. The redemption fees retained for the six months ended April 30, 2013 were as follows:

Schroder U.S. Opportunities Fund	$503
Schroder U.S. Small and Mid Cap Opportunities Fund	701
Schroder Emerging Market Equity Fund	48,350
Schroder International Alpha Fund	945
Schroder International Multi-Cap Value Fund	19,825
Schroder Global Multi-Cap Equity Fund	856

NOTE 6 — TRANSACTIONS WITH AFFILIATES

The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors.  Officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 7 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for each Fund, for the six months ended April 30, 2013 were as follows:

	Purchases	Sales and Maturities
Schroder North American Equity Fund	$110,637,344	$85,610,423
Schroder U.S. Opportunities Fund	44,376,204	58,331,987
Schroder U.S. Small and Mid Cap Opportunities Fund	39,669,182	87,127,185
Schroder Emerging Market Equity Fund	423,320,122	173,412,036
Schroder International Alpha Fund	135,330,789	34,807,714
Schroder International Multi-Cap Value Fund	56,943,138	25,420,469
Schroder Global Multi-Cap Equity Fund	45,532,695	35,450,948
Schroder Total Return Fixed Income Fund	29,588,181	29,768,826
Schroder Absolute Return EMD and Currency Fund	27,256,424	21,349,054

Purchases and proceeds from sales and maturities of U.S. Government securities for the six months ended April 30, 2013 were as follows:

	Purchases	Sales and Maturities
Schroder Total Return Fixed Income Fund	$164,396,200	$168,857,044

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

NOTE 8 — FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from paydown gains and losses, distributions in excess, investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership investments, net operating losses, foreign currency transactions and utilization of equalization distribution on redemption. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2012, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)	Increase (Decrease) Capital Paid-in
Schroder North American Equity Fund	$(720,095)	$722,087	$(1,992)
Schroder U.S. Opportunities Fund	218,186	(2,592,149)	2,373,963
Schroder U.S. Small and Mid Cap Opportunities Fund	69,984	(5,311,766)	5,241,782
Schroder Emerging Market Equity Fund	(140,915)	140,915	—
Schroder International Alpha Fund	(49,126)	49,126	—
Schroder International Multi-Cap Value Fund	67,585	(67,585)	—
Schroder Global Multi-Cap Equity Fund	15,607	(15,178)	(429)
Schroder Total Return Fixed Income Fund	217,068	(217,068)	—
Schroder Absolute Return EMD and Currency Fund	(314,010)	314,010	—

These reclassifications have no impact on net asset value or net asset value per share.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

The tax character of dividends and distributions declared during the years or periods ended October 31, 2012 and October 31, 2011, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Schroder North American Equity Fund
2012	$7,776,967	$—	$7,776,967
2011	6,802,225	—	6,802,225
Schroder U.S. Opportunities Fund
2012	—	5,123,561	5,123,561
Schroder U.S. Small and Mid Cap Opportunities Fund
2012	516,952	2,866,585	3,383,537
2011	—	2,832,021	2,832,021
Schroder Emerging Market Equity Fund
2012	3,146,158	1,929,613	5,075,771
2011	1,702,283	—	1,702,283
Schroder International Alpha Fund
2012	502,503	—	502,503
2011	1,635,036	—	1,635,036
Schroder International Multi-Cap Value Fund
2012	609,246	—	609,246
2011	428,574	—	428,574
Schroder Global Multi-Cap Equity Fund
2012	2,485,891	—	2,485,891
2011	57,642	—	57,642
Schroder Total Return Fixed Income Fund
2012	3,361,390	—	3,361,390
2011	6,087,969	722,121	6,810,090

As of October 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder North American Equity Fund	$8,124,536	$—	$(40,855,102)	$54,280,672	$(313,025)	$21,237,081
Schroder U.S. Opportunities Fund	143,556	10,222,278	—	20,893,457	12	31,259,303
Schroder U.S. Small and Mid Cap Opportunities Fund	1,630,780	4,761,568	—	13,293,561	(9,756)	19,676,153
Schroder Emerging Market Equity Fund	5,124,400	—	(15,047,117)	29,989,154	(12,295)	20,054,142
Schroder International Alpha Fund	749,109	—	(9,377,767)	2,365,451	(1,999)	(6,265,206)
Schroder International Multi-Cap Value Fund	1,124,089	—	(2,023,570)	1,897,227	(33,969)	963,777
Schroder Global Multi-Cap Equity Fund	361,135	—	(324,764)	3,741,325	(17,034)	3,760,662
Schroder Total Return Fixed Income Fund	2,887,428	645,337	—	3,216,546	(215,555)	6,533,756
Schroder Absolute Return EMD and Currency Fund	750,730	—	(20,972)	380,322	(625,021)	485,059

Each Fund may use its tax basis capital loss carryforwards listed above to offset taxable capital gains realized in subsequent years for federal income tax purposes, subject in some cases to certain limitations. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010, the date of enactment of the Regulated Investment Company Modernization Act of 2010 (“pre-RlC Mod losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-RIC Mod losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must use any post-RlC Mod losses, which will not expire, before it uses any pre-RIC Mod losses. This increases the likelihood that pre-RlC Mod losses will expire unused at the conclusion of the eight-year carryforward period. The Funds listed below have the following pre-RIC Mod losses, which expire on the following dates, except that

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

the carryforwards of Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund may be subject to annual limitations:

	October 31,
	2017	2019

Schroder North American Equity Fund	$40,855,102	$—
Schroder International Alpha Fund	8,934,666	—
Schroder International Multi-Cap Value Fund	2,023,570	—
Schroder Global Multi-Cap Equity Fund	—	324,764

The Funds listed below have the following post-RIC Mod losses, which do not expire:

	Short-Term Loss	Long-Term Loss	Total

Schroder Emerging Market Equity Fund	$13,842,925	$1,204,192	$15,047,117
Schroder International Alpha Fund	443,101	—	443,101
Schroder Absolute Return EMD and Currency Fund	20,972	—	20,972

During the year ended October 31, 2012, the Funds listed below utilized capital loss carryforwards to offset capital gains:

Schroder North American Equity Fund	$21,041,211
Schroder International Multi-Cap Value Fund	417,076
Schroder Global Multi-Cap Equity Fund	135,177

At April 30, 2013, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder North American Equity Fund	$505,397,708	$125,914,102	$(13,184,805)	$112,729,297
Schroder U.S. Opportunities Fund	110,004,068	27,735,793	(1,673,060)	26,062,733
Schroder U.S. Small and Mid Cap Opportunities Fund	64,382,271	14,729,242	(166,393)	14,562,849
Schroder Emerging Market Equity Fund	793,994,568	100,818,535	(24,608,049)	76,210,486
Schroder International Alpha Fund	170,040,902	15,796,101	(5,482,877)	10,313,224
Schroder International Multi-Cap Value Fund	97,733,367	12,859,394	(4,119,049)	8,740,345
Schroder Global Multi-Cap Equity Fund	88,045,663	12,984,739	(3,033,856)	9,950,883
Schroder Total Return Fixed Income Fund	121,825,589	3,231,480	(157,156)	3,074,324
Schroder Absolute Return EMD and Currency Fund	93,755,939	3,282,870	(91,607)	3,191,263

NOTE 9 — PORTFOLIO INVESTMENT RISKS

Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Global Multi-Cap Equity Fund and Schroder Absolute Return EMD and Currency Fund have a relatively large portion of their assets invested in companies or issuers domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund may invest more than 25% of its total assets in issuers located in any one country or group of countries. When a Fund invests in a foreign country, it is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund’s assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Under normal market conditions, Schroder Absolute Return EMD and Currency Fund invests in emerging markets debt securities and will have exposure to currencies around the world, including currencies of emerging market countries. The values of foreign currencies relative to the U.S. dollar may be extremely volatile and may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the values of a Fund’s assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments. If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and potentially the Fund’s income available for distribution.

Schroder Total Return Fixed Income Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

NOTE 10 — BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of April 30, 2013 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of many shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder North American Equity Fund	3	94.26%
Schroder U.S. Opportunities Fund	3	76.29
Schroder U.S. Small and Mid Cap Opportunities Fund	5	78.01
Schroder Emerging Market Equity Fund	7	57.39
Schroder International Alpha Fund	4	92.28
Schroder International Multi-Cap Value Fund	2	64.75
Schroder Total Return Fixed Income Fund	7	72.06
Schroder Absolute Return EMD and Currency Fund	5	54.08

NOTE 11 — LINE OF CREDIT

The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $25 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on its borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. The Funds did not have any borrowings under the credit agreement during the six months ended April 30, 2013.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

NOTE 12 — CAPITAL SHARE TRANSACTIONS

Capital share transactions for the six months ended April 30, 2013 (unaudited) and the year or period ended October 31, 2012, were as follows:

	North American Equity Fund		U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund
	2013	2012	2013	2012	2013	2012
Investor Shares:
Sales of shares	2,913,913	1,069,953	138,462	215,297	287,410	2,990,815
Reinvestment of distributions	853,230	687,109	443,120	217,958	287,074	12,070
Redemption of shares	(1,158,617)	(4,742,515)	(777,610)	(1,535,077)	(4,110,048)	(12,183,603)
Net increase (decrease) in Investor Shares	2,608,526	(2,985,453)	(196,028)	(1,101,822)	(3,535,564)	(9,180,718)
Advisor Shares:
Sales of shares	336	12,975	273	4,816	35,307	36,209
Reinvestment of distributions	287	205	4,976	4,263	30,160	8,025
Redemption of shares	(1,774)	(12,967)	(20,655)	(66,368)	(92,265)	(161,568)
Net increase (decrease) in Advisor Shares	(1,151)	213	(15,406)	(57,289)	(26,798)	(117,334)

	Emerging Market Equity Fund		International Alpha Fund		International Multi-Cap Value Fund
	2013	2012	2013	2012	2013	2012
Investor Shares:
Sales of shares	19,920,022	18,488,834	1,528,761	3,679,238	2,714,382	6,760,926
Reinvestment of distributions	261,212	274,662	29,544	27,491	37,137	9,992
Redemption of shares	(3,522,561)	(3,950,563)	(757,767)	(1,731,556)	(806,198)	(1,634,637)
Net increase in Investor Shares	16,658,673	14,812,933	800,538	1,975,173	1,945,321	5,136,281
Advisor Shares:
Sales of shares	4,487,336	6,434,519	9,003,045	224,943	1,853,987	772,859
Reinvestment of distributions	77,391	107,338	2,923	—	30,081	17,257
Redemption of shares	(2,837,179)	(2,429,046)	(564,014)	(301,866)	(307,887)	(511,618)
Net increase (decrease) in Advisor Shares	1,727,548	4,112,811	8,441,954	(76,923)	1,576,181	278,498

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

	Global Multi-Cap Equity Fund			Total Return Fixed Income Fund		Absolute Return EMD and Currency Fund
	2013	2012		2013	2012	2013	2012(a)
Investor Shares:
Sales of shares	—	—		2,508,004	2,114,376	4,757,556	8,565,473
Reinvestment of distributions	—	—		360,765	268,219	79,435	—
Redemption of shares	—	—		(1,072,925)	(1,964,880)	(4,861,708)	(1,429,939)
Net increase (decrease) in Investor Shares	—	—		1,795,844	417,715	(24,717)	7,135,534
Advisor Shares:
Sales of shares	—	—		240,533	265,725	1,880,362	805,575
Reinvestment of distributions	—	—		16,954	6,724	5,836	—
Redemption of shares	—	—		(72,817)	(111,558)	(383,402)	(100,458)
Net increase in Advisor Shares	—	—		184,670	160,891	1,502,796	705,117
Institutional Class Shares:
Sales of shares	1,163,946	2,560,663	(c)	—	—	—	—
Reinvestment of distributions	44,459	165,153	(c)	—	—	—	—
Redemption of shares	(1,039,346)	(2,025,363	)(c)	—	—	—	—
Net increase in Institutional Class Shares	169,059	700,453		—	—	—	—
Institutional Service Class Shares(b):
Sales of shares	730,839	4,655		—	—	—	—
Reinvestment of distributions	1,459	—		—	—	—	—
Redemption of shares	(4,933)	—		—	—	—	—
Net increase in Institutional Service Class Shares	727,365	4,655		—	—	—	—

(a) Fund commenced investment activities on December 15, 2011.

(b) Class commenced operations on September 28, 2012.

(c) Restated to reflect the effect of a 10 for 1 share split on September 27, 2012. (See Note 14)

NOTE 13 — LITIGATION

In May 2011, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust, in the case captioned Weisfelner v. A. Holmes & H. Holmes TTEE, et al. (Adv. Pro. No. 10-5525) (Bankr. S.D.N.Y.) (the “Litigation Trust Action”).  In January 2012, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as trustee of the LB Creditors Trust, in the case captioned Weisfelner v. Fund 1 et al. (Adv. Pro. No. 10-04609) (the “Creditors Trust Action”).  Both litigations seek to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company as alleged fraudulent transfers.  The Litigation Trust Action asserted intentional and constructive fraudulent transfer actions under the Bankruptcy Code, and the Creditors Trust Action asserted intentional and constructive fraudulent transfer actions under state law.  Both litigations allege that Schroders US Mutual Funds received $2,045,424 in payments in the leveraged buyout.  The Funds’ records indicate that Schroder North American Equity Fund received payment in that amount related to the buyout, and that Fund is the only Schroder U.S. mutual fund that received such a payment.  Schroder North American Equity Fund has joined in motions to dismiss that were previously filed by other defendants.  By order dated October 6, 2011, the motions to dismiss were granted with respect to the constructive fraudulent transfer claims brought under the Bankruptcy Code in the Litigation Trust Action.  The motions to dismiss remain pending with respect to the constructive fraudulent transfer claims brought under state law and the intentional fraudulent transfer claims.  The possible outcome of the actions is currently uncertain.

NOTE 14 — SHARE SPLIT AND SPECIAL DIVIDEND

Effective on September 27, 2012, the Trustees declared a ten for one share split for Schroder Global Multi-Cap Equity Fund — Institutional Class with respect to its shareholders of record on September 26, 2012. The Trustees also declared a special dividend on September 21, 2012 to shareholders of record of Schroder Global Multi-Cap Equity Fund — Institutional Class on September 20, 2012.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2013 (unaudited)

NOTE 15 — RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB issued ASU No. 2011-11, a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments in this update require an entity to disclose information about offsetting of assets and liabilities and facilitate comparison between U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013.  At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

NOTE 16 — SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of April 30, 2013.

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways.

•      Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•      Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder North American Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,138.70	0.35%	$1.86
Advisor Shares	1,000.00	1,137.20	0.70	3.71
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.06	0.35%	$1.76
Advisor Shares	1,000.00	1,021.32	0.70	3.51
Schroder U.S. Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,141.00	1.32%	$7.01
Advisor Shares	1,000.00	1,139.40	1.57	8.33
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.25	1.32	$6.61
Advisor Shares	1,000.00	1,017.01	1.57	7.85

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

Disclosure of Fund Expenses (unaudited) (concluded)

	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder U.S. Small and Mid Cap Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,147.60	1.05%	$5.59
Advisor Shares	1,000.00	1,146.40	1.30	6.92
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.59	1.05%	$5.26
Advisor Shares	1,000.00	1,018.35	1.30	6.51

Schroder Emerging Market Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,059.30	1.21%	$6.18
Advisor Shares	1,000.00	1,058.40	1.46	7.45
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.79	1.21	$6.06
Advisor Shares	1,000.00	1,017.65	1.46	7.30

Schroder International Alpha Fund
Actual Expenses
Investor Shares	$1,000.00	$1,129.20	0.95%	$5.02
Advisor Shares	1,000.00	1,127.60	1.30	6.86
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,020.08	0.95	$4.76
Advisor Shares	1,000.00	1,018.35	1.30	6.51

Schroder International Multi-Cap Value Fund
Actual Expenses
Investor Shares	$1,000.00	$1,134.10	0.95%	$5.03
Advisor Shares	1,000.00	1,132.50	1.30	6.87
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,020.08	0.95	$4.76
Advisor Shares	1,000.00	1,018.35	1.30	6.51

Schroder Global Multi-Cap Equity Fund
Actual Expenses
Institutional Class Shares	$1,000.00	$1,126.40	0.70%	$3.69
Institutional Service Class Shares	1,000.00	1,126.40	0.80	4.22
Hypothetical Example for Comparison Purposes
Institutional Class Shares	$1,000.00	$1,021.32	0.70	$3.51
Institutional Service Class Shares	1,000.00	1,020.83	0.80	4.01

Schroder Total Return Fixed Income Fund
Actual Expenses
Investor Shares	$1,000.00	$1,018.80	0.40%	$2.00
Advisor Shares	1,000.00	1,017.50	0.65	3.25
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,022.81	0.40	$2.01
Advisor Shares	1,000.00	1,021.57	0.65	3.26

Schroder Absolute Return EMD and Currency Fund
Actual Expenses
Investor Shares	$1,000.00	$1,043.00	1.15%	$5.83
Advisor Shares	1,000.00	1,040.70	1.40	7.08
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.09	1.15	$5.76
Advisor Shares	1,000.00	1,017.85	1.40	7.00

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

Notes

Notes

Privacy Statement

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security number and income

•      account balances and account transactions

•      assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call BFDS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Who we are

Who is providing this notice?	• Schroder Investment Management North America Inc. • Schroder Mutual Funds • Schroder Fund Advisors LLC

What we do

How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

•      open an account and provide account information

•      give us your contact information

•      show your driver’s license or government issued ID

•      enter into an investment advisory contract

•      make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•      sharing for affiliates’ everyday business purposes—information about your creditworthiness

•      affiliates from using your information to market to you

•      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•      Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•      Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Advisor	Schroder Investment Management North America, Inc.
875 Third Avenue, 22nd Floor
New York, NY

Trustees	Catherine A. Mazza (Chairman)
Jay S. Calhoun
Margaret M. Cannella
Mark D. Gersten

Distributor	Schroder Fund Advisors LLC
875 Third Avenue, 22nd Floor
New York, NY 10022

Transfer & Shareholder	Boston Financial Data Services, Inc.
Servicing Agent

Custodian	JPMorgan Chase Bank

Counsel	Ropes & Gray LLP

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

Schroder Capital Funds (Delaware)
Schroder Series Trust
Schroder Global Series Trust
P.O. Box 8507
Boston, MA 02266
(800) 464-3108

56285

Item 2.   Code of Ethics.

Not applicable for semi-annual report.

Item 3.   Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.   Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.   Schedule of Investments.

Not applicable.

Item 7.         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.         Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from February 1, 2013 through April 30, 2013 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schroder Capital Funds (Delaware)

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz,
Principal Executive Officer

Date: July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz,
Principal Executive Officer
Date: July 2, 2013

By (Signature and Title)*	/s/ Alan M. Mandel
Alan M. Mandel,
Treasurer and Chief Financial Officer
Date: July 2, 2013

*     Print the name and title of each signing officer under his or her signature.